AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION   October 18, 1996
                                                      1933 Act File No. 87636
                                                      1940 Act File No. 811-8918
                                   Form N-1A
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-1A

Registration Statement Under the Securities Act of 1933           [ ]
        Pre-Effective Amendment No. _________                     [ ]
        Post-Effective Amendment No.___3_____                     [x]
                   and/or
Registration Statement Under the Investment Company Act of 1940   [x]
        Amendment No. 5

                       (Check appropriate box or boxes.)

                           THE HIRTLE CALLAGHAN TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                    575 E. Swedesford Road, Wayne PA  19087
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)           (Zip Code)

                                  610-254-9596
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, including Area Code)

Laura Anne Corsell, Esq                 (With Copy To):
c/o Hirtle Callaghan & Co. Inc.         Audrey Talley, Esq.
575 Swedesford Road                     Stradley Ronan Stevens & Young
Wayne, PA  19087                        2600 One commerce Square
                                        Philadelphia, PA, 19103-7098
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this
                                               Registration Statement

It is proposed that this filing will become effective (check appropriate box)
        [ ]   Immediately upon filing pursuant to paragraph (b)
        [ ]   on (date) pursuant to paragraph (b)
        [x]   60 days after filing pursuant to paragraph (a)(i)
        [ ]   on (date) pursuant to paragraph (a)(i) of rule 485
        [ ]   75 days after filing pursuant to paragraph (a)(ii) of Rule 485
        [ ]   on (date) pursuant to paragraph (a)(i) of Rule 485

An indefinite number of Registrant's securities has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.





--------------------------------------------------------------------------------

                              CROSS REFERENCE SHEET
           (Required by Rule 481(a) under the Securities Act of 1933)

Part A -- Information required in a Prospectus      Prospectus Heading
          ------------------------------------      ------------------
Item 1.   Cover Page                                Cover Page

Item 2.   Synopsis                                  Expense Information

Item 3.   Condensed Financial Information           Financial Highlights

Item 4.   General Description of Registrant         Cover Page;
                                                    Management of the
                                                    Trust; General

Item 5.   Management of the Fund                    Management of the
                                                    Trust

Item 6.   Capital Stock and other Securities        General

Item 7.   Purchase of Securities Being Offered      Purchases and Redemptions

Item 8.   Redemption or Repurchase                  Purchases and Redemptions

Item 9.   Legal Proceedings                         Not Applicable


Part B -- Information required in a Statement       Statement of Additional
          of Additional                             Information Heading
                -------------------------------------------

Item 10.  Cover Page                                Cover Page

Item 11.  Table of Contents                         Cover Page

Item 12.  General Information and History           Cover Page; Management of
                                                    the Trust

Item 13.  Investment Objectives and Policies        Further Information on
                                                    Investment Policies;
                                                    Hedging through the use
                                                    of Options; Hedging
                                                    through the use of Futures
                                                    Contracts; Hedging
                                                    through the use of
                                                    Currency-related
                                                    Instruments; Investment
                                                    Restrictions


Item 14.  Management of the Registrant              Management of the Trust

Item 15.  Control Persons and Principal             Management of the Trust
          Holders of Securities

Item 16.  Investment Advisory and Other               Management of the Trust
          Services

Item 17.  Brokerage Allocation                        Portfolio Transactions and
                                                      Valuation

Item 18.  Capital Stock and Other Securities          General (in Prospectus)

Item 19.  Purchase, Redemption and Pricing of         Additional Purchase and
          Securities Being Offered                    Redemption Information;
                                                      Portfolio Transactions
                                                      and Valuation

Item 20.  Tax Status                                  Dividends, Distributions
                                                      and Taxes
Item 21.  Underwriters                                Management of the Trust

Item 22.  Calculation of Performance Date             Not Applicable

Item 23.  Financial Statements                        Independent Accountants
                                                      and Financial Statements


Part C - Other Information
     Information required to be included in Part C is set forth under the appropriate item so numbered in Part C of this Registration Statement.

                        THE HIRTLE CALLAGHAN TRUST
                             575 E. Swedesford Road
                                Wayne, PA  19087
                             November __, 1996


The Hirtle Callaghan Trust ("Trust"), a diversified, open-end management investment company, was organized in 1994 by Hirtle, Callaghan & Co., Inc. ("Hirtle Callaghan") to enhance Hirtle Callaghan's ability to acquire the services of independent specialist money management organizations for the clients Hirtle Callaghan serves. The Trust currently consists of five separate investment portfolios (each a "Portfolio"). Day-to-day portfolio management services are provided to each of the Trust's five Portfolios by one or more independent investment advisory organizations ("Investment Managers"), selected by, and under the general supervision of, the Trust's Board of Trustees ("Board"). Shares of the Trust are available exclusively to investors ("Eligible Investors") who are clients of Hirtle Callaghan or clients of financial intermediaries, such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with Hirtle Callaghan.

The Trust currently consists of five separate Portfolios, as listed below:

The Value Equity Portfolio  seeks total return by investing in equity
--------------------------
securities.

The Growth Equity Portfolio  seeks capital appreciation by investing in equity
---------------------------
securities.

The Small Capitalization Equity Portfolio  seeks long term capital appreciation
-----------------------------------------
by investing primarily in equity securities of smaller companies.

The International Equity Portfolio  seeks total return by investing in a
----------------------------------
diversified portfolio of equity securities of non-U.S. issuers.

The Limited Duration Municipal Bond Portfolio  seeks a high level of current
---------------------------------------------
income exempt from Federal income tax, consistent with the preservation of capital.

This prospectus contains concise information about the Trust that a prospective investor needs to know before investing in any of the Portfolios. Please read it carefully and keep it for future reference. A Statement of Additional
Information, dated   November __, 1996, has been filed with the Securities and
Exchange Commission and is incorporated by reference in this prospectus. It may be obtained upon request free of charge by contacting the Trust at 610-254-9596.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              EXPENSE  INFORMATION

 Table 1:  Shareholder  Transaction Expenses:             NONE
--------------------------------------------

Table 2:  Annual Operating Expenses (as a percentage of average net assets) *
-----------------------------------------------------------------------------


                  TO BE SUPPLIED BY AMENDMENT



Example:  An investor would pay the following expenses on a $1,000 investment,
-------
assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                       Small
                Value      Growth      Capitalization     International      Limited Duration
Portfolio       Equity     Equity      Equity             Equity             Municipal Bond
---------       ------     ------      --------------     -------------      ----------------
1 year           $ 7         $ 7            $ 8               $ 9                $ 5
3 years          $21         $21            $26               $27                $17


The preceding example assumes that all dividends and distributions are reinvested and that the percentage totals listed under "Estimated Annual Trust Operating Expenses" remain the same in the years shown. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

As shown above in Table 1, none of the Trust's Portfolios impose any shareholder transaction fees in connection with either the purchase or redemption of shares. Investors who acquire shares of the Trust through a program of services offered by a financial intermediary, such as an investment adviser or bank, may be subject to charges for services. All such charges are in addition to those expenses borne by the Trust and described in the foregoing tables, or reflected in the Example shown. Investors should contact any such financial intermediary for information concerning what, if any, additional fees may be charged. For more complete descriptions of the various costs and expenses, see "Management of the Trust," in this prospectus.

                             Financial Highlights

 (Selected per share data and rations for a share outstanding throughtout each period)

The following information, which [to be supplied by amendment], should be read in conjunction with the Trust's financial statements. The Trust's financial statements are included in the Trust's Statement of Additional Information, which is available upon request.

                                 VALUE          GROWTH     SMALL CAPITALIZATION  INTERNATIONAL  LIMITED DURATION
                            AUGUST 25, 1995 AUGUST 8, 1995  SEPTEMBER 5, 1995   AUGUST 17, 1995 OCTOBER 10, 1995
                             (COMMENCEMENT  (COMMENCEMENT     (COMMENCEMENT      (COMMENCEMENT   (COMMENCEMENT
                            OF OPERATIONS)  OF OPERATIONS)    OF OPERATIONS)    OF OPERATIONS)   OF OPERATIONS)
                                THROUGH        THROUGH           THROUGH            THROUGH         THROUGH
                             JUNE 30, 1996  JUNE 30, 1996     JUNE 30, 1996      JUNE 30, 1996   JUNE 30, 1996
                            --------------- -------------- -------------------- --------------- ----------------
Net Asset Value, Beginning
 of Period.................     $ 10.00        $  10.00          $ 10.00            $ 10.00         $ 10.00
                                -------        --------          -------            -------         -------
Income from Investment
 Operations:
 Net investment income.....        0.22            0.04             0.10               0.16            0.35
 Net realized and
  unrealized gain on
  investments and foreign
  currency transactions....        1.51            1.13             1.07               1.35            0.01
                                -------        --------          -------            -------         -------
 Total from investment
  operations...............        1.73            1.17             1.17               1.51            0.36
                                -------        --------          -------            -------         -------
Less Distributions:
 From net investment
  income...................       (0.22)          (0.04)           (0.10)             (0.24)          (0.36)
 From realized gains.......       (0.03)           0.00             0.00              (0.01)           0.00
                                -------        --------          -------            -------         -------
 Total distributions.......       (0.25)          (0.04)           (0.10)             (0.25)          (0.36)
                                -------        --------          -------            -------         -------
Net Asset Value, End of
 Period....................     $ 11.48        $  11.13          $ 11.07            $ 11.26         $ 10.00
                                =======        ========          =======            =======         =======
Total Return...............       17.28%          11.69%           11.82%             15.15%           3.60%
Net Assets End of Period
 (in thousands)............     $71,503        $110,537          $61,503            $77,732         $29,485
Ratios to Average Net
 Assets of:
 Net investment income*....        2.55%           0.46%            1.33%              1.75%           4.78%
 Expenses net of
  waivers/reimbursements*..        0.63%           0.63%            0.78%              0.81%           0.53%
 Expenses before
  waivers/reimbursements*..        0.68%           0.68%            0.90%              0.92%           0.81%
Portfolio Turnover Rate....          92%             80%              38%                15%            116%

----------------
* Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

Set forth below is a brief description of the investment objective and policies of each of the Trust's Portfolios, as well as the identity of the Investment Manager(s) responsible for making day-to-day investment decisions for each Portfolio. More detailed information about the Investment Managers appears in this prospectus under the heading "Management of the Trust." Further information about the types of instruments in which each Portfolio may invest, and the risks associated with such investments, appears in this prospectus under the heading "Investment Practices and Risk Considerations" and in the related Statement of Additional Information. The Statement of Additional Information also lists those investment restrictions to which the various Portfolios are subject under the Investment Company Act of 1940 ("Investment Company Act"). Unless otherwise noted, the investment objectives and policies of the respective Portfolios as set forth below are not fundamental and may be changed or modified by the Trust's Board without a shareholder vote.

As further described in this prospectus under the heading "Management of the Trust," investment discretion with respect to the assets of each Portfolio is vested with one or more Investment Managers retained by the Trust. While the Trust's Board is ultimately responsible for all matters relating to the Trust, day-to-day decisions with respect to the purchase and sale of securities in accordance with a Portfolio's investment objectives and policies are the responsibility of the Investment Managers retained from time to time by the Trust on behalf of the respective Portfolios. As is the case with any investment in securities, an investment in any of the Portfolios involves certain risks and there can be no assurance that any Portfolio will achieve its objective.

The Value Equity Portfolio.  The investment objective of this Portfolio is to
--------------------------
provide total return consisting of capital appreciation and current income. The Portfolio seeks to achieve this objective primarily through investment in a diversified portfolio of equity securities. In selecting securities for the Portfolio, the Investment Managers will generally emphasize equity securities with a relatively lower price-earnings ratio but higher dividend income than the average range for stocks included in the Standard & Poor's 500 Stock Index; dividends paid by The Value Equity Portfolio can generally be expected to be higher than those paid by The Growth Equity Portfolio. Up to 15% of the Portfolio's assets may be invested in convertible securities; up to 15% of the Portfolio's assets may be invested in American Depositary Receipts. Further information about equity related securities appears in this prospectus under the heading "Investment Practices and Risk Considerations: About Equity Securities." Hotchkis and Wiley and Institutional Capital Corporation currently serve as Investment Managers for The Value Equity Portfolio.

The Growth Equity Portfolio.  The investment objective of this Portfolio is to
---------------------------
provide capital appreciation, with income as a secondary consideration. The Portfolio will seek to achieve this objective by investing primarily in a diversified portfolio of equity securities traded on registered exchanges or in the over-the-counter market in the U.S. In selecting securities for the Portfolio, the Investment Managers will generally emphasize equity securities with long-term earnings growth potential and relatively higher price-earnings ratios than the average range for stocks included in the Standard & Poor's 500 Stock Index. Although dividend paying securities will be considered for inclusion in the Portfolio, dividends paid by The Growth Equity Portfolio can generally be expected to be lower than those paid by The Value Equity Portfolio. Up to 10% of the Portfolio's assets may be invested in convertible securities. Further information about investments in equity related investments appears in this prospectus under the heading "Investment Practices and Risk Considerations:
About Equity Securities." In addition, a maximum of 20% of the Portfolio's assets may be invested in securities of non-U.S. issuers. Further information about the special considerations applicable to international investments appears in this prospectus under the heading "Investment Practices and Risk
Considerations: About Foreign Securities." Jennison Associates Capital Corp. and Westfield Capital Management Company, Inc. currently serve as Investment Managers for The Growth Equity Portfolio.

The Small Capitalization Equity Portfolio.  The investment objective of this
-----------------------------------------
Portfolio is to provide long term capital appreciation by investing primarily in equity securities of smaller companies. Companies in which the Portfolio may invest are those which, in the view of one or more of the Portfolio's Investment
Managers, have   demonstrated, or have the potential for, strong capital
appreciation potential due to their relative market position, anticipated earnings, changes in management or other factors. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of companies with capitalizations of less than $1.0 billion at the time of purchase; up to 35% of the Portfolio's assets may be invested in the equity securities of companies with larger capitalizations. Further information about the special considerations applicable to equity investments in smaller companies appears in this prospectus under the heading "Investment Practices and Risk Considerations: About Equity Securities." Clover Capital Management, Inc. and Frontier Capital Management Company currently serve as Investment Managers for The Small Capitalization Equity Portfolio.

The International Equity Portfolio.    The investment objective of this
----------------------------------
Portfolio is to maximize total return, consisting of capital appreciation and current income, by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of issuers located in at least three countries other than the United States. Further information about the special considerations applicable to international investments appears in this prospectus under the heading "Investment Practices and Risk Considerations: About Foreign Securities." Brinson Partners, Inc. currently serves as Investment Manager for The International Equity Portfolio.

The International Equity Portfolio is designed to invest in the equity securities of non-U.S. issuers that are believed to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues based upon the Investment Manager's research and proprietary valuation systems. Although the Portfolio may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE"). Currently, these markets are Japan, the United Kingdom, Germany, France, Canada, Italy, the Netherlands, Australia, Switzerland, Spain, Hong Kong, Belgium, Singapore, Malaysia, Sweden, Denmark, Norway, New Zealand, Austria, Finland and Ireland. Securities of non-U.S. issuers purchased by the Portfolio may be purchased on U.S. registered exchanges, the over-the-counter markets or in the form of sponsored or unsponsored American Depositary Receipts traded on registered exchanges or NASDAQ or sponsored or unsponsored European Depositary Receipts.

Securities may also be purchased on recognized foreign exchanges or on over-the-counter markets overseas. In addition, the Portfolio may enter into forward foreign currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets in order to hedge against fluctuations in the relative value of the currencies in which securities held by the Portfolio are denominated. Further information about the Portfolio's use of these instruments appears in this prospectus under the heading "Investment Practices and Risk Considerations:
About Hedging Strategies." The International Equity Portfolio may also invest in high-quality short-term debt instruments (including repurchase agreements) denominated in U.S. or foreign currencies for temporary purposes. Further information about the Portfolio's temporary investment practices appears in this prospectus under the heading "Investment Practices and Risk Considerations:
About Temporary Investment Practices."

The Limited Duration Municipal Bond Portfolio.  The investment objective of this
---------------------------------------------
Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of municipal bonds (i.e., debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax). It is a fundamental policy of the Portfolio that, under normal circumstances, at least 80% of its net assets will be invested in such securities (collectively, "Tax-Exempt Securities"). Tax-Exempt Securities may include general obligation bonds and notes, revenue bonds and notes (including industrial revenue bonds and municipal lease obligations), as well as participation interests relating to such securities. In order to maintain liquidity, the Portfolio is authorized to invest up to 20% of its total assets in taxable instruments. Further information about such investments appears in this prospectus under the heading "Investment Practices and Risk Considerations: About Temporary Investment Practices." Morgan Grenfell Capital Management Incorporated currently serves as Investment Manager for The Limited Duration Municipal Bond Portfolio.

It is anticipated that the average credit quality of all Tax-Exempt Securities purchased for the Portfolio will be comparable to securities rated "Aa" by Moody's Investors Service ("Moody's"), or "AA" by Standard & Poor's Corporation ("S&P"), respectively (or, in the case of municipal notes and commercial paper, corresponding ratings assigned to such instruments). The Portfolio is also, however, authorized to invest in Tax-Exempt Securities that, at the time of investment, are rated at least investment grade (e.g. "Baa" or better by Moody's, "BBB" by S&P or, if unrated, are determined by the Portfolio's Investment Manager to be of comparable quality to securities that have received such ratings). Securities rated "Baa" or "BBB" may be said to have speculative characteristics in that changes in economic conditions or other circumstances may be more likely to weaken the issuer's capacity to make principal and interest payments than is the case with respect to securities that have received higher ratings. The municipal notes in which the Portfolio may invest will be limited to those obligations which are rated, at the time of purchase, at least MIG-1 or V-MIG-1 by Moody's or SP-1 by S&P or, if unrated, are determined by the Investment Manager to be of comparable quality to securities that have received such ratings. Tax-exempt commercial paper must be rated at least A-1 by S&P or Prime -1 by Moody's at the time of investment or, if not rated, determined by the Portfolio's Investment Manager to be of comparable quality to issues that have received such ratings. Taxable investments, if any, will be limited to those rated "Aa" or "AA" by Moody's or

S&P, respectively (or, in the case of securities not rated by these services or unrated, of comparable quality). Further information about ratings appears in this prospectus under the heading "Investment Practices and Risk Considerations:
About Debt Securities and Ratings Organizations."

Municipal securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an overall duration of less than 4 years. Duration is a concept that incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure that is used by investment professionals as a more precise alternative to the concept of term-to-maturity. As a point of reference, the maturity of a current coupon bond with a 3 year duration is approximately 3.5 years and the maturity of a current coupon bond with a 6 year duration is approximately 9 years. Changes in interest rates can adversely affect the value of an investment in the Portfolio. As an example, a one percent increase in interest rates could result in a four percent decrease in the value of a portfolio with a duration of four years. When interest rates are falling, a fixed income portfolio with a shorter duration generally will not generate as high a level of total return as one with a longer duration. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios. In determining whether to invest in a particular Tax Exempt Security, the Portfolio's Investment Manager will rely on the opinion of bond counsel for the issuer as to the validity of the security and the exemption of interest on such security from Federal and relevant state income taxes, and will not make an independent investigation of the basis for any such opinion.

                  INVESTMENT PRACTICES AND RISK CONSIDERATIONS

Although the Trust's Portfolios have different investment objectives and policies, certain investment practices may be used by one or more of the Portfolios. A general description of each such practice is set forth below, together with the Portfolios to which each practice is available.

About Equity Securities.  The Value Equity, Growth Equity, Small Capitalization
-----------------------
Equity and International Equity Portfolios invest primarily in equity securities. For purposes of the investment policies of these Portfolios, the term "equity securities" includes common and preferred stock and rights and warrants to purchase other equity securities. A maximum of 15% of the assets of The Value Equity Portfolio and up to 10% of the assets of The Growth Equity Portfolio may be invested in convertible issues, the market value of which tend to move together with the market value of the underlying common stock as a result of the conversion feature. Both The International Equity Portfolio and The Small Capitalization Equity Portfolio are also authorized to invest up to 5% of their respective assets in similar convertible issues, although these Portfolios have no present intention of doing so. In general, investments in equity securities and convertible issues are subject to market risks that may cause their prices to fluctuate over time. Additionally, the value of securities, such as warrants and convertible issues, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Convertible issues purchased for any Portfolio will be limited to those issues that are either rated (or, unrated securities that, in the judgment of the relevant Investment Manager, are comparable in quality to securities rated) investment grade or better by Moody's or S&P or other ratings organization. Please refer to "Debt Securities and Ratings Organizations" in this section of the prospectus for further information about such organizations and their ratings. Fluctuations in the value of equity securities in which a Portfolio invests will cause the net asset value of that Portfolio to fluctuate.

An investment in those Portfolios of the Trust that invest primarily in equity securities may be more suitable for long-term investors who can bear the risk of short-term principal fluctuation. The Small Capitalization EquityPortfolio invests primarily in equity securities issued by smaller companies, generally with a capitalization of less than $1.0 billion. Equity securities of smaller companies involve greater risk than that customarily associated with investments in larger, more established companies. This increased risk may be due to the fact that such companies often have limited markets and financial resources, narrow product lines and lack of depth of management. The securities of smaller companies are often traded in the over-the-counter markets and, if listed on national or regional exchanges, may not be traded in volumes typical for such exchanges. Thus, the securities of smaller companies are likely to be less liquid, and subject to more abrupt or erratic price movements than larger, more established companies. Further information about securities that may be illiquid is included in this section under the heading
"About Illiquid Securities."

About Debt Securities and Ratings Organizations.  Ratings of debt securities and
------------------------------------------------
rated convertible issues represent the judgment of the nationally recognized rating organization (each an "NRSRO"), such as S&P and Moody's, that assigns the rating regarding the rated instrument. Such ratings are not a guarantee of quality and may be reduced after the Trust has acquired the security. If a security's rating is reduced while it is held by the Trust, the appropriate Investment Manager will consider whether the Trust should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, an NRSRO may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates. A summary of the ratings categories of Moody's and S&P appears in the Appendix to the Statement of Additional Information.

Certain of the Portfolios may purchase debt securities that have not been assigned ratings by any NRSRO but are determined by the relevant Investment Manager to be of a quality comparable to rated securities that the Portfolio is permitted to purchase. The quality of unrated securities will be determined by an Investment Manager in accordance with guidelines adopted by the Board.

About Foreign Securities.  The International Equity Portfolio invests primarily
------------------------
in equity securities of non-U.S. issuers, which securities may be traded in the U.S. or abroad and which may be denominated in foreign currencies. In addition and as noted earlier in this prospectus, The Growth Equity Portfolio may also invest in such securities. The International Equity Portfolio may also invest in short-term debt instruments denominated in foreign currencies under unusual market conditions. Equity securities of overseas issuers are subject to the same risks, described above, applicable to equity securities in general. In addition, both debt and equity securities of foreign issuers may involve risks which are not ordinarily associated with investing in domestic securities. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards;

less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of foreign political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. In addition, changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies relative to the U.S. dollar. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of securities held in the Portfolio and, thus, the Portfolio's net asset value per share. Securities transactions effected in markets overseas are generally subject to higher fixed commissions than may be negotiated on U.S. exchanges. Custody arrangements for the Portfolio's foreign securities will be more costly than those associated with domestic securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the Portfolio's income.

The Value Equity Portfolio may invest in American Depositary Receipts ("ADRs"). ADRs are dollar-denominated receipts generally issued in registered form by domestic banks, that represent the deposit with the bank of a security of a foreign issuer. ADRs, which are publicly traded on U.S. exchanges and in the over-the-counter markets, may be sponsored by the foreign issuer of the underlying security or may be unsponsored. The International Equity Portfolio and the Growth Equity Portfolio are also permitted to invest in ADRs. Additionally, these portfolios may invest in European Depositary Receipts ("EDRs"). EDRs are similar to ADRs but are issued and traded in Europe. EDRs are generally issued in bearer form and denominated in foreign currencies and, for this reason, are subject to the currency risks described above. For purposes of the Trusts' investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock. ADR or EDR programs may be sponsored or unsponsored. Unsponsored programs are subject to certain risks. In contrast to sponsored programs, where the foreign issuer of the underlying security works with the depository institution to ensure a centralized source of information about the underlying company, including any annual or other similar reports to shareholders, dividends and other corporate actions, unsponsored programs are based on a service agreement between the depository institution and holders of ADRs or EDRs issued by the program; thus investors bear expenses associated with certificate transfer, custody and dividend payments. In addition, there may be several depository institutions involved in issuing unsponsored ADRs or EDRs for the same underlying issuer. Such duplication may lead to market confusion because there would be no central source of information for buyers, sellers and intermediaries, and delays in the payment of dividends and information about the underlying issuer or its securities could result.

About Tax-Exempt Securities.  The Limited Duration Municipal Bond Portfolio
---------------------------
intends to invest substantially all of its assets in Tax-Exempt Securities, including municipal bonds, notes and related instruments. The performance of this Portfolio depends primarily on interest rate risk and credit risk.
Interest rate risk is the risk that the value of an investment will fluctuate in

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
response to changes in interest rates. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. The credit quality of municipal obligations held by the Portfolio can be affected, among other things, by the financial condition of the issuer or guarantor of a Tax-Exempt Security, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the underlying project and regional political or economic developments.

Generally, the value of debt securities such as Tax-Exempt Securities, will tend to decrease in value when interest rates rise and increase in value when interest rates fall, with shorter term securities generally less sensitive to interest rate changes than longer term securities. Municipal bonds are debt obligations which are typically issued with maturities of five years or more, issued by local, state and regional governments or other governmental authorities. Municipal bonds may be issued for a wide range of purposes, including construction of public facilities, funding operating expenses, funding of loans to public institutions; or refunding outstanding municipal debt. Municipal bonds may be "general obligations" of their issuers, the repayment of which is secured by the issuer's pledge of full faith, credit and taxing power. "Revenue" or "special tax" bonds, such as municipal lease obligations and industrial revenue bonds are obligations that are payable from revenues derived from a particular facility or a special excise or other tax. Trusts for repayment of revenue bonds are generally limited to revenues from the underlying project or facility. As a consequence, the credit quality of such obligations is ordinarily dependent on the credit quality of the private user or operator of the project or facility rather than the governmental issuer of the obligation. Municipal lease obligations likewise may not be backed by the issuing municipality's credit and may involve risks not normally associated with investments in Tax-Exempt Securities. For example, interest on such obligations may become taxable if the lease is assigned. The Portfolio may also incur losses if the municipal issuer does not appropriate funds for lease payments on an annual basis, which may result in termination of the lease and possible default. Municipal leases may also be illiquid. Further information about securities that may be illiquid is included in this section under the heading "About Illiquid Securities."

The Limited Duration Municipal Bond Portfolio may also invest in Tax-Exempt Securities, the proceeds of which are directed, at least in part, to private, for-profit organizations. Although the interest from such bonds is exempt from regular Federal income tax, if the bond was issued after August 7, 1986, the interest may be treated as tax preference items for purposes of the alternative minimum tax; such bonds are often referred to as "AMT Bonds." The alternative minimum tax is a special separate tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.

Municipal notes are obligations issued by local, state and regional governments to meet their short-term funding requirements. Municipal notes may be short-term debt obligations which are issued pending receipt of taxes or other revenues, and retired upon receipt of such revenues. Such securities include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. Other types of municipal notes in which the Portfolio may invest are issued to fund municipal operations on a temporary or revolving basis and may include construction loan notes, short-term discount notes, tax-exempt commercial paper demand notes and similar instruments.
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
Long term fixed rate municipal bonds that have been coupled with puts granted by a third party financial institution may also be purchased for the Portfolio. Such instruments, which may be represented by custodial receipts or trust certificates, are designed to enhance the liquidity and shorten the duration of the underlying bond. Under certain circumstances, however, such as the downgrading of the underlying bond or a change in its tax-exempt status, the associated put will terminate automatically and the weighted average maturity of the Portfolio may increase. A "Participation interest" is a floating or variable rate security issued by a financial institution. These instruments represent interests in municipal bonds or other municipal obligations held by the issuing financial institution. Participation interests are generally backed by an irrevocable letter of credit or guarantee by a bank (which may or may not be the issuing financial institution). The letter of credit feature is usually designed to enhance the credit quality of the underlying municipal obligations. In addition, participation interests generally carry a demand feature. These demand features permit the Portfolio to tender the participation interest back to the issuing financial institution and are usually designed to provide liquidity for the Portfolio in the event of a downgrade in the credit quality of the instrument or default in the underlying municipal obligation. The Portfolio may acquire stand-by commitments, also known as "liquidity puts" solely for the purpose of facilitating portfolio liquidity. These instruments give the Portfolio the right to sell specified securities back to the seller, at the option of the Portfolio, at a specified price. It is expected that such stand-by commitments will be available without the payment of any direct or indirect consideration. However, if advisable in the judgment of the Investment Manager of the Portfolio, the Portfolio may pay for such commitments at the time the underlying security is acquired.

Tax-Exempt Securities may be purchased on a "when-issued" basis. When securities are purchased on a when-issued or delayed delivery basis, the Portfolio must maintain, in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price (or enter into offsetting contracts for the forward sale of other securities it owns). The purchase of securities on a when-issued or delayed delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although purchases of securities on a when-issued or delayed delivery basis are expected to be made only with the intention of acquiring those securities for the investment portfolio of the purchasing Portfolio, when-issued or delayed delivery securities may be sold prior to settlement if the purchasing Portfolio's Investment Manager deems it appropriate to do so. The market value of when-issued securities may increase or decrease prior to settlement as a result of changes in interest rates or other factors and short-term gains or losses may be realized on any sales of such when-issued securities.

About Temporary Investment Practices.  Although it is the intention of the Trust
------------------------------------
that each of the Portfolios be fully invested in accordance with its respective investment objectives and policies at all times, to maintain liquidity pending investment, The Value Equity, Growth Equity, Small Capitalization Equity and Limited Duration Municipal Bond Portfolios are authorized to invest up to 20% of their respective assets in short-term money market instruments issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such securities (collectively, "U.S. Government


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
Securities"), or short-term money market instruments of other issuers, which may include corporate commercial paper, and variable and floating rate debt instruments, that have received, or are comparable in quality to securities that have received, one of the two highest ratings assigned by at least one NRSRO. The International Equity Portfolio is also permitted to invest in U.S. Government Securities or short-term money market instruments of other issuers denominated in U.S. dollars or other currencies to maintain liquidity pending investment. Investments in short-term instruments denominated in foreign currencies are subject to the same risk considerations as described above under the heading "About Foreign Securities." All such investments will be subject to the same quality standards as those applicable to short-term investments made on behalf of the Trust's domestic portfolios. Under extraordinary market or economic conditions, all or any portion of a Portfolio's assets may be invested in short-term money market instruments for temporary defensive purposes.
Further information about those instruments that each of the Portfolios may use for temporary investment purposes appears in the Statement of Additional Information, under the heading "Further Information on Investment Policies."

About Illiquid Securities.  A Portfolio may not purchase illiquid securities if,
-------------------------
at the time of such purchase, more than 15% of the value of the Portfolio's net assets will be invested in illiquid securities. Illiquid securities are those that cannot be disposed of promptly within seven days and in the usual course of business at the prices at which they are valued. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Variable rate demand notes with demand periods in excess of seven days, securities issued with restrictions on their disposition ("restricted issues") and municipal lease obligations, which may be unrated, will be deemed illiquid unless a Portfolio's Investment Manager determines that such securities are readily marketable and could be disposed of within seven days promptly at the prices at which they are valued. In the case of municipal lease obligations, this determination will be made by the Portfolio's Investment Manager in accordance with guidelines established by the Trust's Board. The liquidity of restricted issues and, in particular, the availability of an adequate dealer or institutional trading market for those restricted issues ("Rule 144A Securities") that are not registered for sale to the general public but can be resold to institutional investors, will be determined by each Portfolio's Investment Manager in accordance with guidelines established by the Trust's Board. The institutional market for Rule 144A Securities is relatively new and liquidity of the investments in such securities could be impaired if trading does not further develop or declines. Factors relevant to the liquidity of a particular instrument include the frequency of trades and availability of dealer quotes, the number of dealers and market makers active in the issue and the nature of marketplace trades (e.g. mechanics of transfer and solicitation of offers).

About Hedging Strategies.  Each of the Portfolios may engage in certain
------------------------
strategies ("Hedging Strategies") designed to reduce certain risks that would otherwise be associated with their respective securities investments, and/or in anticipation of futures purchases. These strategies include the use of options on securities and securities indices, options on stock index and interest rate futures contracts and options on such futures contracts. The Growth Equity and International Equity Portfolios may also use forward foreign currency contracts in connection with the purchase and sale of those securities, denominated in foreign currencies, in which each is permitted to invest. The International

Equity Portfolio may use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which securities held by The International Equity Portfolio are denominated. A Portfolio may invest in the instruments noted above (collectively, "Hedging Instruments") only in a manner consistent with its investment objective and policies. A Portfolio may not invest more than 10% of its total assets in option purchases and may not commit more than 5% of its net assets to margin deposits on futures contracts and premiums for options on futures contracts. In addition, each Portfolio may use the Hedging Instruments only for the purpose of reducing investment risk and not for speculative purposes. Further information relating to the use of Hedging Instruments, and the limitations on their use, appears in the Statement of Additional Information.

There are certain overall considerations to be aware of in connection with the use of Hedging Instruments in any of the Portfolios. The ability to predict the direction of the securities or currency markets and interest rates involves skills different from those used in selecting securities. Although the use of various Hedging Instruments is intended to enable each of the Portfolios to hedge against certain investment risks, there can be no guarantee that this objective will be achieved. For example, in the event that an anticipated change in the price of the securities (or currencies) that are the subject of the strategy does not occur, it may be that the Portfolio employing the Hedging Strategy would have been in a better position had it not used such a strategy at all. Moreover, even if the Investment Manager correctly predicts interest rate or market price movements, a hedge could be unsuccessful if changes in the value of the option or futures position do not correspond to changes in the value of investments that the position was designed to hedge. Liquid markets do not always exist for certain Hedging Instruments and lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position. In the case of an option, the option could expire before it can be sold, with the resulting loss of the premium paid by a Portfolio for the option. In the case of a futures contract, a Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, options that are traded over-the-counter differ from exchanged traded options in that they are two-party contracts with price and other terms negotiated between the parties. For this reason, the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction. In the case of currency related instruments, such as foreign currency options, options on foreign currency futures, and forward foreign currency contracts, it is generally not possible to structure transactions to match the precise value of the securities involved since the future value of the securities will change during the period that the arrangement is outstanding. As a result, such transactions may preclude or reduce the opportunity for gain if the value of the hedged currency changes relative to the U.S. dollar. Like over-the-counter options, such instruments are essentially contracts between the parties and the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction.

About Other Permitted Instruments.  Each of the Portfolios may borrow money from
---------------------------------
a bank for temporary emergency purposes, and may enter into reverse repurchase agreements. A reverse repurchase agreement, which is considered a borrowing for purposes of the Investment Company Act, involves the sale of a security by the Trust and its agreement to repurchase the instrument at a specified time and price. Accordingly, the Trust will maintain a segregated account consisting of cash, U.S. Government securities or high-grade debt obligations, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements. To avoid potential leveraging effects of a Portfolio's borrowings, additional investments will not be made while aggregate borrowings, including reverse repurchase agreements, are in excess of 5% of a Portfolio's total assets. Borrowings outstanding at any time will be limited to no more than one-third of a Portfolio's total assets.
Each of the Portfolios may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value (plus accrued interest) of the securities loaned is maintained by the borrower with the lending Portfolio. During the time securities are on loan, the borrower will pay the Portfolio any income that may accrue on the securities. The Portfolio may invest the cash collateral and earn additional income or may receive an agreed upon fee from the borrower who has delivered equivalent collateral. No Portfolio will enter into any securities lending transaction if, at the time the loan is made, the value of all loaned securities, together with any other borrowings, equals more than one-third of the value of that Portfolio's total assets.

                            MANAGEMENT OF THE  TRUST

The Board of Directors.  The Trust's Board is responsible for the overall
----------------------
supervision and management of the business and affairs of the Trust, including
(i) the selection and general supervision of the Investment Managers that provide day-to-day portfolio management services to the Trust's several Portfolios; and (ii) for Portfolios for which more than one Investment Manager has been retained, allocation of that Portfolio's assets among such Investment Managers. In particular, the Board may, from time to time, allocate portions of a Portfolio's assets between or among several Investment Managers, each of whom may have a different investment style and/or security selection discipline.
The Board also may reallocate a Portfolio's assets among such Investment Managers or terminate particular Investment Managers, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. The Board may also retain additional Investment Managers on behalf of a Portfolio subject to the approval of the shareholders of that Portfolio in accordance with the Investment Company Act.

The Investment Managers.  As indicated above, day-to-day investment decisions
-----------------------
for each of the Portfolios are the responsibility of one or more Investment Managers retained by the Trust. In accordance with the terms of individual investment advisory contracts relating to the respective Portfolios, and subject to the general supervision of the Trust's Board, each of the Investment Managers is responsible for providing a continuous program of investment management to, and placing all orders for, the purchase and sale of securities and other instruments on behalf of the respective Portfolios they serve.

Brinson Partners, Inc. ("Brinson") serves as Investment Manager for The International Equity Portfolio. For its services to the Portfolio, Brinson receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.40%. Brinson, the principal offices of which are located at 209 South LaSalle Street, Chicago, Illinois 60604-1295, and its predecessor entities have provided investment management services for international equity assets since 1974. The day-to-day management of The International Equity Portfolio is the responsibility of a team of Brinson's investment professionals; investment decisions are made by

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
committee and no person has primary responsibility for making recommendations to the committee. Brinson had assets of approximately $____ billion under management as of ________, 1996, of which approximately $___ billion represented assets of mutual funds. Brinson is a wholly-owned indirect subsidiary of Swiss Bank Corporation, an internationally diversified organization with operations in many aspects of the financial services industry.

Clover Capital Management, Inc. ("Clover Capital") serves an Investment Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Clover Capital receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.45%. Clover Capital, the principal offices of which are located at 11 Tobey Village Office Park, Pittsford, New York 14534, was incorporated in 1986. Michael E. Jones and Geoffrey H. Rosenberger are primarily responsible for making day-to-day investment decisions for that portion of the Portfolio's assets assigned to Clover Capital. Mr. Jones and Mr. Rosenberger are the founders of Clover Capital and have served as Managing Directors of Clover Capital since the firm's inception. Mr. Jones, a chartered financial analyst, is a research analyst and portfolio manager. Mr. Rosenberger, also a chartered financial analyst, manages Clover Capital's overall research effort. Clover Capital had, as of ________, 1996, assets of approximately $___ billion under management, of which approximately $__ million represented assets of mutual funds.



Hotchkis and Wiley ("Hotchkis") serves as an Investment Manager for The Value Equity Portfolio. For its services to the Portfolio, Hotchkis receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. Hotchkis, the principal offices of which are located at 800 West Sixth Street, Los Angeles, California, 90017, and its predecessor entities have provided investment management services for equity assests since 1980. Sheldon Lieberman will be responsible for making day-to-day investment decisions for that portion of The Value Equity Portfolio allocated to Hotchkis and Wiley. Before joining Hotchkis and Wiley in 1994, Mr.
Lieberman was the Chief Investment Officer for the Los Angeles County
Employees Retirement Association. Prior to that, he was Manager of Trust Investments at Lockheed Corporation. As of June 30, 1996, Hotchkis and Wiley managed total assets of approximately $10 billion, of which approximately $1.5 billion represent assets of mutual funds. Merrill Lynch & Co., Inc. ("ML") has agreed to acquire all of the partnership interests in Hotchkis subject to certain conditions ("Acquistion"). If the Acquistion is consummated as proposed, the investment advisory business now operated by Hotchkis will become a part of Merrill Lynch Asset Management LP ("MLAM") to be known as Hotchkis and Wiley, (hereinafter referred to as "the Hotchkis Division") and operate as a separate business unit within ML's Capital Management Group. Further information regarding the Acquistion is set forth in the Statement of Additional Information under the heading "Management of the Trust - Other Matters."

Frontier Capital Management Company ("Frontier") serves as an Investment Manager for The Small Capitalization Equity Portfolio. For its services to the Portfolio, Frontier receives a fee based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.45%. Frontier, the principal offices of which are located at 99 Summer

Street, Boston, Massachusetts 02110, was established in 1980. Michael Cavarretta is responsible for making the day-to-day investment decisions for that portion of the Portfolio's assets assigned to Frontier. Mr. Cavarretta has been an investment professional with Frontier since 1988. Before joining Frontier, Mr. Cavarretta was a financial analyst with General Electric Co. and attended Harvard Business School (M.B.A. 1988). Frontier had, as of ________, 1996, assets of approximately $___ billion under management, of which approximately $__ million represented assets of mutual funds.

Institutional Capital Corporation ("ICAP") serves as an Investment Manager for The Value Equity Portfolio. For its services to the Portfolio, ICAP receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. ICAP, the principal offices of which are located at 225 West Wacker, Chicago, Illinois 60606, has provided investment management services for equity assets since 1970. Investment decisions for those assets of the Portfolio assigned to ICAP are made by a team of ICAP investment professionals; investment decisions are made by committee and no single individual has primary responsibility for making recommendations to the committee. ICAP had assets of approximately $___ billion under management as of ________, 1996, of which approximately $__ million represented assets of mutual funds.

Jennison Associates Capital Corp. ("Jennison") serves as an Investment Manager for The Growth Equity Portfolio. For its services to the Portfolio, Jennison receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. Jennison, the principal offices of which are located at 466 Lexington Avenue, New York, New York 10017, was established in 1969. Robert B. Corman, Senior Vice-President and a director of Jennison, is responsible for making day-to-day investment decisions for the portion of the Portfolio's assets assigned to Jennison. Mr. Corman, who is a chartered financial analyst, has been an officer and investment professional with Jennison since 1981. As of ________, 1996, Jennison had approximately $___ billion under management, of which approximately $___ billion represented assets of mutual funds. Jennison is a wholly-owned subsidiary of Prudential Insurance Company of America.

Morgan Grenfell Capital Management Incorporated ("Morgan Grenfell") serves as Investment Manager for The Limited Duration Municipal Bond Portfolio. For its services to the Portfolio, Morgan Grenfell receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.20%. Morgan Grenfell, whose principal offices are located at 885 Third Avenue, New York, New York 10022, has been active in managing municipal securities since 1989. David Baldt, who is Morgan Grenfell's Fixed Income Manager, is primarily responsible for making the day-to-day investment decisions for the Portfolio. Mr. Baldt has managed fixed income investments since 1973, and has been with Morgan Grenfell since 1989. As of ________, 1996, Morgan Grenfell had assets of approximately $___ billion of which approximately $___ million represented assets of mutual funds. Morgan Grenfell is an indirect, wholly-owned subsidiary of Deutschebank, A.G., a German financial services conglomerate.

Westfield Capital Management Company, Inc. ("Westfield") serves as an Investment Manager for The Growth Equity Portfolio. For its services to the Portfolio, Westfield receives a fee, based on the average daily net asset value of that portion of the Portfolio's assets managed by it, at an annual rate of 0.30%. Westfield, established in 1989, is owned 100% by the active members of its
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
professional staff. The firm maintains its principal offices at One Financial Center, Boston, Massachusetts, 02111. C. Michael Hazard, Arthur J. Bauernfeind and Michael J. Chapman are responsible for making the day-to-day investment decisions for the Portfolio. Mr. Hazard is Chairman of the Board and Chief Executive Officer of Westfield. Prior to founding Westfield in 1989, he was Executive Vice President of Essex Investment Management Company, Inc. in Boston Massachusetts. Mr. Bauernfeind, President and Chief Operating Officer of Westfield, is a chartered financial analyst and chartered investment counselor. Before joining Westfield in 1990, he was a Managing Partner and Vice-President of Loomis Sayles & Co. in Boston, Massachusetts. Mr. Chapman, Westfield's Director of Research and Chief Investment Officer, has been an officer and portfolio manager with Westfield since 1990. He joined Westfield after nine years with Eaton Vance Corporation in Boston, Massachusetts, where he was a Vice-President and headed the Emerging Growth Department. Mr. Chapman is also a chartered financial analyst. Westfield had, as of ________, 1996, assets of approximately $____ million under management, of which approximately $___ million represented assets of mutual funds.

Consulting Arrangement. Pursuant to an agreement with the Trust, ("HCCI Consulting Agreement"), Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the Investment Managers. The HCCI Consulting Agreement provides that Hirtle Callaghan will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust's principal office. For its services under The HCCI Consulting Agreement, Hirtle Callaghan is entitled to receive an annual fee of .05% of each Portfolio's average net assets. Hirtle Callaghan's principal offices are located at 575 East Swedesford Road, Wayne, Pennsylvania 19087. Hirtle Callaghan was organized in 1988 and has no history of operation prior to that date. However, Hirtle Callaghan has, since 1988, been registered as an investment adviser under the Investment Advisers Act of 1940 and, as of August 31, 1996, had approximately $ 685 million of assets under management. Hirtle Callaghan is controlled by Jonathan Hirtle and Donald E. Callaghan, each of whom also serves on the Trust's Board and as an officer of the Trust.

Administration, Distribution, and Related Services. BISYS Fund Services
--------------------------------------------------
("BISYS")3435 Stelzen Road, Columbus, Ohio 43219 has been retained, pursuant to a separate Administrative Services Contract with the Trust, to serve as the Trust's administrator. Services performed by BISYS in that capacity include, but are not limited to: (a) general supervision of the operation of the Trust and coordination of services performed by the various service organizations retained by the Trust; (b) regulatory compliance, including the compilation of information for documents and reports furnished to the Securities and Exchange Commission and corresponding state agencies; (c) assistance in connection with the preparation and filing of the Trust's registration statement and amendments thereto; and (d) maintenance of the Trust's registration in the various states in which shares of the Trust are offered. For its services as the Trust's administrator, BISYS is entitled to receive a fee, payable monthly by the Trust, at the annual rate of 0.10% of the Trust's average daily net assets up to $1 billion and 0.060% on such assets in excess of $1 billion. Pursuant to separate contracts, BISYS or its affiliates also serve as the Trust's transfer and dividend disbursing agent, as well as the Trust's accounting agent and receives a fee for such services based on the number of shareholder accounts maintained and the services required by each such account. BISYS also serves as the Trust's distributor. BISYS performs similar services for mutual funds other than the Trust. Bankers Trust Company has been retained by the Trust to serve as custodian for the assets of each of the Portfolios. BISYS and its affiliated companies are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

Expenses.  The Trust pays all expenses incurred in its operation, other than
--------
those expenses expressly assumed by Hirtle Callaghan, the Investment Managers or other service organizations. Those Trust expenses that can be readily identified as belonging to a particular Portfolio will be paid by that Portfolio. General expenses of the Trust that are not so identified will be allocated among the Portfolios based on their relative net assets at the time those expenses are accrued. The Trust's principal expenses are the fees payable to the Investment Managers; fees for administration, transfer agency and portfolio accounting payable to Furman Selz; fees for domestic and international custody of the Trust's assets payable to Bankers Trust Company; fees for independent auditing and for legal services; fees for filing reports and registering shares with regulatory bodies; and consulting fees payable to Hirtle Callaghan.

                           PURCHASES AND REDEMPTIONS

General Information About Purchases.  Shareholder accounts in the Trust may be
-----------------------------------
established only by, and shares of each of the Portfolios are available exclusively to, Eligible Investors. Shares are sold at net asset value and without sales charge. Payment for purchases of Trust shares may be made by wire transfer or by check drawn on a U.S. bank. All purchases must be made in U.S. dollars. The Trust reserves the right to reject any purchase order. Purchase orders may be received by the Trust's Transfer Agent on any day the Trust is open for business ("Business Day"). The Trust is open every day, Monday through Friday, that the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to reject any purchase order and will not issue share certificates. Purchases of shares of the Portfolios will be executed at the net asset value per share next computed after receipt by the Trust of a purchase order placed on behalf of an Eligible Investor and after the order has been accepted by the Trust. If such a purchase order is received prior to 4 P.M. Eastern Time on any Business Day, the purchase will be executed at the net asset value per share determined as of the close of trading on the New York Stock Exchange on that Business Day--normally 4:00 P.M. Eastern Time. Purchase orders received after 4 P.M. Eastern Time will be executed at the net asset value per share as determined on the following Business Day.

General Information About Redemptions.  Shares may be redeemed on any Business
-------------------------------------
Day. Shares will be redeemed at the net asset value next computed after receipt of a redemption request in proper form by the Transfer Agent. The Trust reserves the right to redeem the account of any shareholder if as a result of redemptions, the aggregate value of shares held in a Portfolio falls below a minimum of $5,000 after 30 days notice and provided that, during such 30 day period, such aggregate value is not increased to at least such minimum level. Under extraordinary conditions, as provided under the rules of the Securities and Exchange Commission, payment for shares redeemed may be postponed, or the right of redemption suspended.

Redemptions may be made in number of shares or a stated dollar amount by sending a written request to the Trust's Transfer Agent at the address shown on the first page of this prospectus. Redemption requests must be signed in the exact name in which the shares are registered; redemption requests for joint accounts require the signature of each joint owner. For redemption requests of $25,000 or more, each signature must be guaranteed by a commercial bank or trust company which is a member of the Federal Deposit Insurance Corporation, a member firm of a national securities exchange and certain other securities dealers and credit unions. Guarantees must be signed by an authorized signatory of the guarantor institution and "Signature Guaranteed" must appear with the signature.

Proceeds of redemption requests transmitted by mail will normally be paid by check and mailed to the shareholder's address as indicated on the Trust's books. Redemption proceeds of $2,500 or more may be transferred electronically to the bank account number, if any, recorded on the Trust's books. Wire redemption requests received prior to 1:00 P.M. on any Business Day will be effected on that Business Day and wired to your bank on the following Business Day. The Trust ordinarily will make payment for all shares redeemed within seven days after receipt of a redemption request in proper form. Payment of redemption proceeds for shares purchased by check may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared.

Additional Information About Purchases and Redemptions.  The Trust does not
------------------------------------------------------
impose investment minimums or sales charges of any kind. It is expected, however, that shares of the Trust will be acquired through a program of services offered by a financial intermediary, such as an investment adviser or bank, and that shares will be held, of record, in the name of such intermediary or a related entity. Intermediaries may impose service or advisory fees, which are in addition to those expenses borne by the Trust and described in this prospectus under the heading "Expense Information." Investors should contact such intermediary for information concerning what, if any, additional fees may be charged.

The Trust may, at its discretion, permit investors to purchase shares of a Portfolio through an exchange of securities. Any securities exchanged must meet the investment objectives, policies and limitations of the Portfolio involved, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged plus any cash, must be at least $250,000. Shares acquired through any such exchange will not be redeemed until the transfer of securities to the Trust has settled -- usually within 15 days following the purchase by exchange. The Trust may, at its discretion, pay any portion of the redemption amount in excess of $250,000 by a distribution "in kind" of securities held in a Portfolio's investment portfolio. Investors will incur brokerage charges on the sale of these portfolio securities.

Shareholder Reports and Inquiries.  Shareholders will receive semi-annual
---------------------------------
reports containing unaudited financial statements as well as annual reports containing financial statements which have been audited by the Trust's independent accountants. Each shareholder will be notified annually as to the Federal tax status of distributions made by the Portfolios in which such shareholder is invested. Shareholders may contact the Trust by calling the telephone number, or by writing to the Trust at the address, shown on the first page of this prospectus.

                      PORTFOLIO TRANSACTIONS AND VALUATION

Portfolio Transactions.  Subject to the general supervision of the Board, each
----------------------
of the Investment Managers is responsible for placing orders for securities transactions for the Portfolio they serve. Purchases and sales of equity securities will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. In placing orders, it is the policy of the Trust to ensure that the most favorable execution for its transactions is obtained. Where such execution may be obtained from more than one broker or dealer, securities transactions may be directed to those who provide research, statistical and other information to the Trust or the Investment Managers. Purchases and sales of debt securities are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The Trust has no obligation to enter into securities transactions with any particular dealer, issuer, underwriter or other entity. In addition, the Board may, to the extent consistent with the Investment Company Act and other applicable law, authorize Investment Managers to direct transactions to service organizations retained by the Trust or their affiliates; under appropriate circumstances, such transactions may be used for the purpose of offsetting fees otherwise payable by the Trust for custody, transfer agency or other services.

Valuation.  The net asset value per share of the Portfolios is determined once
---------
on each Business Day as of the close of the New York Stock Exchange, which is normally 4 P.M. Eastern Time. Each Portfolio's net asset value per share is calculated by adding the value of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares. Those assets that are traded on an exchange or in the over-the-counter market are valued based upon market quotations. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trust's Board. Other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Trust's Directors. With the approval of the Board, any of the Portfolios may use a pricing service, bank or broker-dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividend and Capital Gain Distribution Options.  It is anticipated that The
----------------------------------------------
Value Equity Portfolio, The Growth Equity Portfolio and The Small Capitalization Equity Portfolio will declare and distribute dividends from net investment income on a quarterly basis. The Limited Duration Municipal Bond Portfolio will declare dividends from net investment income daily, with payments on a monthly basis. The International Equity Portfolio will declare dividends from net investment income semi-annually. Net realized capital gains, if any, will be distributed at least annually for each Portfolio. Unless another distribution option is elected, dividends and capital gain distributions will be credited to shareholder accounts in additional shares of the Portfolio with respect to which they are paid. Elections may be made by writing to the Trust c/o its Transfer Agent. Elections must be received in writing by the Transfer Agent at least five days prior to the payable date of the dividend in order for the election to be effective for that dividend and on or before the record date of a distribution in order to be effective for that distribution. In the event that a shareholder redeems all shares in an account between the record date and the payable date, the value of dividends or gain distributions declared and payable will be paid in cash regardless of the existing election.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders on December 31 of such year, provided such dividends are paid during January of the following year. Investors should also be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may reflect the amount of the forthcoming distribution. Those investors purchasing just prior to a distribution may nevertheless be taxed on the entire amount of the distribution received, although the distribution may have the effect of reducing the market value of shares below the shareholder's cost.

The Trust will provide written notices to shareholders annually regarding the tax status of distributions made by each Portfolio.

Federal Taxes.  The following discussion is only a brief summary of some of the
-------------
important Federal tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Dividends and distributions may also be taxable under state and local tax laws. In addition, shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different tax treatment under U.S. Federal income tax laws than shareholders who are U.S. residents. Furthermore, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Trust. Accordingly, shareholders are urged to consult their tax advisers with specific reference to his or her particular tax situation.

Each Portfolio intends to qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). In order to do so, each Portfolio must distribute at least 90% of its taxable income annually, and must derive at least 90% of its gross income from its investment activities, provided that not more than 30% of such income is derived from the disposition of securities held for less than three months. So long as a Portfolio qualifies for this tax treatment, that Portfolio will be not be subject to Federal income tax on amounts distributed to shareholders.

Shareholders, however, will be subject to income or capital gains taxes on distributed amounts (except for dividends that are treated as tax-exempt dividends such as those expected to be paid by The Limited Duration Municipal Bond Portfolio), regardless of whether such dividends and/or distributions are paid in cash or reinvested in additional shares. Distributions paid by a Portfolio out of long term capital gains are taxable to those investors subject to income tax as long-term capital gains, regardless of the length of time an investor has owned shares in the Portfolio. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. A redemption of shares of any Portfolio may also result in a capital gain or loss to the redeeming shareholder. A loss incurred upon redemption of shares of any Portfolio of the Trust (other than The Limited Duration Municipal Bond Portfolio) held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Tax Matters Relating to The Limited Duration Municipal Bond Portfolio.  As a
---------------------------------------------------------------------
matter of fundamental policy, The Limited Duration Municipal Bond Portfolio intends to invest a sufficient portion of its assets in municipal bonds and notes so that it will qualify to pay "exempt-interest dividends." Exempt-interest dividends distributed to shareholders are excluded from a shareholder's gross income for Federal tax purposes. Under certain circumstances, receipt of exempt-interest dividends may be relevant to shareholders in determining their tax liability. Dividends paid from gains realized by the Portfolio from the disposition of a tax-exempt bond that was acquired after April 30, 1993 for a price less than the principal amount of the bond is taxable to shareholders as ordinary income to the extent of the accrued market discount. Exempt interest dividends paid by The Limited Duration Municipal Bond Portfolio, although exempt from regular income tax in the hands of a shareholder of the Portfolio, are includable in the tax base for determining the extent to which a shareholder's Social Security Benefits would be subject to Federal income tax. Shareholders are required to disclose their receipt of tax-exempt interest on their Federal income tax returns. In addition, a portion of The Limited Duration Municipal Bond Portfolio's dividends may be derived from income on "private activity" municipal bonds and therefore may be a preference item under Federal tax law and subject to the Federal alternative minimum tax. A loss incurred upon the redemption of shares of The Limited Duration Municipal Bond Portfolio held for six months or less will be disallowed to the extent of exempt-interest dividends paid with respect to such shares; any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Tax Matters Relating to International Investments.  Foreign currency gains and
-------------------------------------------------
losses realized by a Portfolio, including those from forward currency exchange contracts and certain futures and options on foreign currencies, will increase or decrease the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income. If foreign currency losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in shares of that Portfolio. A Portfolio may be subject to foreign withholding taxes on income from certain foreign securities, if any, held. If more than 50% of the total assets of this Portfolio is invested in securities of foreign corporations, the Portfolio may elect to pass-through to its shareholders their pro rata share of foreign taxes paid by such Portfolio. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Portfolio), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code.

Back-up Withholding; Dividends-Received Deduction.  The Trust is required to
--------------------------------------------------
withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Trust with their certified taxpayer identification number in compliance with regulations adopted by the Internal Revenue Service. Dividends paid from net investment income by The Value Equity, Growth Equity and Small Capitalization Equity Portfolios will generally qualify in part for the corporate dividends-received deduction available to corporate investors. The portion of the dividends so qualified, however, depends on the aggregate qualifying dividend income received by each such Portfolio from domestic (U.S.) sources.

Further information about tax matters relating to the Trust, including its foreign investments, appears in the Statement of Additional Information under the heading "Dividends, Distributions and Taxes."

                            PERFORMANCE  INFORMATION

Yield and Effective Yield.  From time to time, each of the Portfolios may quote
-------------------------
its "yield" and/or its "total return" in sales literature and in presentations to prospective investors. These figures are based on historical earnings and are not intended to indicate future performance. To arrive at a Portfolio's "yield," the net investment income generated by an investment in the Portfolio during a 30 day (or one month) period, is determined and the resulting figure is annualized, (i.e. assumed to be the amount of income generated each week over a 52-week period) and expressed as a percentage of the initial investment. The "effective yield" of a Portfolio is calculated in a similar manner but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The yield of any investment is generally a function of prevailing interest rates, portfolio quality and maturity, type of investment and operating expenses. The yield on shares of the Portfolio will fluctuate and is not necessarily representative of future results. The Limited Duration Municipal Bond Portfolio may also quote its tax-equivalent yield; this figure is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to the yield determined as described above.

Average Annual Total Return.  This figure shows the average percentage change in
---------------------------
value of a particular investment from the beginning date of the measuring period to the end of the measuring period. The calculations required to determine average total return will reflect changes in net asset value per share and assume that any income dividends and/or capital gains distributions made during the period were reinvested. Figures will be given for recent one, five and ten year periods (if applicable), and may be given for other periods as well (such as from commencement of operations, or on a year-by-year basis). In addition, each Portfolio may present its total return over different periods by means of aggregate, average, year-by-year or other types of total return figures, or compare the yield or total return of a Portfolio to those of other mutual funds with similar investment objectives and to other relevant indices. For example, the performance of any of the Portfolios may be compared to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds. The Portfolios may also compare their individual performance records to those of relevant indices, such as the

Standard & Poor's 500 Stock Index, the Russell 5000 Small Cap Stock Index, and the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE").

                                    GENERAL

The Trust was organized as a Delaware business trust on December 15, 1994, and is registered with the Securities and Exchange Commission as an open-end diversified, series, management investment company. The Trust currently offers shares of five investment portfolios, each with a different objective and differing investment policies. The Trust may organize additional investment portfolios in the future. The Trust is authorized to issue an unlimited number of shares, each with a par value of $.001. Under the Trust's Amended and Restated Declaration of Trust, the Board has the power to classify or reclassify any unissued shares from time to time, and to increase the number of authorized shares. Each share of the respective Portfolios represents an equal proportionate interest in that Portfolio. Each share is entitled to one vote for the election of Trustees and any other matter submitted to a shareholder vote. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the Trustees. Shares of the Trust do not have preemptive or conversion rights and, when issued for payment as described in this prospectus, shares of the Trust will be fully paid and non-assessable.

As a Delaware business trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board's selection of the Trust's independent public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters.
</PAGE

                           THE HIRTLE CALLAGHAN TRUST

TABLE OF CONTENTS

INFORMATION ABOUT:
Expense Information

Financial Highlights
Investment Objectives and Policies
        The Value Equity Portfolio
        The Growth Equity Portfolio
        The Small Capitalization Equity Portfolio
        The International Equity Portfolio
        The Limited Duration Municipal
                Bond Portfolio
Investment Practices and Risk Considerations
        About Equity Securities
        About Debt Securities and Ratings
                Organizations
        About Foreign Securities
        About Tax-Exempt Securities
        About Temporary Investment Practices
        About Illiquid Securities
        About Hedging Strategies
        About Other Permitted Instruments
Management of the Trust
Purchases and Redemptions
Portfolio Transactions and Valuation
Dividends, Distributions and Taxes
Performance Information
General



No person has been authorized to give any information or to make representations not contained in this prospectus in connection with any offering made by this prospectus and, if given or made, such information must not be relied upon as having been authorized by the Trust or its distributor. This prospectus does not constitute an offering by the Trust or by its distributor in any jurisdiction in which such offering may not lawfully be made.

                      STATEMENT OF ADDITIONAL INFORMATION
                      -----------------------------------
                           The Hirtle Callaghan Trust
                             575 E. Swedesford Road
                                Wayne, PA  19087

This statement of additional information is designed to supplement information contained in the prospectus relating to The Hirtle Callaghan Trust ("Trust"), an open-end, diversified, series, management investment company registered under the Investment Company Act of 1940 ("Investment Company Act"). This document, although not a prospectus, is incorporated by reference in its entirety in the Trust's prospectus and should be read in conjunction with the Trust's prospectus dated November __, 1996. A copy of that prospectus is available by contacting the Trust at 610-254-9596.


Statement of Additional Information Heading                                Corresponding Prospectus Heading
-------------------------------------------                                --------------------------------

Item                                                      Page
Management of the Trust                                                    Management of the Trust; General;
                                                                           Expense Information
Further Information About the Trust's Investment                           Investment Objectives and Policies
Policies                                                                   Investment Practices and Risk
                                                                           Considerations
Hedging through the Use of Options                                         Investment Practices and Risk
                                                                           Considerations: About Hedging
                                                                           Strategies
Hedging through the Use of                                                 Investment Practices and Risk
Futures Contracts and Related Instruments                                  Considerations: About Hedging
                                                                           Strategies
Hedging through the Use of                                                 Investment Practices and Risk
Currency-Related Instruments                                               Considerations: About Hedging
                                                                           Strategies
Investment Restrictions                                                    Investment Objectives and Policies
                                                                           Investment Practices and Risk
                                                                           Considerations
Additional Purchases and Redemption Information                            Purchases and Redemptions
Portfolio Transactions and Valuation                                       Portfolio Transactions and Valuation
Dividends, Distributions and Taxes                                         Dividends, Distributions and Taxes
Performance Information                                                    Performance Information
Financial Statements and Independent Accountants
Ratings Appendix

This statement of additional information does not contain all of the information set forth in the registration statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the registration statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at its offices in Washington, D.C.

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS NOVEMBER __, 1996.

MANAGEMENT OF THE TRUST
Trustees and Officers. The Trust's Board of Trustees ("Board") is responsible
---------------------
for the overall supervision and management of the business and affairs of the Trust, including (i) the selection and general supervision of those investment advisory organizations ("Investment Managers") retained by the Trust to provide portfolio management services to each of its separate investment portfolios (each a "Portfolio"); and (ii) for Portfolios for which more than one Investment Manager has been retained, allocation of that Portfolio's assets among such Investment Managers. In particular, the Board may, from time to time, allocate portions of a Portfolio's assets between or among several Investment Managers, each of whom may have a different investment style and/or investment selection discipline. The Board also may reallocate a Portfolio's assets among such Investment Managers, or terminate particular Investment Managers, if the Board deems it appropriate to do so in order to achieve the overall objectives of the
Portfolio involved.   In addition, the Board may retain additional Investment
Managers on behalf of a Portfolio subject to the approval of the shareholders of that Portfolio in accordance with the Investment Company Act. Day-to-day operations of the Trust are the responsibility of the Trust's officers, who are elected by, and serve at the pleasure of, the Board. The name and principal occupation for the past five years of each of the Trust's current officers and directors are set forth below; unless otherwise indicated, the business address of each is 575 East Swedesford Road Wayne, PA 19087.

Name, Business Address and Age           Position with the Trust             Principal Occupation for
                                                                             the Last Five Years
------------------------------------------------------------------------------------------------------------------------------
*Donald E. Callaghan              50     Chairman of the Board of            For more than the past five years,
                                         Trustees and President              Principal, Hirtle Callaghan & Co., Inc.

 Ross H. Goodman                  48     Trustee                             For more than the past five years,
                                                                             Mr. Goodman has been Vice
                                                                             President of American Industrial
                                                                             Management & Sales, Inc.

*Jonathan J. Hirtle               43     Trustee                             For more than the past five years,
                                                                             Principal, Hirtle Callaghan & Co., Inc.

 Jarrett Burt Kling               52     Trustee                             For more than the past five years,
                                                                             Mr. Kling has been associated with CRA
                                                                             Real Estate Securities, L.P. and its
                                                                             affiliate, Radnor Advisers, Inc.  a
                                                                             Mr. Kling is general partner of TDH II
                                                                             and a special limited partner of TDH III
                                                                             (venture capital limited partnerships) since 1983.

*David M. Spungen                 34     Trustee                             For more than the past five years,
1926 Arch Street                                                             Mr. Spungen has been associated
Philadelphia, PA 19103-1484                                                  with The CMS Companies (financial services). Mr.
                                                                             Spungen currently serves as Director of CMS
                                                                             Capital Management, (a division of CMS
                                                                             Investment Resources, Inc.)

Richard W. Wortham, III           57     Trustee                             For more than the past five years,
                                                                             President, Video Rental of
                                                                             Pennsylvania, Inc. and its parent,
                                                                             Houston VMC, Inc.  Mr.
                                                                             Wortham is also a trustee of the
                                                                             Wortham Foundation and
                                                                             the Museum of Fine Arts, Houston.

Robert Zion                       42     Vice President and Treasurer        Officer of Hirtle Callaghan.


Laura Anne Corsell, Esq.          47     Secretary                           Ms.  Corsell is an attorney in
237 Park Avenue                                                              private practice.  From 1989
New York, N.Y. 10017                                                         through 1994, Ms. Corsell was
                                                                             associated with the law firm of
                                                                             Ballard Spahr Andrews and
                                                                             Ingersoll, as counsel.


John J. Pileggi                   36     Assistant Vice President            For more than the past five years,
230 Park Avenue                                                              Senior Managing Director of
New York, N.Y. 10169                                                         Furman Selz LLC.

Gordon M. Forrester               34     Assistant Vice President and        For more than the past five years,
230 Park Avenue                          Assistant Treasurer                 Director--Mutual Funds Division,
New York, N.Y. 10169                                                         Furman Selz LLC.

Joan V. Fiore, Esq.               39     Assistant Secretary                 Since 1991, Managing Director
230 Park Avenue                                                              and Counsel--Mutual Funds
New York, N.Y. 10169                                                         Division, Furman Selz LLC
                                                                             from 1986 to 1991,
                                                                             staff attorney with the
                                                                             Securities and Exchange
                                                                             Commission.

Sheryl Hirschfeld                 35     Assistant Secretary                Since 1994, Director of
230 Park Avenue                                                             Corporate Secretary Services--
New York, N.Y. 10169                                                        Mutual Funds Division, Furman
                                                                            Selz LLC; for more
                                                                            than five years prior to that,
                                                                            served as assistant to the
                                                                            corporate secretary and to the
                                                                            general counsel of Dreyfuss
                                                                            Corporation.


*Indicates a Trustee who is an "interested person" of the Trust within the meaning of the Investment Company Act.

Each of those members of the Board who are not "interested persons" of the Trust within the meaning of the Investment Company Act ("Independent Trustees") receive from the Trust a fee of $1,000.00 per meeting of the Board attended and are reimbursed for expenses incurred in connection with each such meeting. Those members of the Board who are "interested persons" of the Trust and the Trust's officers receive no compensation from the Trust for performing the duties of their respective offices. The table below, which is required to be included in this Statement of Additional by the Securities and Exchange Commission, shows the aggregate compensation received from the Trust by each of the Independent Trustees during the fiscal year ending June 30, 1996 (excluding reimbursed expenses).

                                          Pension/     Estimated
                        Aggregate         Retirement   Benefits Upon
Name and                Compensation      Benefits     Retirement From  Total Compensation
Position                From Trust        From Trust   From Trust       From Trust
----------------------  ------------      ----------   ---------------  ------------------
Ross H. Goodman            $4000.00       $0.0         $0.0             $4000.00

Jarrett Burt Kling          3000.00        0.0          0.0              3000.00

Richard W. Wortham, III     3000.00        0.0          0.0              3000.00

As permitted under the Trust's Amended and Restated Declaration and Agreement of Trust and by-laws, the Board has established an executive committee and has appointed Messrs. Callaghan, Hirtle and Spungen to serve on that committee. Under the Trust's by-laws, the executive committee is authorized to act for the full Board in all matters for which the affirmative vote of a majority of the Board of the Trust's Independent Trustees is not required under the Investment Company Act or other applicable law. All of the officers and trustees of the Trust own in the aggregate, less than one percent of the outstanding shares of The Value Equity, Growth Equity, Small Capitalization Equity, Limited Duration Municipal Bond and International Equity Portfolios, respectively.

Investment Advisory Arrangements.  As described in the prospectus, Hirtle,
---------------------------------
Callaghan & Co., Inc. ("Hirtle Callaghan") has entered into a written consulting agreement with the Trust ("HCCI Consulting Agreement"). The HCCI Consulting Agreement was approved by the Trust's initial shareholder on July 21, 1995, following the approval of the Trust's Board (including a majority of the Trust's Independent Trustees) at a meeting of the Board held on July 20, 1995. The HCCI Consulting Agreement will remain in effect until its second anniversary, unless sooner terminated and will continue from year to year so long as such continuation is approved, at a meeting called for the purpose of voting on such continuance, at least annually (i) by vote of a majority of the Trust's Board or the vote of the holders of a majority of the outstanding securities of the Trust; and (ii) by a majority of the Independent Trustees, by vote cast in person. The HCCI Consulting Agreement may be terminated at any time, without penalty, either by the Trust or by Hirtle Callaghan, upon sixty days' written notice and will automatically terminate in the event of its assignment as defined in the Investment Company Act. The HCCI Consulting Agreement permits the Trust to use the name "Hirtle Callaghan." In the event, however, the HCCI Consulting Agreement is terminated, Hirtle Callaghan has the right to require the Trust to discontinue any references to the name "Hirtle Callaghan" and to change the name of the Trust as soon as is reasonably practicable. The HCCI Consulting Agreement further provides that HCCI will not be liable to the Trust for any error, mistake of judgment or of law, or loss suffered by the Trust in connection with the matters to which the HCCI Consulting Agreement relates (including any action of any Hirtle Callaghan officer or employee in connection with the service of any such officer or employee as an officer of the Trust), whether or not any such action was taken in reliance upon information provided to the Trust by Hirtle Callaghan, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of Hirtle Callaghan.


The Trust has also entered into investment advisory contracts ("Portfolio Management Contracts") on behalf of each of the Portfolios with one or more of the Investment Managers. Other than the agreement between the Trust and Hotchkis and Wiley ("Hotchkis") relating to The Value Equity Portfolio, each of the Portfolio Management Contracts was approved by the Trust's initial shareholder on July 21, 1995, following that approval of the Trust's Board (including the Independent Trustees) at a meeting of the Board held on July 20, 1995. Each such contract will remain in effect until its second anniversary, and will continue in effect thereafter from year to year so long as such continuation is approved, at a meeting called for the purpose of voting on such continuance, at least annually (i) by vote of a majority of the Trust's Board or the vote of the holders of a majority of the outstanding securities of the Trust; and (ii) by a majority of the Independent Trustees, by vote cast in person. Each of the Portfolio Management Contracts may be terminated at any time, without penalty, either by the Trust or by the respective Investment Managers named in the contract, in each case upon sixty days' written notice, and each will automatically terminate in the event of its assignment, as that term is defined in the Investment Company Act.

Each of the Portfolio Management Contracts provides that the named Investment Manager will, subject to the overall supervision of the Board, provide a continuous investment program for the assets of the Portfolio to which such contract relates, or that portion of such assets as may be, from time to time allocated to such Investment Manager. The Portfolio Managers are responsible, among other things, for the provision of investment research and management of all investments and other instruments and the selection of brokers and dealers through which securities transactions are executed. Each of the Portfolio Management Contracts provides that the named Investment Manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the Investment Manager, or for any loss sustained by the Trust in connection with the purchase or sale of any instrument on behalf of the named Portfolio, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, misfeasance, bad faith or gross negligence on the part of the named Investment Manager.

Hotchkis serves as an Investment Manager for The Value Equity Portfolio pursuant to a contract that was approved by the Board (including the Independent Trustees) on July 19, 1996, and by the shareholders of The Value Equity Portfolio on October 23, 1996. The Hotchkis contract first became effective on July 29, 1996, upon the termination of a similar contract ("Prior Agreement") with another investment advisory organization.
The terms and conditions set forth in the agreement between the Trust and Hotchkis and Wiley relating to The Value Equity Portfolio are identical to those contained in the Prior Agreement and each of the other investment management agreements except for the description of the portfolio manager, the effective and termination
</PAGE
dates, and the modification of certain notice provisions relating to the obligation of Hotchkis to indemnify the Trust under certain circumstances. Specifically, Section 5 of the Hotchkis Agreement provides that the indemnification obligation of the portfolio manager with respect to information provided to the Trust by Hotchkis L.P. in writing for use in the Trust's registration statement and certain other documents shall not apply unless the portfolio manager has had an opportunity to review such documents for a specified period of time prior to the date on which they are filed with the Securities and Exchange Commission and unless the portfolio manager is notified in writing of any claim for indemnification within specified periods.

The Hotchkis Agreement became effective on July 29, 1996, the date on which the Prior Agreement was terminated, and as permitted under rule 15a-4 of the Investment Company Act. It will continue in effect for two years from its effective date, unless sooner terminated, provided that the Hotchkis Agreement is approved by the shareholders of the Portfolio within 120 days of such effective date. Thereafter, the Hotchkis Agreement shall continue in effect from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust's Independent Trustees. The Prior Agreement was approved by the Board (including the Independent Trustees) at a meeting of the Board held on July 20, 1995, and by its initial shareholder on July 21, 1995. Had it not been terminated by the Board as described above, the Prior
Agreement would have remained in effect until its second anniversary, and would have continued in effect thereafter from year to year so long as such continuation is approved by the Trust's Board in accordance with the Investment Company Act.

Hotchkis and Wiley is a California limited partnership which, in 1995, reorganized through a transaction in which all of the then general partners of the firm contributed their interests to Hotchkis and Wiley LLC, a newly organized Delaware limited liability company
("LLC"). Such general partners then became members of the LLC and the LLC became the new general partner of Hotchkis LP. The majority of the voting interests in the LLC are held by Mr. Hotchkis, Mr.
Wiley and entities controlled by Mr. Wiley.

As noted in the prospectus, Merrill Lynch & Co., Inc. ("ML") has agreed to acquire all of the partnership interests in Hotchkis LP subject to certain conditions ("Acquisition"). If the Acquisition is consummated as proposed, the investment advisory business now operated by Hotchkis and Wiley will become a part of Merrill Lynch Asset Management LP ("MLAM")
(hereinafter referred to as "the Hotchkis Division") and operate as a separate business unit within ML's Capital Management
Group.  MLAM is an indirect wholly-owned subsidiary of Merrill
Lynch & Co., Inc., a public company whose shares are traded on the New York Stock Exchange. At a meeting held on July 19, 1996, the Board has approved the retention of Hotchkis Division following the Acquisition under an advisory agreement that would become effective upon consummation of the Acquisition ("Successor Hotchkis Agreement").

The Successor Agreement was approved by the shareholders of The Value Equity Portfolio at a meeting of shareholders held on October 23, 1996. The Successor Hotchkis Agreement is identical to the Hotchkis Agreement, except for the description of the portfolio manager, the effective and termination dates, and the modification of certain notice provisions relating to the obligation of Hotchkis to indemnify the Trust under certain circumstances.
The Successor Hotchkis Agreement will not take effect unless and until the consummation of the Acquisition.

The following table sets forth the investment advisory fee received from the specified Portfolio by each of its respective Investment Managers during the fiscal year ended June 30, 1996:



 [to be supplied by amendment]


Other Matters.  As noted in the prospectus, BISYS Fund Services ("BISYS")
--------------
serves as the principal underwriter of the Trust, pursuant to an agreement with the Trust approved by the Trust's Board at its meeting held on July 19, 1996, BISYS does not receive any underwriting fees or other compensation in connection with the distribution of the Trust's shares. BISYS also serves as the Trust's administrator, accounting agent and transfer agent pursuant to written agreements more fully described in the Trust's prospectus and receives a fee for services provided under those agreements. Bankers Trust Company, One Bankers Trust Plaza, New York, N.Y. 10006, serves as the custodian for the assets of each of the Trust's Portfolios. BISYS is a wholly-owned indirect subsidiary of BISYS Group, Inc. a public company whose shares are traded in the over-the-counter markets.
Furman Selz LLC, served as the Trust's principal underwriter and provided certain other services to the Trust from the commencement of the Trust's operations until that firm's mutual funds division was aquired by BISYS Group, Inc.
on October ____, 1996.

FURTHER INFORMATION ABOUT THE TRUST'S INVESTMENT POLICIES

The following discussion supplements the discussion of the investment policies of each of the Portfolios as set forth in the prospectus and the types of securities and other instruments in which the respective Portfolios may invest.

Repurchase Agreements.  As noted in the prospectus, among the instruments that
----------------------
each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of the Portfolio to resell that security at an
agreed-upon price and time.   Repurchase agreements could involve certain risks
in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Investment Manager for each Portfolio, in accordance with guidelines adopted by the Board, monitors the creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements. The Trust also monitors the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is adequately collateralized.

Repurchase agreements may be entered into with primary dealers in U.S. Government Securities who meet credit guidelines established by the Board (each a "repo counterparty"). Under each repurchase agreement, the repo counterparty will be required to maintain, in an account with the Trust's custodian bank, securities that equal or exceed the repurchase price of the securities subject to the repurchase agreement. A Portfolio will generally enter into repurchase agreements with short durations, from overnight to one week, although securities subject to repurchase agreements generally have longer maturities. A Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the Investment Company Act, a repurchase agreement may be deemed a loan to the repo counterparty. It is not clear whether, in the context of a bankruptcy proceeding involving a repo counterparty, a court would consider a security acquired by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for such a "loan." If a court were to characterize the transaction as a loan, and a Portfolio has not perfected a security interest in the security acquired, that Portfolio could be required to turn the security acquired over to the bankruptcy trustee and be treated as an unsecured creditor of repo counterparty. As an unsecured creditor, the Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. In the event of any such bankruptcy or insolvency proceeding involving a repo counterparty with whom a Portfolio has outstanding repurchase agreements a Portfolio may encounter delays and incur costs before being able to sell securities acquired subject to such repurchase agreements. Any such delays may involve loss of interest or a decline in price of the security so acquired.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the repo counterparty may fail to repurchase the security. However, a Portfolio will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the repurchase price, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book
entry transfer of such collateral to the account of its custodian bank.   If the
market value of the security subject to the repurchase agreement falls below the repurchase price the Trust will direct the repo counterparty to deliver to the Trust's custodian additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Variable and Floating Rate Instruments.  As noted in the prospectus, among the
--------------------------------------
instruments that each of the Portfolios may use for temporary investment purposes are variable rate demand notes (including floating rate instruments) from banks and other issuers. A "variable rate instrument" is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A "floating rate instrument" is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The Portfolios will be able (at any time or during specified periods generally not exceeding one year, depending upon the instrument involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default. The continuing creditworthiness of issuers of variable rate instruments, if any, held by a Portfolio will be monitored by its Investment Managers to determine whether such notes should continue to be held.

When-Issued Securities.  As noted in the prospectus, Tax-Exempt Securities may
-----------------------
be purchased on a "when-issued" basis. The price of securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Thus, to the extent that assets are held in cash pending the settlement of a purchase of securities, the purchaser would earn no income. At the time a commitment to purchase a security on a when-issued basis is made, the transaction is recorded and the value of the security will be reflected in determining net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Trust does not believe that net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.


HEDGING THROUGH THE USE OF OPTIONS.

As indicated in the prospectus, each of the Portfolios may, consistent with its investment objectives and policies, use options on securities and securities indexes to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases. A Portfolio may use options only in a manner consistent with its investment objective and policies and may not invest more than 10% of its total assets in option purchases. Options may be used only for the purpose of reducing investment risk and not for speculative purposes. The following discussion sets forth certain information relating to the types of options that the Portfolios may use, together with the risks that may be associated with their use.

About Options on Securities.  A call option is a short-term contract pursuant to
---------------------------
which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying security at the exercise price.

Options may be based on a security, a securities index or a currency. Options on securities are generally settled by delivery of the underlying security whereas options on a securities index or currency are settled in cash. Options may be traded on an exchange or in the over-the-counter markets.

Option Purchases.   Call options on securities may be purchased in order to fix
-----------------
the cost of a future purchase. In addition, call options may be used as a means of participating in an anticipated advance of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the amount of loss, if any, to the amount of the option premium paid. Conversely, if the market price of the underlying security rises and the call is exercised or sold at a profit, that profit will be reduced by the amount initially paid for the call.

Put options may be purchased in order to hedge against a decline in market value of a security held by the purchasing portfolio. The put effectively guarantees that the underlying security can be sold at the predetermined exercise price, even if that price is greater than the market value at the time of exercise. If the market price of the underlying security increases, the profit realized on the eventual sale of the security will be reduced by the premium paid for the put option. Put options may also be purchased on a security that is not held by the purchasing portfolio in anticipation of a price decline in the underlying security. In the event the market value of such security declines below the designated exercise price of the put, the purchasing portfolio would then be able to acquire the underlying security at the market price and exercise its put option, thus realizing a profit. In order for this strategy to be successful, however, the market price of the underlying security must decline so that the difference between the exercise price and the market price is greater than the option premium paid.

Option Writing.  Call options may be written (sold) by the Portfolios.
---------------
Generally, calls will be written only when, in the opinion of a Portfolio's Investment Manager, the call premium received, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the underlying security.

Put options may also be written. This strategy will generally be used when it is anticipated that the market value of the underlying security will remain higher than the exercise price of the put option or when a temporary decrease in the market value of the underlying security is anticipated and, in the view of a Portfolio's Investment Manager, it would not be appropriate to acquire the underlying security. If the market price of the underlying security rises or stays above the exercise price, it can be expected that the purchaser of the put will not exercise the option and a profit, in the amount of the premium received for the put, will be realized by the writer of the put. However, if the market price of the underlying security declines or stays below the exercise price, the put option may be exercised and the portfolio that sold the put will be obligated to purchase the underlying security at a price that may be higher than its current market value.

All option writing strategies will be employed only if the option is "covered." For this purpose, "covered" means that, so long as the Portfolio that has written (sold) the option is obligated as the writer of a call option, it will
(1) own the security underlying the option; or (2) hold on a share-for-share basis a call on the same security, the exercise price of which is equal to or less than the exercise price of the call written. In the case of a put option, the Portfolio that has written (sold) the put option will (1) maintain cash or cash equivalents in an amount equal to or greater than the exercise price; or
(2) hold on a share-for share basis, a put on the same security as the put written provided that the exercise price of the put held is equal to or greater than the exercise price of the put written.

Options on Securities Indices.  Options on securities indices may by used in
------------------------------
much the same manner as options on securities. Index options may serve as a hedge against overall fluctuations in the securities markets or market sectors, rather than anticipated increases or decreases in the value of a particular security. Thus, the effectiveness of techniques using stock index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the portfolio to be hedged. Options on stock indices are settled exclusively in cash.

Risk Factors Relating to the Use of Options Strategies.  The premium paid or
-------------------------------------------------------
received with respect to an option position will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. Moreover, the successful use of options as a hedging strategy depends upon the ability to forecast the direction of market fluctuations in the underlying securities, or in the case of index options, in the market sector represented by the index selected.

Under normal circumstances, options traded on one or more of the several recognized options exchanges may be closed by effecting a "closing purchase transaction," i.e. by purchasing an identical option with respect to the underlying security in the case of options written and by selling an identical option on the underlying security in the case of options purchased. A closing purchase transaction will effectively cancel an option position, thus permitting profits to be realized on the position, to prevent an underlying security from being called from, or put to, the writer of the option or, in the case of a call option, to permit the sale of the underlying security. A profit or loss may be realized from a closing purchase transaction, depending on whether the overall cost of the closing transaction (including the price of the option and actual transaction costs) is less or more than the premium received from the writing of the option. It should be noted that, in the event a loss is incurred in a closing purchase transaction, that loss may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of an option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security held.

Options will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. Options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or a closing purchase transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

HEDGING THROUGH THE USE OF FUTURES CONTRACTS AND RELATED INSTRUMENTS.

As indicated in the prospectus, each of the Portfolios may, consistent with its investment objectives and policies, use futures contracts and options on futures contracts to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases. A Portfolio may invest in futures-related instruments only for hedging purposes and not for speculation and only in a manner consistent with its investment objective and policies. In particular, a Portfolio may not commit more than 5% of its net assets, in the aggregate, to margin deposits on futures contracts or premiums for options on futures contracts. The following discussion sets forth certain information relating to the types of futures contracts that the Portfolios may use, together with the risks that may be associated with their use.

About Futures Contracts and Options on Futures Contracts.  A futures contract is
--------------------------------------------------------
a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or currency called for in the contract at a specified future time and at a specified price. In practice, however, contracts relating to financial instruments or currencies are closed out through the use of closing purchase transactions before the settlement date and without delivery or the underlying security or currency. In the case of futures contracts based on a securities index, the contract provides for "delivery" of an amount of cash equal to the dollar amount specified multiplied by the difference between the value of the underlying index on the settlement date and the price at which the contract was originally fixed.

Stock Index Futures Contracts.  A Portfolio may sell stock index futures
------------------------------
contracts in anticipation of a general market or market sector decline that may adversely affect the market values of securities held. To the extent that securities held correlate with the index underlying the contract, the sale of futures contracts on that index could reduce the risk associated with a market decline. Where a significant market or market sector advance is anticipated, the purchase of a stock index futures contract may afford a hedge against not participating in such advance at a time when a Portfolio is not fully invested. This strategy would serve as a temporary substitute for the purchase of individual stocks which may later be purchased in an orderly fashion. Generally, as such purchases are made, positions in stock index futures contracts representing an equivalent securities would be liquidated.

Futures Contracts on Debt Securities.  Futures contracts on debt securities,
-------------------------------------
often referred to as "interest rate futures," obligate the seller to deliver a specific type of debt security called for in the contract, at a specified future time. A public market now exists for futures contracts covering a number of debt securities, including long-term U.S. Treasury bonds, ten-year U.S. Treasury notes, and three-month U.S. Treasury bills, and additional futures contracts based on other debt securities or indices of debt securities may be developed in the future. Such contracts may be used to hedge against changes in the general level of interest rates. For example, a Portfolio may purchase such contracts when it wishes to defer a purchase of a longer-term bond because short-term yields are higher than long-term yields. Income would thus be earned on a short-term security and minimize the impact of all or part of an increase in the market price of the long-term debt security to be purchased in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the contract purchased by the Portfolio or avoided by taking delivery of the debt securities underlying the futures contract. Conversely, such a contract might be sold in order to continue to receive the income from a long-term debt security, while at the same time endeavoring to avoid part or all of any decline in market value of that security that would occur with an increase in interest rates. If interest rates did rise, a decline in the value of the debt security would be substantially offset by an increase in the value of the futures contract sold.

Options on Futures Contracts.  An option on a futures contract gives the
----------------------------
purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the period of the option. The risk of loss associated with the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction cost. The seller of an option on a futures contract is obligated to a broker for the payment of initial and variation margin in amounts that depend on the nature of the underlying futures contract, the current market value of the option, and other futures positions held by the Portfolio. Upon exercise of the option, the option seller must deliver the underlying futures position to the holder of the option, together with the accumulated balance in the seller's futures margin account that represents the amount by which the market price of the underlying futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option involved. If an option is exercised on the last trading day prior to the expiration date of the option, settlement will be made entirely in cash equal to the difference between the exercise price of the option and the value at the close of trading on the expiration date.

Risk Considerations Relating to Futures Contracts and Related Instruments.
-------------------------------------------------------------------------
Participants in the futures markets are subject to certain risks. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange): no secondary market exists for such contracts. In addition, there can be no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of that portion of the securities being hedged, if any, may partially or completely offset losses on the futures contract.

As noted above, there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. In particular, there may be an imperfect correlation between movements in the prices of futures contracts and the market value of the underlying securities positions being hedged. In addition, the market prices of futures contracts may be affected by factors other than interest rate changes and, as a result, even a correct forecast of interest rate trends might not result in a successful hedging strategy. If participants in the futures market elect to close out their contracts through offsetting transactions rather than by meeting margin deposit requirements, distortions in the normal relationship between debt securities and the futures markets could result. Price distortions could also result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. In addition, an increase in the participation of speculators in the futures market could cause temporary price distortions.

The risks associated with options on futures contracts are similar to those applicable to all options and are summarized above under the heading "Hedging Through the Use of Options: Risk Factors Relating to the Use of Options Strategies." In addition, as is the case with futures contracts, there can be no assurance that (1) there will be a correlation between price movements in the options and those relating to the underlying securities; (2) a liquid market for options held will exist at the time when a Portfolio may wish to effect a closing transaction; or (3) predictions as to anticipated interest rate or other market trends on behalf of a Portfolio will be correct.

Margin Requirements and Limitations Applicable to Futures Related Transactions.
------------------------------------------------------------------------------
When a purchase or sale of a futures contract is made by a Portfolio, that Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will value its open futures positions at market.

A Portfolio will not enter into a futures contract or an option on a futures contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

Segregation Requirements.
------------------------
Futures Contracts.  When purchasing a futures contract, a Portfolio will
-----------------
maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract, a Portfolio will similarly maintain liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by that Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

Options on Futures Contracts.  When selling a call option on a futures contract,
----------------------------
a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U. S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, the Portfolio will similarly maintain cash, U.S. Government securities, or other highly liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

HEDGING THROUGH  THE USE OF CURRENCY RELATED INSTRUMENTS.

As indicated in the prospectus, The Growth Portfolio may use forward foreign currency exchange contracts in connection with permitted purchases and sales of securities of non-U.S. issuers. In addition, The International Equity Portfolio may, consistent with its investment objectives and policies, use such contracts as well as certain other currency related instruments to reduce the risks associated with the types of securities in which it is authorized to invest and to hedge against fluctuations in the relative value of the currencies in which securities held by The International Equity Portfolio are denominated. The following discussion sets forth certain information relating to forward currency contracts and other currency related instruments, together with the risks that may be associated with their use.

About Currency Transactions and Hedging.  The International Equity Portfolio is
---------------------------------------
authorized to purchase and sell options, futures contracts and options thereon relating to foreign currencies and securities denominated in foreign currencies. Such instruments may be traded on foreign exchanges, including foreign over-the-counter markets. Transactions in such instruments may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; and (iv) lesser trading volume. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The International Equity Portfolio may also purchase and sell options relating to foreign currencies to increase exposure to a foreign currency or to shift foreign currency exposure from one country to another.

Foreign Currency Options and Related Risks.  The International Equity Portfolio
------------------------------------------
may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Portfolio holds in its portfolio or intends to purchase. For example, if the Portfolio were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Portfolio held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Portfolio's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.
The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Forward Foreign Currency Exchange Contracts.  The Growth Portfolio may use
-------------------------------------------
forward contracts to protect against uncertainty in the level of future exchange rates in connection with specific transactions. For example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale of the foreign currency involved in the underlying transaction in exchange for a fixed amount of U.S. dollars or foreign currency. This may serve as a hedge against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The International Equity Portfolio may also use forward contracts in connection with specific transactions. In addition, it may use such contracts to lock in the U.S. dollar value of those positions, to increase the Portfolio's exposure to foreign currencies that the Investment Manager believes may rise in value relative to the U.S. dollar or to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging."

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. A

Portfolio may enter into forward contracts or maintain a net exposure to such contracts only if: (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities and other assets denominated in that currency; or (2) the Portfolio maintains cash, U.S. Government securities or other liquid securities in a segregated account in an amount which, together with the value of all the Portfolio's securities denominated in such currency, equals or exceeds the value of such contracts.

At or before the maturity date of a forward contract that requires the Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into another contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. As a result of such an offsetting transaction, a Portfolio would realize a gain or a loss to the extent of any change in the exchange rate between the currencies involved between the execution dates of the first and second contracts.

The cost to a Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the prevailing market conditions. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Although The International Equity Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies of the Portfolios, each Portfolio is subject to certain investment restrictions both in accordance with various provisions of the Investment Company Act and guidelines adopted by the Trust's Board. These investment restrictions are summarized below.

The following investment restrictions (1 though 9) are fundamental and cannot be changed with respect to any Portfolio without the affirmative vote of a majority of the Portfolio's outstanding voting securities as defined in the Investment Company Act.

A Portfolio may not:

  1. Purchase the securities of any issuer, if as a result of such purchase, more than 5% of the total assets of the Portfolio would be invested in the securities of that issuer, or purchase any security if, as a result of such purchase, a Portfolio would hold more than 10% of the outstanding voting securities of an issuer, provided that up to 25% of the value of the Trust's assets may be invested without regard to this limitation, and provided further that this restriction shall not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations, or securities issued by other investment companies.

  2. Borrow money, except that a Portfolio (i) may borrow amounts, taken in the aggregate, equal to up to 5% of its total assets, from banks for temporary purposes (but not for leveraging or investment) and (ii) may engage in reverse repurchase agreements for any purpose, provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings).

  3. Mortgage, pledge or hypothecate any of its assets except in connection with any permitted borrowing, provided that this restriction does not prohibit escrow, collateral or margin arrangements in connection with a Portfolio's permitted use of options, futures contracts and similar derivative financial instruments described in the Trust's prospectus.

  4. Issue senior securities, as defined in the Investment Company Act, provided that this restriction shall not be deemed to prohibit a Portfolio from making any permitted borrowing, mortgage or pledge, and provided further that the permitted use of options, futures contracts and similar derivative financial instruments described in the Trust's prospectus shall not constitute issuance of a senior security.

  5. Underwrite securities issued by others, provided that this restriction shall not be violated in the event that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio of securities.

  6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

  7. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments, provided that a Portfolio may purchase and sell futures contracts relating to financial instruments and currencies and related options in the manner described in the Trust's prospectus.

  8. Make loans to others, provided that this restriction shall not be construed to limit (a) purchases of debt securities or repurchase agreements in accordance with a Portfolio's investment objectives and policies; and (b) loans of portfolio securities in the manner described in the Trust's prospectus.

  9. Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry provided that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.

The following investment restrictions (10 through 15) reflect policies that have been adopted by the Trust, but they are not fundamental and may be changed by the Trust's Board, without shareholder vote.

A Portfolio may not:

  10. Invest in any issuer for purposes of exercising control or management.

  11. Make short sales of securities or maintain a short position, or purchase securities on margin, provided that this restriction shall not preclude the Trust from obtaining such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities, and provided further that this restriction will not be applied to limit the use by a Portfolio of options, futures contracts and similar derivative financial instruments in the manner described in the Trust's prospectus.

  12. Invest in securities of other investment companies except as permitted under the Investment Company Act.

  13. Buy or sell interests in oil, gas or mineral exploration or development programs or related leases, provided that this restriction shall not preclude investments in marketable securities of issuers engaged in such activities.

  14. Purchase any security if, as a result, the Portfolio would have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

  15. Invest more than 5% of the market value of a Portfolio's total assets in warrants or invest more than 2% of such value in warrants that are not listed on the New York or American Stock Exchange.

An investment restriction applicable to a particular Portfolio shall not be deemed violated as a result of a change in the market value of an investment, the net or total assets of that Portfolio, or any other later change provided that the restriction was satisfied at the time the relevant action was taken. In order to permit the sale of its shares in certain states, the Trust may make commitments more restrictive than those described above. Should the Trust determine that any such commitment may no longer be appropriate, the Board will consider whether to revoke the commitment and terminate sales of its shares in the state involved.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Trust reserves the right in its sole discretion to suspend the continued offering of the Trust's shares and to reject purchase orders in whole or in part when in the judgment of the Board such action is in the best interest of the Trust.

Payments to shareholders for shares of the Trust redeemed directly from the Trust will be made as promptly as possible but no later than seven days after receipt by the Trust's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the prospectus, except that the Trust may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the Securities and Exchange Commission making disposal of portfolio securities or valuation of net assets of the Trust not reasonably practicable; or for such other period as the Securities and Exchange Commission may permit for the protection of the Trust's shareholders.

Each of the Portfolios reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Trust's shares by making payment in whole or in part in readily marketable securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing each Portfolio's net asset value. If such payment were made, an investor may incur brokerage costs in converting such securities to cash. The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Trust's portfolio securities at the time of redemption or repurchase.

PORTFOLIO TRANSACTIONS AND VALUATION

Subject to the general supervision of the Board, the Investment Managers of the respective Portfolios are responsible for placing orders for securities transactions for each of the Portfolios. Securities transactions involving stocks will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. In placing portfolio transactions, an Investment Manager will use its best efforts to choose a broker or dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In placing brokerage transactions, the respective Investment Managers may, however, consistent with the interests of the Portfolios they serve, select brokerage firms on the basis of the research, statistical and pricing services they provide to the Investment Manager. In such cases, a Portfolio may pay a commission that is higher than the commission that another qualified broker might have charged for the same transaction, providing the Investment Manager involved determines in good faith that such commission is reasonable in terms either of that transaction or the overall responsibility of the Investment Manager to the Portfolio and such manager's other investment advisory clients.

Transactions involving debt securities and similar instruments are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

In no instance will portfolio securities be purchased from or sold to Investment Managers, Hirtle Callaghan or any affiliated person of the foregoing entities except to the extent permitted by applicable law or an order of the Securities and Exchange Commission. Investment decisions for the several Portfolios are made independently from those of any other client accounts (which may include mutual funds) managed or advised by an Investment Manager. Nevertheless, it is possible that at times identical securities will be acceptable for both a Portfolio of the Trust and one or more of such client accounts. In such cases, simultaneous transactions are inevitable. Purchases and sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed that the ability of a Portfolio to participate in volume transactions may produce better executions for such Portfolio.

Portfolio Turnover.  Changes may be made in the holdings of any of the
------------------
Portfolios consistent with their respective investment objectives and policies whenever, in the judgment of the relevant Investment Manager, such changes are believed to be in the best interests of the Portfolio involved. It is anticipated that the annual portfolio turnover rate for a Portfolio will not exceed 100% under normal circumstances. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Portfolio's securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for each of the Portfolios that has more than one Investment Manager will be an aggregate of the rates for each individually managed portion of that Portfolio. Rates for each portion, however, may vary significantly. The portfolio turnover rate for each of the Trust's Portfolios for the fiscal year ended June 30, 1996, is as follows: [TO BE SUPPLIED BY AMENDMENT.]

Valuation.   The net asset value per share of the Portfolios is determined once
-----------
on each Business Day as of the close of the New York Stock Exchange, which is normally 4 P.M. New York City time, on each day the New York Stock Exchange is open for trading. It is expected that such Exchange will be closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Trust does not expect to determine the net asset value of its shares on any day when the Exchange is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

In valuing the Trust's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board shall determine in good faith to reflect the security's fair value. All other assets of each Portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

The net asset value per share of each of the Trust's Portfolios is calculated as follows: All liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net asset value is divided by the number of shares outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions.  As noted in the prospectus, each Portfolio will
---------------------------
distribute substantially all of its net investment income and net realized capital gains, if any. It is anticipated that The Value Portfolio, The Growth Portfolio and The Small Capitalization Equity Portfolio will declare and distribute dividends from net investment income on a quarterly basis. The Limited Duration Municipal Bond Portfolio will declare dividends daily, with payments on a monthly basis. The International Equity Portfolio will declare dividends semi-annually. The Trust expects to distribute any undistributed net investment income and capital gains for the 12-month period ended each October 31, on or about December 31 of each year.

Tax Information.  Each of the Trust's Portfolios is treated as a separate entity
---------------
for federal income tax purposes. Each Portfolio intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for the fiscal year ending June 30, 1996 and intends to continue to so qualify. Accordingly, it is the policy of each Portfolio to distribute to its shareholders by December 31 of each calendar year (i) at least 98% of its ordinary income for such year; (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year; and (iii) any amounts from the prior calendar year that were not distributed.

The following discussion and related discussion in the prospectus do not purport to be a complete description of all tax implications of an investment in the Trust. In addition, such information relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. A shareholder should consult with his or her own tax adviser for more information about Federal, state, local or foreign taxes. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Trust, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income.

Distributions of net investment income and short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the dividends-received deduction to the extent the Trust designates the amount distributed by any Portfolio as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by that Portfolio for its taxable year. It is expected that dividends from domestic corporations will be part of the gross income for one or more of the Portfolios and, accordingly, that part of the distributions by such Portfolios may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of a particular Portfolio's gross income attributable to qualifying dividends is largely dependent on that Portfolio's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if shares of such Portfolio held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Distributions of net investment income and short-term capital gains are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

A redemption of Trust shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Trust are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption or exchange.

The Trust is required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Trust shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Trust shares may be subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Trust with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Trust with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Trust reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

Tax Matters Relating to the Use of Certain Hedging Instruments and Foreign
--------------------------------------------------------------------------
Investments.  Certain of the Portfolios may write, purchase or sell certain
-----------
options, futures and foreign currency contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless a Portfolio is eligible to make, and makes, a special election, any such contract that is a "Section 1256 contract" will be "marked-to-market" for Federal income tax purposes at the end of each taxable year, i.e., each contract will be treated for tax purposes as though it had been sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Additionally, Section 1092 of the Code, which applies to certain "straddles," may affect the tax treatment of income derived by a Portfolio from transactions in option, futures and foreign currency contracts. In particular, under this provision, a Portfolio may, for tax purposes, be required to postpone recognition of losses incurred in certain closing transactions.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing, and character of income, gain or loss recognized by the Trust. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables, and foreign currency options and futures contracts

(other than options, futures, and foreign currency contracts that are governed by the mark-to-market and 60%-40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Under the Code, dividends or gains derived by a Portfolio from any investment in a "passive foreign investment company" ("PFIC")-- a foreign corporation 75 percent or more of the gross income of which consists of interest, dividends, royalties, rents, annuities or other "passive income" or 50 percent or more of the assets of which produce "passive income" -- may subject a Portfolio to U.S. federal income tax even with respect to income distributed by the Portfolio to its shareholders. In addition, any such tax will not itself give rise to a deduction or credit to the Portfolio or to any shareholder. In order to avoid the tax consequences described above, those Portfolios authorized to invest in foreign securities will attempt to avoid investments in PFICs.

PERFORMANCE INFORMATION

From time to time, a Portfolio may state its total return in sales literature and investor presentations. Total return may be stated for any relevant period specified. Any statements of total return will be accompanied by information on that Portfolio's average annual compounded rate of return over the most recent four calendar quarters and the period from the inception of that Portfolio's operations. The Trust may also advertise aggregate and average total return information over different periods of time for the various Portfolios.

The average annual compounded rate of return for a Portfolio is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the formula P(1+T)/n/ = ERV. For purposes of this formula, the variables represent the following values:

        P   =   a hypothetical initial purchase of $1,000

        T   =   average annual total return

        n   =   number of years

      ERV   =   redeemable value of hypothetical $1,000 initial purchase
                at the end of the period.

Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and gives effect to the maximum applicable sales charge.

From time to time, evaluations of a Trust's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Trusts. Investors should note that the investment results of each of the Trust's Portfolios will fluctuate over time, and any presentation of a Portfolio's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

As _______, 1996, the following persons were held, as of record, 5% or more of shares of the Trust, as follows:

-----------------------------------------------------------------------------------------------------------------
                                                           Small
Name and Address of Record    Value         Growth         Capitalization       International    Limited Duration
Owner                         Equity        Equity         Equity               Equity           Municipal Bond
-----------------------------------------------------------------------------------------------------------------
Bankers Trust Company
1 Bankers Trust Plaza         [TO BE SUPPLIED BY AMENDMENT.]
New Yor, N.Y.  10006

PNC Bank, N.A.
P.O. Box 7780-1888
Philadelphia, PA  19182

Northern Trust Company
P.O. Box 92956
Chicago, IL  60675
-----------------------------------------------------------------------------------------------------------------


INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS.

Coopers and Lybrand, LLP., serves as the Trust's auditors. The Trust's financial statement as of June 30, 1996, has been audited by Coopers and Lybrand, LLP, whose address is 2400 Eleven Penn Center, Philadelphia, PA 19103. Such statement and accompanying report are set forth below.

THE HIRTLE CALLAGHAN TRUST
VALUE EQUITY PORTFOLIO
Portfolio of Investments -- June 30, 1996

   SHARES                                                   COST        VALUE
   ------                                                   ----        -----
            COMMON STOCK -- 93.00%
            COWEN ASSET MANAGEMENT
             PORTFOLIO -- 34.65%
            ENERGY EQUIPMENT & SERVICES -- 1.15%
      9,500 Exxon Corp. ..............................   $   675,233 $   825,313
                                                         ----------- -----------
            FINANCIAL SERVICES -- 2.56%
     21,000 Keycorp ..................................       721,760     813,750
     29,000 National City Corp. ......................       895,602   1,018,625
                                                         ----------- -----------
                                                           1,617,362   1,832,375
                                                         ----------- -----------
            HOLDING COMPANIES --
             DIVERSIFIED -- 1.20%
     60,000 Hanson plc - ADR+ ........................       983,481     855,000
                                                         ----------- -----------
            INSURANCE -- 1.31%
     27,000 Ohio Casualty Corp. ......................       918,213     938,250
                                                         ----------- -----------
            OIL & GAS -- 6.53%
      9,000 Atlantic Richfield Co. ...................       994,127   1,066,500
     22,000 Equitable Resources ......................       639,299     621,500
     28,000 National Fuel Gas Co. ....................       815,393   1,008,000
     11,000 Shell Transport and Trading - ADR+ .......       883,966     968,000
     12,000 Texaco Inc. ..............................       948,845   1,006,500
                                                         ----------- -----------
                                                           4,281,630   4,670,500
                                                         ----------- -----------
            PERSONAL CARE -- 1.03%
     18,000 Tambrands Inc. ...........................       827,010     735,750
                                                         ----------- -----------
            PUBLISHING & PRINT -- 1.37%
     23,000 Readers Digest ...........................       996,188     977,500
                                                         ----------- -----------
            REAL ESTATE -- 2.42%
     10,000 Kimco Realty Corp. .......................       261,775     282,500
     41,000 New Plan Realty Trust ....................       905,398     866,125
     15,000 Weingarten Realty ........................       541,970     581,250
                                                         ----------- -----------
                                                           1,709,143   1,729,875
                                                         ----------- -----------
            RETAIL -- 1.54%
     21,000 Penney (J.C.) Co. ........................       976,616   1,102,500
                                                         ----------- -----------
            TELECOMMUNICATIONS -- 1.13%
     17,000 NYNEX Corp. ..............................       800,908     807,500

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
VALUE EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

   SHARES                                                   COST        VALUE
   ------                                                   ----        -----
            TOBACCO -- 1.40%
     22,000 American Brands Inc. .....................   $   941,658 $   998,250
                                                         ----------- -----------
            UTILITIES -- 13.01%
     16,000 Allegheny Power System ...................       478,335     494,000
     31,000 Baltimore Gas & Electric Co. .............       818,709     879,625
     32,000 Brooklyn Union Gas Co. ...................       818,070     872,000
     30,000 Central & South West Corp. ...............       752,210     870,000
     19,000 Consolidated Natural Gas .................       848,073     992,750

            UTILITIES (CONTINUED)
     19,000 GTE Corp. ................................       722,915     850,250
     38,000 MCN Corp. ................................       738,718     926,250
     13,000 Piedmont Natural Gas Co. .................       266,368     300,625
     32,000 Scana Corp. ..............................       752,758     900,000
     32,000 Southern Co. .............................       707,932     788,000
     30,000 Utilcorp United Inc. .....................       834,888     828,750
     20,000 Western Resources ........................       593,926     597,500
                                                         ----------- -----------
                                                           8,332,902   9,299,750
                                                         ----------- -----------
            TOTAL -- COWEN ASSET MANAGEMENT ..........    23,060,344  24,772,563
                                                         ----------- -----------
            INSTITUTIONAL CAPITAL CORP.
             PORTFOLIO -- 58.35%
            AEROSPACE/DEFENSE -- 2.31%
     11,000 Boeing Co. ...............................       882,801     958,375
      7,450 Northrop Grumman Corp. ...................       494,545     507,531
     12,900 Trans World Airlines* ....................       250,797     183,825
                                                         ----------- -----------
                                                           1,628,143   1,649,731
                                                         ----------- -----------
            AUTOMOBILE PRODUCTION -- 2.08%
     28,350 General Motors Corp. .....................     1,482,213   1,484,831
                                                         ----------- -----------
            BANKING -- 3.19%
     11,550 Citicorp .................................       805,750     954,319
      5,550 Wells Fargo & Co. ........................     1,375,423   1,325,756
                                                         ----------- -----------
                                                           2,181,173   2,280,075
                                                         ----------- -----------





See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
VALUE EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

   SHARES                                                   COST        VALUE
   ------                                                   ----        -----
            CHEMICALS -- 4.47%
     16,550 DuPont E.I. DeNemours & Co. ..............   $ 1,182,834 $ 1,309,519
     36,050 Hoechst AG - ADR+ ........................     1,017,774   1,217,048
      9,450 W.R. Grace & Co. .........................       659,854     669,769
                                                         ----------- -----------
                                                           2,860,462   3,196,336
                                                         ----------- -----------
            COMPUTERS -- 0.77%
     11,250 Compaq Computer Corp.* ...................       513,610     554,063
                                                         ----------- -----------
            COMPUTER EQUIPMENT -- 2.38%
     12,700 International Business Machines Corp. ....     1,248,328   1,257,300
     18,700 Silicon Graphics* ........................       536,250     448,800
                                                         ----------- -----------
                                                           1,784,578   1,706,100
                                                         ----------- -----------
            ELECTRONIC COMPONENTS AND INSTRUMENTS -- 3.38%
      8,900 Duracell International ...................       385,465     383,813
     19,600 Nokia Corp ADR+ ..........................       748,985     725,200
     40,100 Philips Electronics NV ...................     1,727,044   1,308,263
                                                         ----------- -----------
                                                           2,861,494   2,417,276
                                                         ----------- -----------
            ENTERTAINMENT -- 3.05%
     18,600 Carnival Cruise Lines, Inc. ..............       478,301     537,075
     32,000 Time Warner Inc. .........................     1,205,797   1,256,000
     13,600 Harrah's Entertainment* ..................       451,247     384,200
                                                         ----------- -----------
                                                           2,135,345   2,177,275
                                                         ----------- -----------
            FINANCIAL SERVICES -- 2.25%
     14,900 Keycorp. .................................       516,122     577,375
     22,675 Travelers Inc. ...........................       815,351   1,034,547
                                                         ----------- -----------
                                                           1,331,473   1,611,922
                                                         ----------- -----------
            HEALTH CARE -- 1.75%
     28,700 Abbott Labratories .......................     1,173,011   1,248,450
                                                         ----------- -----------





See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
VALUE EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

   SHARES                                                   COST        VALUE
   ------                                                   ----        -----
           INSURANCE -- 4.37%
     32,300 Allstate Insurance Corp. .................   $ 1,162,110 $ 1,473,688
     20,900 Loews Corp. ..............................     1,634,971   1,648,488
                                                         ----------- -----------
                                                           2,797,081   3,122,176
                                                         ----------- -----------
            LODGING -- 0.72%
     24,200 Host Marriott Corp. ......................       306,098     317,625
      3,700 Marriott International Inc. ..............       177,372     198,875
                                                         ----------- -----------
                                                             483,470     516,500
                                                         ----------- -----------
            MEDICAL MANAGEMENT &
             SERVICES -- 0.54%
     18,200 Tenet Healthcare Corp. ...................       308,289     389,025
                                                         ----------- -----------
            METALS - STEEL -- 1.63%
     18,200 Allegheny Ludlum .........................       373,544     343,525
     14,300 Aluminum Co. of America ..................       848,384     820,462
                                                         ----------- -----------
                                                           1,221,928   1,163,987
                                                         ----------- -----------
            MULTI-INDUSTRY -- 0.56%
     16,050 ITT Industries Inc. ......................       415,411     403,256
                                                         ----------- -----------
            OIL & GAS -- 3.26%
     16,450 Amoco Corp. ..............................     1,136,141   1,190,569
     10,150 Mobil ....................................     1,084,385   1,138,069
                                                         ----------- -----------
                                                           2,220,526   2,328,638
                                                         ----------- -----------
            PHARMACEUTICALS -- 4.77%
     11,500 American Home Products Corp. .............       570,545     691,437
     13,700 Bristol Myers Squibb .....................     1,173,363   1,233,000
     24,350 Ciba-Geigy
             AG - ADR+ ...............................     1,047,633   1,483,402
                                                         ----------- -----------
                                                           2,791,541   3,407,839
                                                         ----------- -----------






See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
VALUE EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

   SHARES                                                   COST        VALUE
   ------                                                   ----        -----
             PUBLISHING & PRINTING -- 4.20%
     26,350 Dun & Bradstreet Corp. ..................   $ 1,675,609 $ 1,646,875
     67,500 News Corp. Ltd -
             ADR+* ..................................     1,335,815   1,358,437
                                                        ----------- -----------
                                                          3,011,424   3,005,312
                                                        ----------- -----------
            RETAIL -- 1.06%
     22,200 Federated Department Store Inc.* ........       623,247     757,575
                                                        ----------- -----------
            RETAIL - GROCERY -- 0.22%
      4,000 Kroger Co. ..............................       154,850     158,000
                                                        ----------- -----------
            TELECOMMUNICATIONS -- 4.03%
     24,350 American Telephone & Telegraph Co. ......     1,496,472   1,509,700
     40,600 Pacific Telesis Group ...................     1,371,475   1,370,250
                                                        ----------- -----------
                                                          2,867,947   2,879,950
                                                        ----------- -----------
            TOBACCO -- 1.98%
     13,600 Philip Morris Cos. Inc. .................     1,148,662   1,414,400
                                                        ----------- -----------
            TOYS -- 1.12%
     14,400 Hasbro Inc. .............................       498,858     514,800
     10,000 Mattel Inc. .............................       247,091     286,250
                                                        ----------- -----------
                                                            745,949     801,050
                                                        ----------- -----------
            TRANSPORTATION -- 4.26%
     10,200 Burlington Northern Co. .................       766,812     824,925
     12,100 Consolidated Rail .......................       873,290     803,137
     20,300 Union Pacific Corp. .....................     1,369,011   1,418,461
                                                        ----------- -----------
                                                          3,009,113   3,046,523
                                                        ----------- -----------
            TOTAL -- INSTITUTIONAL CAPITAL CORP. ....    39,750,940  41,720,290
                                                        ----------- -----------
            TOTAL -- COMMON STOCK ...................    62,811,284  66,492,853
                                                        ----------- -----------






See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
VALUE EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

   SHARES                                                   COST        VALUE
   ------                                                   ----        -----
            SHORT-TERM INVESTMENTS -- 6.64%
            COWEN ASSET MANAGEMENT -- 3.29%
 $1,120,000 American Express Comercial Paper, 5.29%
             due 07/03/96 .........................   $ 1,120,000   $ 1,120,000
  1,230,000 Ford Motor Credit Corp., 5.37% due
             07/02/96 .............................     1,230,000     1,230,000
                                                      -----------   -----------
            TOTAL -- COWEN ASSET MANAGEMENT .......     2,350,000     2,350,000
                                                      -----------   -----------
            INSTITUTIONAL CAPITAL CORP. -- 3.35%
 $  800,000 Ford Motor Credit Corp., 5.34% due
             07/12/96 .............................       798,695       798,695
  1,300,000 Ford Motor Credit Corp., 5.34% due
             07/01/96 .............................     1,300,000     1,300,000
    300,000 Walt Disney Co., 5.24% due
             07/29/96 .............................       298,777       298,777
                                                      -----------   -----------
            TOTAL -- INSTITUTIONAL CAPITAL
             CORP. ................................     2,397,472     2,397,472
                                                      -----------   -----------
            TOTAL -- SHORT-TERM INVESTMENTS .......     4,747,472     4,747,472
                                                      -----------   -----------
            TOTAL INVESTMENTS --
             99.64% ...............................   $67,558,756++  71,240,325
                                                      ===========
            CASH AND OTHER ASSETS LESS
             LIABILITIES --
             0.36% ................................                     262,307
                                                                    -----------
            TOTAL NET ASSETS --
             100.00% ..............................                 $71,502,632
                                                                    ===========

 * Non-income producing security.
 + American Depository Receipts.
++ The cost of securities for Federal income tax purposes is substantially the same.








See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
GROWTH EQUITY PORTFOLIO
Portfolio of Investments -- June 30, 1996

 SHARES                                                    COST        VALUE
 ------                                                    ----        -----
        COMMON STOCK -- 97.78%
        JENNISON ASSOCIATES CAPITAL
         CORP. PORTFOLIO -- 48.36%
        ADVERTISING -- 0.66%
 15,800 Omnicom Group, Inc. ........................   $    534,651 $    734,700
                                                       ------------ ------------
        AEROSPACE/DEFENSE -- 2.39%
 18,500 Boeing Co. .................................      1,347,408    1,611,813
 12,400 Delta Air Lines Inc. .......................        989,966    1,029,200
                                                       ------------ ------------
                                                          2,337,374    2,641,013
                                                       ------------ ------------
        BEVERAGES -- 1.51%
 11,400 Coca Cola Co. ..............................        384,067      557,175
 31,600 Pepsico, Inc. ..............................        878,280    1,117,850
                                                       ------------ ------------
                                                          1,262,347    1,675,025
                                                       ------------ ------------
        BROADCASTING -- 0.72%
 26,700 Infinity Broadcasting.......................        649,829      801,000
                                                       ------------ ------------
        CAPITAL GOODS -- 0.35%
 11,700 Harnischfeger Industries, Inc. .............        429,656      389,025
                                                       ------------ ------------
        COMMERCIAL SERVICES -- 1.88%
 18,600 America Online Inc.*........................        928,240      813,750
 26,000 CUC International, Inc.*....................        861,205      923,000
  8,800 Manpower Inc. ..............................        346,442      345,400
                                                       ------------ ------------
                                                          2,135,887    2,082,150
                                                       ------------ ------------
        COMPUTERS -- 2.41%
 13,300 Compaq Computer Corp. ......................        643,780      655,025
 17,300 Computer Associates International, Inc. ....        979,018    1,232,625
  9,700 First Data Corp. ...........................        613,301      772,362
                                                       ------------ ------------
                                                          2,236,099    2,660,012
                                                       ------------ ------------
        COMPUTER EQUIPMENT -- 2.90%
 13,600 Autodesk, Inc. .............................        589,311      406,300
 16,000 Dell Computer Corp.*........................        542,546      814,000
  7,300 Microsoft Corp.*............................        715,749      876,913
 13,200 Seagate Technology Inc.*....................        755,781      594,000
 11,600 Symbol Technologies, Inc.*..................        435,044      516,200
                                                       ------------ ------------
                                                          3,038,431    3,207,413
                                                       ------------ ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
GROWTH EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

 SHARES                                                    COST        VALUE
 ------                                                    ----        -----
        COMPUTER SOFTWARE -- 4.01%
  5,600 Broderbund Software*........................    $   315,854  $   180,600
  6,800 Checkpoint Software*........................         95,200      163,200
 27,500 Cisco Systems, Inc.*........................      1,049,570    1,557,187
 16,000 Compuware Corp. ............................        453,965      632,000
 12,400 Electronic Data Systems Corp. ..............        678,897      666,500
  7,700 Intuit*.....................................        430,413      363,825
 18,900 3COM Corp.*.................................        843,350      864,675
                                                       ------------ ------------
                                                          3,867,249    4,427,987
                                                       ------------ ------------
        CONSUMER NON-DURABLES -- 0.68%
 12,100 Gillette Company............................        556,153      754,737
                                                       ------------ ------------
        ELECTRONIC COMPONENTS &
         INSTRUMENTS -- 4.69%
 11,700 Applied Materials, Inc.*....................        523,811      356,850
 14,200 Hewlett Packard Co. ........................      1,275,793    1,414,675
 17,200 KLA Instrument Corp.*.......................        464,823      399,900
 20,000 Intel Corp. ................................      1,259,156    1,468,750
 28,600 International Rectifier Corp. ..............        605,230      461,175
 21,700 LSI Logic Corp.*............................        864,901      564,200
 14,200 Nokia Corp. ADR+............................        554,072      525,400
                                                       ------------ ------------
                                                          5,547,786    5,190,950
                                                       ------------ ------------
        ENERGY EQUIPMENT & SERVICES -- 0.82%
 10,700 Schlumberger Ltd. ..........................        834,518      901,475
                                                       ------------ ------------
        ENTERTAINMENT -- 1.56%
 18,400 Harrah's Entertainment, Inc.*...............        557,246      519,800
 19,100 The Walt Disney Co. ........................      1,163,411    1,200,913
                                                       ------------ ------------
                                                          1,720,657    1,720,713
                                                       ------------ ------------
        FINANCIAL SERVICES -- 2.98%
 14,800 Chase Manhattan Corp. ......................        957,996    1,045,250
 21,200 Federal National Mortgage Association.......        566,975      710,200
  9,900 J.P. Morgan & Co. ..........................        809,636      837,788
 64,200 Hibernia Corp. Cl. A........................        645,117      698,175
                                                       ------------ ------------
                                                          2,979,724    3,291,413
                                                       ------------ ------------



See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
GROWTH EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

 SHARES                                                    COST        VALUE
 ------                                                    ----        -----
        HEALTH CARE -- 2.29%
 17,400 Healthsouth Corp.*..........................   $    589,572 $    626,400
 22,600 Johnson & Johnson...........................      1,024,856    1,118,700
 15,600 United Healthcare Corp. ....................        809,610      787,800
                                                       ------------ ------------
                                                          2,424,038    2,532,900
                                                       ------------ ------------
        INSURANCE -- 1.63%
  7,900 Cigna Corp. ................................        876,927      931,213
 20,600 PMI Group...................................        933,225      875,500
                                                       ------------ ------------
                                                          1,810,152    1,806,713
                                                       ------------ ------------
        LODGING -- 1.08%
  5,100 Hilton Hotels Corp. ........................        529,808      573,750
 21,100 Promus Hotels Corp.*........................        486,077      625,088
                                                       ------------ ------------
                                                          1,015,885    1,198,838
                                                       ------------ ------------
        MULTI-INDUSTRY -- 0.76%
 12,700 ITT Corp.*..................................        688,953      841,375
                                                       ------------ ------------
        PERSONAL CARE -- 0.63%
 16,400 Estee Lauder Co. ...........................        515,018      692,900
                                                       ------------ ------------
        PHARMACEUTICALS -- 4.87%
 18,800 Astra A Fria - ADR+*........................        653,790      822,500
  6,500 Chiron Corp.*...............................        610,293      637,000
 14,000 Ciba-Geigy AG-ADR+*.........................        820,384      852,880
 16,900 Eli Lilly & Co. ............................        825,733    1,098,500
 13,400 Pfizer Inc. ................................        857,722      956,425
 18,600 Smithkline Beecham
         plc - ADR+.................................        910,440    1,011,375
                                                       ------------ ------------
                                                          4,678,362    5,378,680
                                                       ------------ ------------
        PUBLISHING & PRINTING -- 1.01%
 15,400 Reuters Holding
         plc - ADR+.................................        874,913    1,116,500
                                                       ------------ ------------
        RAW MATERIALS -- 0.64%
  9,100 Kimberly Clark Corp. .......................        663,618      702,975
                                                       ------------ ------------



See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
GROWTH EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

 SHARES                                                    COST        VALUE
 ------                                                    ----        -----
        RESTAURANT -- 0.53%
 15,400 Lone Star Steakhouse & Saloon*..............   $    516,320 $    581,350
                                                       ------------ ------------
        RETAIL -- 3.54%
 22,400 Autozone, Inc.*.............................        610,226      778,400
 13,300 Corporate Express*..........................        433,624      532,000
 25,825 Dollar General Corp. .......................        655,640      843,130
 18,800 The Limited Inc. ...........................        384,351      404,200
 15,400 Kohl's Corp.*...............................        419,356      564,025
  7,700 Nike Inc. ..................................        625,782      791,175
                                                       ------------ ------------
                                                          3,128,979    3,912,930
                                                       ------------ ------------
        TELECOMMUNICATIONS -- 2.18%
 36,800 MCI Communications Corp. ...................        970,825      943,000
 13,400 Tellabs, Inc.*..............................        614,365      896,125
 15,400 Vodafone Group
         plc - ADR+.................................        628,025      567,875
                                                       ------------ ------------
                                                          2,213,215    2,407,000
                                                       ------------ ------------
        TEXTILES AND APPAREL -- 0.62%
 10,700 Gucci Group.................................        235,400      690,150
                                                       ------------ ------------
        TELECOMMUNICATIONS
         EQUIPMENT -- 0.53%
 14,800 Picturetel Corp.*...........................        569,170      582,750
                                                       ------------ ------------
        UTILITIES -- 0.49%
 25,000 Ericsson (L.M.) Telephone Spa - ADR+........        513,656      537,500
                                                       ------------ ------------
        TOTAL -- JENNISON ASSOCIATES CAPITAL
         CORP. .....................................     47,978,040   53,460,174
                                                       ------------ ------------
        WESTFIELD CAPITAL MANAGEMENT
         PORTFOLIO -- 49.42%
        AEROSPACE/DEFENSE -- 1.34%
 17,000 Boeing Co. ................................       1,401,071    1,481,125
                                                       ------------ ------------
        BANKING -- 1.08%
  5,000 Wells Fargo & Co. .........................       1,248,477    1,194,375
                                                       ------------ ------------
        BROADCASTING -- 1.24%
 38,200 Lin Television Corp.*......................       1,317,900    1,375,200
                                                       ------------ ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
GROWTH EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

 SHARES                                                    COST        VALUE
 ------                                                    ----        -----
        COMPUTERS -- 0.98%
 13,625 First Data Corp. ..........................    $    809,465 $  1,084,891
                                                       ------------ ------------
        COMPUTER EQUIPMENT -- 2.05%
 21,000 Ceridian Corp.*............................         895,055    1,060,500
 73,900 Computervision Corp. ......................         811,404      739,000
 10,000 Xylan Corp.*...............................         677,830      465,000
                                                       ------------ ------------
                                                          2,384,289    2,264,500
                                                       ------------ ------------
        COMPUTER SOFTWARE -- 4.13%
 32,000 3COM Corp.*.................................      1,283,115    1,464,000
 10,800 Computer Sciences Corp.*....................        654,736      807,300
  7,700 Netscape Communications Corp.*..............        482,726      479,325
 13,000 Sterling Software Inc.*.....................        764,780    1,001,000
 42,100 USCS International*.........................        757,016      810,425
                                                       ------------ ------------
                                                          3,942,373    4,562,050
                                                       ------------ ------------
        ELECTRONIC COMPONENTS AND INSTRUMENTS -- 2.37%
 60,000 Alpha Industries, Inc.*.....................        879,914      532,500
 43,000 Analog Devices Inc.*........................      1,174,202    1,096,500
 10,000 Hewlett Packard.............................      1,021,850      996,250
                                                       ------------ ------------
                                                          3,075,966    2,625,250
                                                       ------------ ------------
        ENERGY EQUIPMENT AND SERVICES -- 0.64%
 20,000 BJ Services Co.*............................        580,877      702,500
                                                       ------------ ------------
        ENGINEERING & CONSTRUCTION -- 1.18%
 20,000 Fluor Corp. ................................      1,338,450    1,307,500
                                                       ------------ ------------
        ENTERTAINMENT -- 0.97%
 17,000 The Walt Disney Co. ........................      1,003,570    1,068,875
                                                       ------------ ------------
        ENVIRONMENTAL -- 1.31%
 49,900 Republic Industries Inc.*...................        807,169    1,453,338
                                                       ------------ ------------
        HEALTH CARE -- 0.98%
 20,000 Amgen Inc.*.................................      1,142,723    1,080,000
                                                       ------------ ------------
        HOUSEHOLD PRODUCTS -- 1.10%
 45,000 First Brands Corp. .........................      1,010,634    1,215,000
                                                       ------------ ------------
        INDUSTRIAL COMPONENTS -- 1.04%
 30,000 Corning Inc. ...............................      1,140,550    1,151,250
                                                       ------------ ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
GROWTH EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

 SHARES                                                    COST        VALUE
 ------                                                    ----        -----
        INSURANCE -- 0.81%
 30,000 Allmerica Financial Corp. ..................   $    788,138 $    892,500
                                                       ------------ ------------
        LODGING -- 1.03%
 35,000 Bristol Hotel Co.*..........................        909,945    1,137,500
                                                       ------------ ------------
        MANUFACTURING -- 2.55%
 30,000 Danaher Corp. ..............................      1,011,091    1,305,000
 37,000 Tyco International..........................      1,419,823    1,507,750
                                                       ------------ ------------
                                                          2,430,914    2,812,750
                                                       ------------ ------------
        MEDICAL BIOTECHNOLOGY -- 1.01%
 20,000 Medtronic Inc. .............................      1,041,622    1,120,000
                                                       ------------ ------------
        MEDICAL MANAGEMENT &
         SERVICES -- 3.67%
 35,900 Apria Healthcare Group, Inc.*...............      1,060,985    1,126,362
 20,000 Healthcare Compare Corp.*...................        963,760      975,000
 45,000 Quorum Health Group*........................      1,055,350    1,186,875
 35,000 Summit Care Corp.*..........................        778,750      770,000
                                                       ------------ ------------
                                                          3,858,845    4,058,237
                                                       ------------ ------------
        MEDICAL SUPPLIES -- 2.59%
 30,000 C. R. Bard Inc. ............................      1,081,800    1,020,000
 17,100 Idexx Laboratories*.........................        720,338      671,175
 37,500 Genesis Health Ventures, Inc.*..............        821,849    1,176,563
                                                       ------------ ------------
                                                          2,623,987    2,867,738
                                                       ------------ ------------
        OIL & GAS -- 4.08%
 26,000 Halliburton Co. ............................      1,099,873    1,443,000
 73,100 NGC Corp. ..................................      1,089,448    1,096,500
 33,750 Weatherford International, Inc.*............        868,771    1,012,500
 16,500 Western Atlas International, Inc............        722,691      961,125
                                                       ------------ ------------
                                                          3,780,783    4,513,125
                                                       ------------ ------------
        PHARMACEUTICALS -- 2.13%
 16,000 Cardinal Health Inc. .......................      1,152,960    1,154,000
 18,500 Merck & Co. ................................      1,087,985    1,195,563
                                                       ------------ ------------
                                                          2,240,945    2,349,563
                                                       ------------ ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
GROWTH EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

 SHARES                                                    COST        VALUE
 ------                                                    ----        -----
           REAL ESTATE -- 2.78%
     50,900 Beacon Properties Corp. ................   $  1,188,183 $  1,304,311
     25,500 Cali Realty Corp. ......................        588,526      618,375
     35,000 Reckson Associates Realty Corp. ........      1,077,048    1,155,000
                                                       ------------ ------------
                                                          2,853,757    3,077,686
                                                       ------------ ------------
            RETAIL--GROCERY -- 2.18%
     29,700 Albertson's Inc. .......................      1,108,864    1,228,837
     30,000 Kroger Co. .............................      1,085,020    1,185,000
                                                       ------------ ------------
                                                          2,193,884    2,413,837
                                                       ------------ ------------
            RESTAURANT -- 0.30%
     10,000 Quality Dining Inc.*....................        237,500      327,500
                                                       ------------ ------------
            SERVICES -- 1.56%
     30,000 Service Corp. International.............      1,264,612    1,725,000
                                                       ------------ ------------
            TECHNOLOGY SERVICES -- 1.32%
     34,500 Verifone Inc.*..........................      1,549,449    1,457,625
                                                       ------------ ------------
            TELECOMMUNICATIONS -- 1.88%
     13,000 Premisys Communications Inc.*...........        539,722      793,000
     18,400 Telebras - ADR+.........................      1,160,818    1,281,100
                                                       ------------ ------------
                                                          1,700,540    2,074,100
                                                       ------------ ------------
            TRANSPORTATION -- 1.12%
     20,000 Continental Airlines*...................        930,530    1,235,000
                                                       ------------ ------------
            TOTAL -- WESTFIELD CAPITAL
             MANAGEMENT.............................     49,608,965   54,628,015
                                                       ------------ ------------
            TOTAL -- COMMON STOCK...................     97,587,005  108,088,189
                                                       ------------ ------------
            SHORT-TERM INVESTMENTS -- 3.08%
            JENNISON ASSOCIATES
             CAPITAL CORP. -- 0.61%
 $  671,000 Ford Motor Credit Corp. Commercial
             Paper, 5.42%, due 07/01/96.............        671,000      671,000





See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
GROWTH EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

 SHARES                                                    COST        VALUE
 ------                                                    ----        -----
            WESTFIELD CAPITAL
             MANAGEMENT -- 2.47%
  2,730,000 Bankers Trust Repurchase Agreement
             3.90%, due 07/01/96 collateralized
             by:
             $2,703,000 U.S. Treasury Notes,
             6.00%, 12/31/97 vs. $2,785,334.......   $  2,730,000  $  2,730,000
                                                     ------------  ------------
            TOTAL -- SHORT-TERM INVESTMENTS.......      3,401,000     3,401,000
                                                     ------------  ------------
            TOTAL INVESTMENTS --100.86%...........   $100,988,005++ 111,489,189
                                                     ============
            LIABILITIES IN EXCESS OF CASH AND
             OTHER ASSETS -- (0.86)%............                       (952,629)
                                                                   ------------
            TOTAL NET ASSETS --100.00%..........                   $110,536,560
                                                                   ============

 *Non-income producing security.
 +American Depository Receipts.
++ The cost of securities for Federal income tax purposes is substantially the same.





See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY PORTFOLIO
Portfolio of Investments -- June 30, 1996

   SHARES                                                 COST        VALUE
   ------                                                 ----        -----
            COMMON STOCKS -- 92.27%
            CLOVER CAPITAL MANAGEMENT, INC. PORTFOLIO -- 43.68%
            ADVERTISING -- 1.18%
     70,000 Advo, Inc. .............................   $   906,330 $   726,250
                                                       ----------- -----------
            BROADCASTING AND PUBLISHING -- 2.54%
     85,000 Comcast Corp. CL A*.....................     1,596,026   1,561,875
                                                       ----------- -----------
            CHEMICALS -- 0.25%
      7,500 Hanna M A Co. ..........................       120,350     156,563
                                                       ----------- -----------
            COMMERCIAL SERVICES -- 0.88%
     40,000 Ideon Group, Inc. ......................       454,460     540,000
                                                       ----------- -----------
            COMPUTER SOFTWARE -- 2.02%
     70,000 Marcam Corp.*...........................       843,400     840,000
     10,000 Sungard Data System, Inc.*..............       283,450     401,250
                                                       ----------- -----------
                                                         1,126,850   1,241,250
                                                       ----------- -----------
            CONSUMER CYCLICAL -- 1.40%
     20,000 Designs, Inc.*..........................       160,500     120,000
     50,000 Pier 1 Imports, Inc. ...................       528,163     743,750
                                                       ----------- -----------
                                                           688,663     863,750
                                                       ----------- -----------
            CONSUMER DURABLES -- 0.55%
     60,000 Service Merchandise Co.*................       461,460     337,500
                                                       ----------- -----------
            ELECTRONIC COMPONENTS AND INSTRUMENTS -- 6.38%
     60,000 Amphenol Corp.
             Cl A*..................................     1,290,159   1,380,000
     25,000 Avnet, Inc. ............................     1,192,489   1,053,125
     57,000 Mentor Graphics Corp.*..................       887,413     926,250
     17,000 Wyle Electronics........................       551,395     563,125
                                                       ----------- -----------
                                                         3,921,456   3,922,500
                                                       ----------- -----------
            ELECTRICAL AND ELECTRONICS -- 2.63%
     50,000 Augat, Inc. ............................       856,351     956,250
     50,000 Pioneer Standard Electronics, Inc. .....       692,900     662,500
                                                       ----------- -----------
                                                         1,549,251   1,618,750
                                                       ----------- -----------


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

   SHARES                                                 COST        VALUE
   ------                                                 ----        -----
            ENTERTAINMENT -- 1.77%
     30,000 King World Productions, Inc.*...........   $ 1,162,882 $ 1,091,250
                                                       ----------- -----------
            ENVIRONMENTAL -- 0.99%
     40,000 Wheelabrator Technologies, Inc.*........       582,216     610,000
                                                       ----------- -----------
            FOOD - PROCESSING -- 2.55%
     40,000 Interstate Bakeries, Corp. .............       834,488   1,070,000
    150,000 United Biscuits Holdings - ADR+.........       669,000     498,000
                                                       ----------- -----------
                                                         1,503,488   1,568,000
                                                       ----------- -----------
            HEALTH CARE -- 2.38%
     58,000 Caremark International, Inc. ...........     1,297,042   1,464,500
                                                       ----------- -----------
            HOSPITAL MANAGEMENT & SERVICES --  0.76%
     12,000 Salick Healthcare, Inc.*................       438,000     465,000
                                                       ----------- -----------
            MANUFACTURING HOUSING -- 0.34%
     25,000 Stimsonite Corp.*.......................       229,375     209,375
                                                       ----------- -----------
            OIL/GAS-EXPLORATION -- 1.90%
     60,000 Union Texas Petroleum Holdings, Inc. ...     1,106,100   1,170,000
                                                       ----------- -----------
            PHARMACEUTICALS -- 1.78%
     75,000 Carter-Wallace, Inc. ...................     1,053,750   1,096,875
                                                       ----------- -----------
            PUBLISHING & PRINTING -- 0.89%
     20,000 American Greetings Corp. Cl A...........       603,511     547,500
                                                       ----------- -----------
            REAL ESTATE INVESTMENT TRUST -- 3.77%
     30,000 Manufactured Home Communities, Inc. ....       512,000     577,500
      8,500 Meditrust Corp. ........................       287,476     283,687
      7,500 Public Storage Management, Inc. ........       229,483     260,625
     26,000 ROC Communities, Inc. ..................       598,425     620,750
     28,000 Storage Trust Realty....................       567,000     574,000
                                                       ----------- -----------
                                                         2,194,384   2,316,562
                                                       ----------- -----------
            RETAIL -- 1.65%
     50,000 Cash America Investments, Inc. ........       351,925     325,000
     17,000 Melville Corp. ........................       589,208     688,500
                                                      ----------- -----------
                                                          941,133   1,013,500
                                                      ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

   SHARES                                                 COST        VALUE
   ------                                                 ----        -----
            STORAGE -- 0.95%
     22,000 Sovran Self Storage, Inc. .............   $   544,676 $   583,000
                                                      ----------- -----------
            TELECOMMUNICATIONS -- 1.24%
     50,000 California Microwave, Inc.*............     1,161,812     762,500
                                                      ----------- -----------
            TOBACCO -- 1.66%
     33,000 RJR Nabisco Holding Corp. .............     1,109,269   1,023,000
                                                      ----------- -----------
            TRANSPORTATION - RAIL -- 2.39%
     80,000 Canadian National Railway Co. .........     1,313,725   1,470,000
                                                      ----------- -----------
            UTILITIES - ELECTRICAL -- 0.83%
     20,000 Sierra Pacific Resources...............       438,362     507,500
                                                      ----------- -----------
            TOTAL -- CLOVER CAPITAL MANAGEMENT
             INC. .................................    26,504,571  26,867,000
                                                      ----------- -----------

            FRONTIER CAPITAL MANAGEMENT CO. PORTFOLIO -- 48.60%
            AEROSPACE/DEFENSE -- 2.57%
      9,500 AAR Corp. ................................   $   185,344 $   193,562
     36,000 Aeroflex, Inc.*...........................       158,940     220,500
     60,800 Banner Aerospace, Inc.*...................       319,622     509,200
     16,800 Be Aerospace, Inc.*.......................       163,640     218,400
      2,200 Precision Castparts Corp. ................        78,485      94,600
     25,700 UNC Resources, Inc.*......................       171,756     215,238
      4,700 Watkins-Johnson Co. ......................       216,845     128,663
                                                         ----------- -----------
                                                           1,294,632   1,580,163
                                                         ----------- -----------
            AUTO PARTS -- 0.32%
      8,100 Tower Automotive, Inc.*...................       122,425     198,450
                                                         ----------- -----------
            BUILDING MATERIALS & COMPONENTS -- 1.10%
     12,000 Drew Industries, Inc.*....................       168,301     207,000
     27,200 Perini Corp.*.............................       287,940     326,400
      2,100 Texas Industries, Inc. ...................       102,770     144,113
                                                         ----------- -----------
                                                             559,011     677,513
                                                         ----------- -----------





See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

   SHARES                                                 COST        VALUE
   ------                                                 ----        -----
            BROADCASTING -- 0.84%
      4,700 Cablevision System Corp.*.................   $   233,520 $   217,375
     12,000 Jones Intercable, Inc.
             Cl. A*...................................       148,375     160,500
      4,600 TCA Cable TV, Inc. .......................       139,250     139,150
                                                         ----------- -----------
                                                             521,145     517,025
                                                         ----------- -----------
            CHEMICALS -- 1.74%
     20,000 AG Services of America, Inc.*.............       225,995     255,000
     15,500 General Chemical Group, Inc. .............       271,250     313,875
     33,100 Hexcel Corp.*.............................       377,521     504,775
                                                         ----------- -----------
                                                             874,766   1,073,650
                                                         ----------- -----------
            COMMERCIAL SERVICES -- 1.02%
     18,150 Childrens Comprehensive Services, Inc. ...       140,086     390,225
     14,600 Protection One, Inc. .....................       150,807     239,075
                                                         ----------- -----------
                                                             290,893     629,300
                                                         ----------- -----------
            COMPUTER EQUIPMENT -- 4.06%
     16,500 4Front Software International, Inc.*......        94,875     101,062
      8,000 Converse Technology, Inc.*................       143,647     244,000
     18,800 Datametrics Corp.*........................       139,280      94,000
     72,100 ISG International Software Corp.*.........       579,056     811,125
      7,200 Network General Corp.*....................       128,186     154,800
      2,784 Seagate Techology, Inc.*..................       112,966     125,280
      6,800 Sigma Designs, Inc.*......................        62,050      63,750
     10,700 Softkey International, Inc.*..............       215,334     202,631
     21,100 State of The Art, Inc.*...................       218,691     390,350
     11,800 Western Digital Corp.*....................       213,474     308,275
                                                         ----------- -----------
                                                           1,907,559   2,495,273
                                                         ----------- -----------
            COMPUTER SOFTWARE -- 2.83%
     11,500 American Business Information, Inc.*......       184,975     209,875
      3,600 Computer Task Group.......................        56,437     101,700
      8,500 Compuware Corp.*..........................       204,450     335,750
     15,800 Evans & Sutherland Computer Corp.*........       368,788     335,750
     18,200 HNT Technology Corp.*.....................       182,000     286,650
     20,300 Parcplace Digitalk, Inc.*.................       194,181     185,237
     15,000 Tecnomatix Technologies, Inc.*............       273,750     285,000
                                                         ----------- -----------
                                                           1,464,581   1,739,962
                                                         ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

   SHARES                                                 COST        VALUE
   ------                                                 ----        -----
            ELECTRICAL AND ELECTRONICS -- 3.37%
      1,500 Cherry Corp. - Cl. A*.....................   $    16,125 $    16,125
      8,000 Cirrus Logic, Inc.*.......................       244,084     140,000
     37,600 Encore Wire Corp.*........................       407,555     394,800
      5,200 Harman International Industries, Inc. ....       192,811     256,100
      8,700 Oak Industries, Inc.*.....................       216,935     257,738
      8,400 Rogers Corp.*.............................       196,117     208,950
      8,000 Sheldahl, Inc.*...........................       124,267     167,000
     61,000 Spectrum Control, Inc.*...................       311,303     297,375
     10,700 Trimble Navigation Ltd.*..................       182,698     205,975
      6,100 Triquint Semiconduct, Inc.*...............       155,550     126,575
                                                         ----------- -----------
                                                           2,047,445   2,070,638
                                                         ----------- -----------
            ELECTRONIC COMPONENTS AND INSTRUMENTS -- 4.41%
     32,400 Aavid Thermal Technologies, Inc.*.........       256,950     234,900
     13,600 Allen Group, Inc. ........................       311,387     295,800
     18,500 Alpha Industries, Inc.*...................       213,086     164,187
     14,000 Amphenol Corp.
             Cl. A*...................................       340,058     322,000
      4,100 DII Group, Inc.*..........................       139,004     104,550
      9,900 Lattice Semiconductor Corp.*..............       245,310     238,837
      5,500 Maxim Integrated Products, Inc.*..........       194,494     150,219
      5,700 Nokia Corp.
             Cl. A -  ADR+*...........................       224,837     210,900
     24,600 Saftytek Corp.*...........................       324,632     258,300
     19,800 Semiconductor Packaging Materials*........       188,558     212,850
     11,400 TSX Corp.*................................       207,604     316,350
     14,600 VLSI Technology, Inc.*....................       261,620     202,575
                                                         ----------- -----------
                                                           2,907,540   2,711,468
                                                         ----------- -----------
            ENGINEERING AND CONSTRUCTION -- 1.03%
     29,920 Insituform Techologies Cl. A*.............       349,722     231,880
      5,800 Jacobs Engineeing Group, Inc.*............       130,123     152,975
     10,000 J Ray McDermott S.A.*.....................       192,451     250,000
                                                         ----------- -----------
                                                             672,296     634,855
                                                         ----------- -----------
            ENTERTAINMENT -- 0.31%
     13,900 Lodgenet, Inc.*...........................       185,160     191,125
                                                         ----------- -----------
            FINANCIAL SERVICES -- 0.42%
      8,400 Long Island Bancorp.......................       214,769     256,725
                                                         ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

   SHARES                                                 COST        VALUE
   ------                                                 ----        -----
            INSURANCE -- 2.51%
     15,500 American Annuity Group, Inc. .............   $   186,930 $   201,500
     11,400 Conseco, Inc. ............................       329,508     456,000
     19,900 John Alden Financial Corp. ...............       401,927     440,287
      2,400 Mid Ocean Ltd. ...........................        87,581      98,400
      8,200 Nymagic, Inc. ............................       148,569     154,775
      7,100 Paul Revere Corp. ........................       152,160     195,250
                                                         ----------- -----------
                                                           1,306,675   1,546,212
                                                         ----------- -----------
            LEISURE AND TOURISM -- 0.81%
     15,000 International Game Technology.............       246,525     253,125
     43,900 Topps Company, Inc.*......................       278,468     246,938
                                                         ----------- -----------
                                                             524,993     500,063
                                                         ----------- -----------
            MACHINERY & ENGINEERING -- 0.37%
      5,100 Medar, Inc.*..............................        52,037      52,912
      3,400 York International Corp. .................       154,161     175,950
                                                         ----------- -----------
                                                             206,198     228,862
                                                         ----------- -----------
            MEDICAL SUPPLIES -- 0.33%
     12,800 Staar Surgical Co.*.......................       181,491     200,000
                                                         ----------- -----------
            MEDICAL - BIOTECHNOLOGY -- 0.18%
      4,900 Protein Design Labs, Inc.*................       103,697     110,250
                                                         ----------- -----------
            MEDICAL - HOSPITAL MANAGEMENT & SERVICES -- 1.04%
     17,000 Quantum Health Resources, Inc.*...........       189,615     289,000
      8,000 Quorum Health Group, Inc.*................       199,152     211,000
      5,300 United Wisconsin Services, Inc. ..........       115,502     137,800
                                                         ----------- -----------
                                                             504,269     637,800
                                                         ----------- -----------
            METALS - DIVERSIFIED -- 0.21%
      5,100 Titanium Metals Corp.*....................       123,810     131,963
                                                         ----------- -----------








See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

   SHARES                                                 COST        VALUE
   ------                                                 ----        -----
            OIL & GAS -- 3.23%
      2,800 Anadarko Petroleum Corp. .................   $   136,903 $   162,400
     11,900 Aquila Gas Pipeline Corp. ................       122,764     154,700
     13,300 Falcon Drilling, Inc.*....................       141,338     360,762
     14,600 Geoscience Corp.*.........................       185,566     204,400
      5,500 Louisiana Land & Exploration..............       218,310     316,937
      7,400 Noble Drilling Corp.*.....................        96,200     102,675
     10,200 Oryx Energy Co.*..........................       137,991     165,750
      2,100 Production Operators Corp. ...............        64,487      70,875
      7,000 Ultramar Corp. ...........................       160,806     203,000
     11,100 Varco International, Inc.*................       108,891     201,188
      3,600 Wiser Oil Co. ............................        48,780      45,450
                                                         ----------- -----------
                                                           1,422,036   1,988,137
                                                         ----------- -----------
            PACKAGING/CONTAINER -- 0.88%
      6,000 Ball Corp. ...............................       178,070     172,500
     22,700 U.S. Can Corp.*...........................       314,043     368,875
                                                         ----------- -----------
                                                             492,113     541,375
                                                         ----------- -----------
            PHARMACEUTICALS -- 0.36%
     33,800 Chantal Pharmacutical Corp.*..............       243,760     223,925
                                                         ----------- -----------
            PUBLISHING & PRINT -- 1.79%
     19,900 International Imaging Materials, Inc.*....       449,644     472,625
     10,500 Scientific Games Holdings Corp.*..........       344,662     304,500
     17,400 Valassis Communications, Inc.*............       280,130     321,900
                                                         ----------- -----------
                                                           1,074,436   1,099,025
                                                         ----------- -----------
            RETAIL - SPECIALTY -- 0.21%
      6,300 Aviation Sales Co.*.......................       119,700     129,150
                                                         ----------- -----------
            STEEL -- 0.87%
      5,900 Carpenter Technology Corp. ...............       237,569     188,800
     25,300 Oregon Steel Mills, Inc. .................       322,743     347,875
                                                         ----------- -----------
                                                             560,312     536,675
                                                         ----------- -----------






See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

   SHARES                                                 COST        VALUE
   ------                                                 ----        -----
            TELECOMMUNICATION EQUIPMENT -- 2.60%
      4,350 ADC Telecommunication, Inc. ..............   $   134,140 $   195,750
     14,600 Boston Technology, Inc. ..................       187,734     246,375
     17,000 Centigram Communication Corp. ............       338,553     269,875
      2,800 Davox Corp. ..............................        29,723      82,600
     19,900 Microwave Power Devise, Inc. .............       139,935     119,400
     27,000 Penril Datacom Networks, Inc. ............       213,196     364,500
     11,000 Spectrian Corp. ..........................       211,773     156,750
     11,900 Summa Four, Inc. .........................       153,126     165,113
                                                         ----------- -----------
                                                           1,408,180   1,600,363
                                                         ----------- -----------
            TELECOMMUNICATIONS -- 1.77%
     20,600 Arch Communications Group*................       506,876     383,675
     17,600 Equalnet Holding Corp.*...................       144,100      68,200
      8,400 Natural Microsystems Corp.*...............       216,516     294,000
      6,400 Qualcomm, Inc.*...........................       204,717     340,000
                                                         ----------- -----------
                                                           1,072,209   1,085,875
                                                         ----------- -----------
            TEXTILES AND APPAREL -- 0.97%
     12,000 Donnkenny, Inc.*..........................       188,918     234,000
     24,700 Sport-Haley, Inc.*........................       250,184     361,238
                                                         ----------- -----------
                                                             439,102     595,238
                                                         ----------- -----------
            TOYS -- 0.86%
     13,000 Galoob (Lewis) Toys, Inc.* ..............       133,087     367,250
      7,900 Toy Biz* ................................       162,799     159,975
                                                        ----------- -----------
                                                            295,886     527,225
                                                        ----------- -----------
            TRANSPORTATION -- 3.85%
      4,100 Alaska Airgroup, Inc.* ..................       100,696     112,237
     22,400 America West Airlines Cl. B* ............       367,270     492,800
      4,000 Atlas Air, Inc.* ........................        69,220     230,000
      6,400 Continental Air Cl. B* ..................       342,400     395,200
     23,300 Mesaba Holdings, Inc.* ..................       190,580     265,038
     22,300 OMI Corp.* ..............................       175,635     192,337
      5,100 Overseas Shipholding Group ..............       105,678      92,438
     12,000 Teekay Shipping Corp.* ..................       301,477     315,000
      9,700 World Airways* ..........................       111,600      67,900
     30,100 Worldcorp, Inc.* ........................       352,063     203,175
                                                        ----------- -----------
                                                          2,116,619   2,366,125
                                                        ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

   SHARES                                                 COST        VALUE
   ------                                                 ----        -----
            UTILITIES - ELECTRICAL -- 0.51%
     12,200 Calenergy Company, Inc.* ................   $   250,445 $   311,100
                                                        ----------- -----------
            WHOLESALE SPECIAL LINE -- 1.22%
     18,800 Central Garden & Pet Co.* ...............       148,975     338,400
     13,400 Sodak Gaming, Inc.* .....................       328,996     408,700
                                                        ----------- -----------
                                                            477,971     747,100
                                                        ----------- -----------
            TOTAL -- FRONTIER CAPITAL MANAGEMENT
             CO......................................    25,986,124  29,882,610
                                                        ----------- -----------
            TOTAL -- COMMON STOCKS...................    52,490,695  56,749,610
                                                        ----------- -----------
            CORPORATE BONDS -- 0.82%
            CLOVER CAPITAL MANAGEMENT, INC.
   $500,000 Meditrust Corp., 7.50%, 03/01/01 ........       509,877     503,750
                                                        ----------- -----------
            TOTAL CORPORATE BONDS ...................       509,877     503,750
                                                        ----------- -----------


























See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
SMALL CAPITALIZATION EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

   SHARES                                                 COST        VALUE
   ------                                                 ----        -----
            SHORT-TERM INVESTMENTS -- 8.53%
            CLOVER CAPITAL MANAGEMENT, INC. -- 3.36%
 $2,067,946 Bankers Trust Co. Repurchase
             Agreement, 3.90%, Due 7/01/96
             collateralized by: $2,048,000 U.S.
             Treasury Notes, 6.00%, 12/31/97 vs.
             $2,110,382 ..........................   $ 2,067,946   $ 2,067,946
                                                     -----------   -----------
            FRONTIER CAPITAL MANAGEMENT CO. -- 5.17%
  3,180,965 Bankers Trust Co. Repurchase
             Agreement, 3.90%, Due 7/01/96
             collateralized by: $3,150,000 U.S.
             Treasury Notes, 6.00%, 12/31/97 vs.
             $3,245,950 ..........................     3,180,965     3,180,965
                                                     -----------   -----------
            TOTAL SHORT-TERM INVESTMENTS .........     5,248,911     5,248,911
                                                     -----------   -----------
            TOTAL INVESTMENTS -- 101.63% .........   $58,249,483++  62,502,271
                                                     ===========
            LIABILITIES IN EXCESS OF CASH AND
             OTHER ASSETS -- (1.63%) .............                    (999,733)
                                                                   -----------
            TOTAL NET ASSETS -- 100.00% ..........                 $61,502,538
                                                                   ===========

 * Non-income producing security.
 + American Depository Receipts
++ The cost of securities for Federal income tax purposes is substantially the same.

















See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments -- June 30, 1996

 SHARES                                                    COST        VALUE
 ------                                                    ----        -----
         COMMON STOCKS -- 92.39%
         AUSTRALIA -- 4.21%
  26,000 Amcor Ltd.
          (Forest Products)..........................   $   192,338 $   177,424
  32,500 Australia New Zealand Bank Group
          (Financial)................................       140,569     154,348
  31,900 Boral Limited
          (Building & Materials).....................        84,243      83,048
  55,600 Broken Hill Proprietary Co. Ltd.
          (Metals - Diversified).....................       784,617     770,670
  19,050 Cra Limited (Mining)........................       279,467     293,958
  99,000 David Jones Limited
          (Retail Store)*............................       147,808     137,458
  16,491 Lend Lease Corp. Ltd.
          (Real Estate)**............................       234,002     253,690
  87,700 M.I.M. Holdings Ltd. (Mining)...............       115,954     113,466
  28,700 National Australia Bank Ltd. (Financial)....       244,109     266,037
  34,000 News Corp.
          (Publishing & Printing)....................       192,529     193,391
  44,800 Pacific Dunlop Ltd.
          (Holding Company)..........................        99,607     101,080
  71,449 Qantas Airways Ltd. (Transportation)........       118,002     121,187
  54,200 Santos Ltd. (Oil & Gas).....................       157,445     188,137
  63,200 Westpac Bank Corp. (Financial)..............       260,427     280,703
  19,000 WMC Limited
          (Metals - Diversified).....................       129,935     136,401
                                                        ----------- -----------
                                                          3,181,052   3,270,998
                                                        ----------- -----------
         BELGIUM -- 2.93%
   2,900 Delhaize Freres NPV
          (Retail - Grocery).........................       122,200     144,861
   2,060 Electrabel NPV (Utilities)..................       454,071     439,879
   1,960 Fortis AG NPV (Insurance)...................       233,892     257,121
     970 Groupe Bruxells Lambert NPV
          (Financial Services).......................       126,538     121,366
   1,080 Kredietbank NPV (Financial).................       269,387     323,000
   1,010 Petrofina S.A. NPV (Oil & Gas)..............       299,167     316,572
   1,320 Societe Generale de Belique Paris (Multi-
          Industries)................................       100,473     100,064
     390 Solvay S.A. (Chemical)......................       217,464     239,315
     450 Tractebel NPV (Multi-Industries)............       162,871     184,209
   1,970 Union Miniere NPV (Mining)*.................       139,501     150,910
                                                        ----------- -----------
                                                          2,125,564   2,277,297
                                                        ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

 SHARES                                                    COST        VALUE
 ------                                                    ----        -----
         CANADA -- 3.40%
   7,200 Alcan Aluminum Ltd. (Metals - Diversified)..   $   241,293 $   219,535
  13,000 Bank of Montreal (Financial)................       288,465     318,632
   4,100 Barrick Gold Corp. (Mining).................       105,880     111,473
  15,900 Canadian Pacific Ltd. (Holding Company).....       281,976     348,873
   5,300 Imperial Oil Ltd.
          (Oil & Gas)................................       189,994     224,026
   4,200 Moore Corp. Ltd.
          (Business Epuipment).......................        75,391      78,748
   6,200 Noranda Inc.
          (Metals - Diversified).....................       131,202     127,167
   6,600 Norcen Energy
          (Oil & Gas)................................       103,610     115,998
   3,700 Northern Telecom Ltd. (Telecommunications)..       158,281     201,603
   9,800 Nova Corp of Alberta (Utilities)............        84,276      88,816
   9,000 Royal Bank of Canada (Financial)............       199,848     216,299
   6,200 Seagram Co. Ltd.
          (Wine & Spirits)...........................       220,969     208,153
  15,500 Thompson Corp.
          (Publishing & Printing)....................       217,145     245,689
   9,500 Trans Canada Pipeline (Utilities)...........       133,911     141,172
                                                        ----------- -----------
                                                          2,432,241   2,646,184
                                                        ----------- -----------
         FINLAND -- 0.52%
  15,700 Merita Ltd. (Banking)*......................        39,161      32,796
   6,200 Nokia (Telecommunications)..................       220,256     228,314
   2,400 Outokumpu
          (Metals - Steel)...........................        44,495      40,313
   5,000 Repola (Metals - Steel).....................       101,694     103,476
                                                        ----------- -----------
                                                            405,606     404,899
                                                        ----------- -----------
         FRANCE -- 8.85%
   1,800 Accor Ltd.
          (Leisure & Tourism)........................       234,545     251,665
   2,630 Alcatel Alsthom (Telecommunications)........       252,664     229,309
  10,210 Banque National de Paris Cl. A (Financial)..       419,376     358,263
   1,888 CEP Communications (Broadcasting)...........       175,450     159,481
   1,088 CEP Communications Warrants Exp. 12/31/97
          (Brosdcasting)*............................         8,954       3,169
   2,199 Cie Bancaire SA
          (Financial Services).......................       234,186     247,669



See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

 SHARES                                                    COST        VALUE
 ------                                                    ----        -----
         COMMON STOCKS (CONTINUED)
         FRANCE (CONTINUED)
   3,440 Cie de Saint Gobain (Building Materials)....   $   435,198 $   460,252
     790 Colas (Construction)........................       143,315     141,441
   3,960 Compagnie de Suez (Financial Services)......       170,991     144,798
   4,480 Credit Local de France (Financial
          Services)..................................       373,461     364,511
   1,320 Gan (Insurance)*............................        41,710      35,373
   4,600 Generale des Eaux (Utilities)...............       486,825     513,622
   2,590 LVMH Moet Hennessey -Louis Vuitton
          (Wine & Spirits)...........................       516,419     614,092
   5,010 Michelin Cl. B
          (Tire & Rubber)............................       219,932     244,775
   5,428 Pechiney Cert D'Invest (Metals).............       260,439     219,135
   4,850 Peugeot S.A.
          (Auto Related).............................       655,838     648,902
  10,000 Rhone-Poulenc Ord. (Pharmaceuticals)........       256,786     262,734
   2,600 Seita (Tobacco).............................       102,265     119,153
   4,560 Societe Generale (Financial)................       505,438     501,186
   5,214 Societe Nationale Elf Acquitaine (Oil &
          Gas).......................................       386,190     383,327
   7,810 Total Co. Cl. B
          (Oil & Gas)................................       496,425     579,035
   7,100 UAP (Insurance).............................       170,370     144,076
  17,400 Usiminas Sacilor (Metals)...................       255,688     250,879
                                                        ----------- -----------
                                                          6,802,465   6,876,847
                                                        ----------- -----------
         GERMANY -- 5.96%
     256 Allianz AG Holding (Insurance)**............       474,239     444,881
     707 BASF AG (Chemical)..........................       167,436     201,290
   9,660 Bayer AG (Chemical).........................       272,224     339,743
   4,646 Bayer Vereinsbank (Financial)...............       130,011     129,988
     465 Bayerische Motoren Werke AG (Auto Related)..       259,873     268,445
     642 Commerzbank AG (Banking)....................       146,834     132,735
     425 Daimler Benz AG
          (Auto Related)*............................       216,200     227,908
     425 Daimler Benz Rights Exp. 7/05/96 (Auto
          Related)*..................................         4,075          59
  10,993 Deutsche Bank AG (Financial)................       507,934     520,554
   4,970 Hoechst AG (Chemical).......................       122,885     167,777
     603 Kaufhof Holdings AG (Retail)................       205,763     227,917




See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

 SHARES                                                    COST        VALUE
 ------                                                    ----        -----
         GERMANY (CONTINUED)
     300 Man AG (Machinery
          & Engineering).............................   $    84,477 $    75,167
   1,063 Mannesmann AG (Machinery & Engineering).....       352,263     365,830
     164 Muenchener Rueckver AG (Insurance)..........       327,117     334,980
     721 Preussag AG
          (Holding Company)..........................       203,731     181,600
   5,100 RWE AG (Oil & Gas)..........................       187,064     198,292
   1,908 Schering AG (Pharmaceuticals)...............       137,918     138,282
   2,500 Siemens AG (Manufacturing)..................       141,019     133,949
   1,250 Thyssen AG (Steel)..........................       240,284     228,638
   5,922 Veba AG (Utilities).........................       242,360     314,652
                                                        ----------- -----------
                                                          4,423,707   4,632,687
                                                        ----------- -----------
         ITALY -- 2.72%
  12,600 Assic Generali (Insurance)..................       301,857     290,340
  18,000 Daniele Di Risp (Engineering)...............        67,169      63,946
  21,000 Edison Spa (Utilities)......................       104,806     126,621
   5,900 Eni Ads - ADR+
          (Oil & Gas)................................       193,992     295,000
  75,000 Fiat Spa (Auto Related).....................       168,337     131,510
  34,000 Instituto Mobiliare Italiano Spa (Financial
          Services)..................................       214,246     283,684
  33,000 Instituto Nazionale D Assicurazi
          (Insurance)................................        44,113      49,153
  42,000 Italgas (Utilities).........................       121,010     156,737
   7,000 Mediobanca Spa
          (Financial Services)**.....................        50,132      44,420
 101,000 Montedison Spa
          (Multi-Industries)*........................        74,596      58,661
  15,000 Rinascente (Retail -Department Store).......        89,153     107,310
     750 Rinascente Warrants Exp 12/31/99 (Retail -
          Department Store)*.........................           120         124
  13,000 Rinascente Savings (Retail - Department
          Store).....................................        36,685      36,015
     650 Rinascente Savings-Warrants Exp 12/31/99
          (Retail -Department Store)*................           475         513
  15,000 Sai Risp (Insurance)........................        69,990      58,080
 139,000 Telecom Italia Mobile
          de Risp (Telecommunications)...............       144,963     189,368
 128,000 Telecom Italia de Risp
          (Telecommunications).......................       166,624     220,690
                                                        ----------- -----------
                                                          1,848,268   2,112,172
                                                        ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

 SHARES                                                   COST        VALUE
 ------                                                   ----        -----
         COMMON STOCKS (CONTINUED)
         JAPAN -- 31.12%
  41,000 Amada
          (Hand/Machine Tools).......................  $   439,326 $   440,981
  42,000 Asahi Glass Co.
          (Buiding Materials)........................      474,728     501,504
  31,000 Canon, Inc.
          (Business Equipment).......................      567,555     644,244
  12,000 Canon Sales
          (Business & Public Services)...............      311,653     333,607
  37,000 Citizen Watch Co. (Jewelry).................      290,068     307,912
  33,000 Dai Nippon Printing (Publishing &
          Printing)..................................      546,213     637,681
  27,000 Daiichi Pharmaceutical
          Co. Ltd.
          (Pharmaceutical)...........................      404,391     415,915
  38,000 Daikin Kogyo Co.
          (Machinery &
          Engineering)...............................      353,980     415,641
  19,000 Daiwa House Industries
          (Manufacturing/Housing)....................      292,258     294,413
  15,400 Fanuc Co.
          (Electronic Components)....................      667,567     612,013
  26,000 Fujitsu
          (Computer Equipment).......................      283,290     236,988
  77,000 Hitachi Ltd.
          (Electrical &
          Electronics)...............................      809,326     715,887
  15,000 Honda Motor Co.
          (Auto Related).............................      278,268     388,296
  47,000 Inax (Building Materials)...................      453,897     466,958
  12,000 Isetan
          (Retail - Department Store)................      173,480     181,570
  17,000 Ito-Yokado Co.
          (Retail - Grocery).........................      936,749   1,024,246
  18,000 Kaneka Corp. (Chemicals)....................      118,327     120,919
  43,000 Keio Teito Electric Railway
          (Transportation)...........................      252,319     254,763
  44,000 Kintetsu
          (Kinki Nippon Railway)
          (Transportation)...........................      341,992     316,434
  39,000 Kirin Brewery Co. Ltd. (Brewery)............      459,171     476,347
   8,000 Kokuyo (Office/Business)....................      196,002     220,946
  30,000 Kuraray Co. Ltd. (Chemicals)................      318,410     336,341
   8,000 Maeda Road Construction (Engineering &
          Construction)..............................      155,710     137,818

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

 SHARES                                                   COST        VALUE
 ------                                                   ----        -----
         JAPAN (CONTINUED)
   5,000 Marui Co.
          (Retail - Department
          Store).....................................  $    91,206 $   110,747
  59,000 Matsushita Electric Co. (Electronic
          Components)................................      958,049   1,097,074
  41,000 Mitsubishi Paper Mills (Forest Products &
          Paper).....................................      247,200     255,993
  61,000 NGK Insulators
          (Industrial Components)....................      588,994     683,894
   3,300 Nintendo (Toys).............................      227,504     245,447
  25,000 Nippon Denso Co. Ltd. (Electrical &
          Electronics)...............................      468,662     542,339
  23,000 Nippon Meat Packers
          (Food Processing)..........................      321,871     327,044
  27,000 Nippon Steel Corp. (Steel)..................       88,645      92,535
  22,000 Okumura (Construction)......................      200,894     183,684
 154,000 Osaka Gas Corp. (Utilities).................      532,395     562,884
   7,000 Pioneer Electronics (Electrical &
          Electronics)...............................      128,557     166,530
  26,000 Sankyo Pharmaceutical (Pharmaceuticals).....      588,973     673,047
   9,000 Secom Co.
          (Business &
          Public Services)...........................      577,952     593,929
  12,000 Seino Transport
          (Trucking & Leasing).......................      197,994     189,226
  71,000 Sekisui House (Manufacturing/Housing).......      878,753     808,951
  32,000 Shinmaywa Industries
          (Auto Related).............................      286,022     326,679
  10,400 Sony Corp.
          (Electrical &
          Electronics)...............................      576,894     683,475
  31,000 Sumitomo Electric
          (Metal Fabricate/Hardware).................      393,699     443,624
  41,000 Sumitomo Trust & Banking (Financial)........      782,543     792,271
  26,000 Takeda Chemical Industries
          (Pharmaceuticals)..........................      373,164     459,758
   8,000 TDK Corp.
          (Electrical &
          Electronics)...............................      421,360     476,894
  31,200 The Bank Of Tokyo-Mitsubishi, Ltd.
          (Financial - Bank).........................      638,383     722,341
  35,000 Tokio Marine & Fire (Insurance).............      414,761     465,773
  15,200 Tokyo Electric Power (Utilities)............      403,236     385,161
  26,000 Tokyo Steel (Steel).........................      509,201     509,525
  27,000 Tonen Corp. (Oil & Gas).....................      402,080     396,226

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

 SHARES                                                    COST        VALUE
 ------                                                    ----        -----
         COMMON STOCKS (CONTINUED)
         JAPAN (CONTINUED)
 148,000 Toray Industries Inc. (Chemical)............   $   948,014 $ 1,019,852
  89,000 Toshiba Corp.
          (Electrical &
          Electronics)...............................       662,501     632,759
  19,000 Toyo Suisan Kaisha
          (Food Processing)..........................       194,529     232,066
  12,000 Toyota Motor Corp.
          (Auto Related).............................       243,885     299,699
  18,000 Yamazaki Baking Co., Ltd. (Food
          Processing)................................       331,220     333,060
                                                        ----------- -----------
                                                         22,803,821  24,193,911
                                                        ----------- -----------
         MALAYSIA -- 2.19%
   8,000 Genting BHD (Entertainment).................        74,080      62,525
  18,000 Hume Industries
          (Building Materials).......................        90,378      88,016
  61,000 Kuala Lumpur
          (Misc - Materials).........................       133,619     154,028
  42,000 Land & General Holdings (Forest Products &
          Paper).....................................       103,747     103,527
  22,000 Malayan Banking (Financial).................       200,157     211,623
  23,000 Malaysia International Shipping
          (Transportation)...........................        68,757      71,443
  10,000 Nestle Malaysia
          (Food Processing)..........................        77,240      80,561
  33,000 Public Bank BHD (Financial).................        84,026      91,263
   9,000 Resorts World Berhad (Entertainment)........        53,775      51,583
  73,000 Sime Darby Berhad
          (Holding Company)..........................       194,284     201,884
  32,000 Telecom Malaysia (Telecommunications).......       275,110     284,729
  60,000 Tenaga Nasional (Utilities).................       246,309     252,505
   9,000 YTL Corporation Berhad (Construction).......        45,396      46,894
                                                        ----------- -----------
                                                          1,646,878   1,700,581
                                                        ----------- -----------
         NETHERLANDS -- 6.02%
   8,338 ABN-Amro Holdings NV (Financial)............       334,665     447,324
     700 Akzo Nobel (Chemicals)......................        77,827      83,841
   1,320 DSM NV (Chemical)...........................       108,467     131,041
   2,000 Hoogovens & Staalf (Steel)..................        78,745      74,031
  18,790 International Nederlanden Group
          (Financial)................................       437,847     560,156
  10,834 Koninklijke NV (Telecommunications).........       388,875     409,908

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

 SHARES                                                    COST        VALUE
 ------                                                    ----        -----
         NETHERLANDS (CONTINUED)
   6,550 Philips Electronics (Electronic
          Components)................................   $   273,427 $   212,911
   2,200 Royal Dutch Petroleum -ADR+ (Oil & Gas).....       283,358     338,250
   8,870 Royal Dutch Petroleum
          (Oil & Gas)................................     1,091,556   1,369,411
   4,660 Unilever NV
          (Food Processing)..........................       603,607     674,136
   5,500 Vendex International N.V. (Retail)..........       191,021     191,666
  12,100 Verenigde Ned Uitgev
          Ver Bezit
          (Publishing & Printing)....................       168,166     187,800
                                                        ----------- -----------
                                                          4,037,561   4,680,475
                                                        ----------- -----------
         NEW ZEALAND -- 2.99%
 486,900 Brierly Investment Co. (Multi-Industries)...       406,172     460,132
 213,400 Carter Holt Harvey (Forest Products &
          Paper).....................................       480,516     486,634
 106,400 Fletcher Challenge Paper Ltd. (Forest
          Products & Paper)*.........................       188,235     205,473
  52,700 Fletcher Challenge Energy Ltd. (Oil &
          Gas)*......................................       147,476     116,206
  52,700 Fletcher Challenge Building Ltd.
          (Building & Materials)*....................       156,486     102,854
   7,917 Fletcher Forestry (Forest Products &
          Paper).....................................        22,872       9,813
   3,100 New Zealand Telecom -ADR+
          (Telecommunications).......................       192,345     206,925
 174,800 Telecom Corp of New Zealand
          (Telecommunications).......................       739,244     732,583
                                                        ----------- -----------
                                                          2,333,346   2,320,620
                                                        ----------- -----------
         SPAIN -- 2.99%
   4,100 Banco Bilbao Vizcaya (Financial)............       124,547     166,074
   5,210 Banco Central Hisponoamericano (Financial)..       112,530     106,127
     900 Banco Popular Espanol (Financial)...........       150,838     160,431
   3,600 Banco Santander S.A. (Financial)............       158,069     168,017
   1,500 BCO Santander S.A. (Financial Services).....       140,356     167,759
  15,100 Compania Sevillana de Electricadad
          (Utilities)................................       101,763     139,062
   4,800 Empresa Nac Electric (Utilities)............       250,829     299,321



See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

 SHARES                                                    COST        VALUE
 ------                                                    ----        -----
         COMMON STOCKS (CONTINUED)
         SPAIN (CONTINUED)
   1,200 Fomento De Construcciones (Construction)....   $    98,759 $    99,274
  30,600 Iberdrola S.A. (Utilities)..................       249,608     314,048
   2,300 Repsol S.A. - ADR+
          (Oil & Gas)................................        75,038      79,925
   3,400 Repsol S.A. (Oil & Gas).....................       102,947     118,216
  19,900 Telfonica de Espana (Telecommunications)....       264,903     366,534
   2,800 Vallehermoso SA
          (Real Estate)..............................        49,155      55,288
   5,300 Viscofan
          (Food Processing)..........................        82,668      83,764
                                                        ----------- -----------
                                                          1,962,010   2,323,840
                                                        ----------- -----------
         SWITZERLAND -- 2.39%
     100 BBC-Brown Boveri (Electronics)..............       118,647     123,711
     254 Ciba - Giegy AG (Pharmaceuticals)...........       233,758     309,558
   1,614 CS Holding Co. (Financial)..................       148,815     153,494
     431 Nestle SA
          (Food Processing)..........................       452,925     492,207
      35 Roche Holding
          AS - Genusshein (Pharmaceuticals)..........       258,116     266,982
     205 Schweiz Bankgesellschaft (Financial)........       200,125     200,691
      78 Societe Generale Surveillance (Commercial
          Services)..................................       152,607     186,694
     455 Zurich Versicherung (Insurance).............       117,297     123,995
                                                        ----------- -----------
                                                          1,682,290   1,857,332
                                                        ----------- -----------
         UNITED KINGDOM -- 16.10%
  62,800 Asda Group
          (Retail - Grocery).........................       102,895     113,547
  34,900 Bass plc (Brewery)..........................       376,674     438,193
  42,300 Bat Industries (Tobacco)....................       342,783     328,905
  19,100 Booker plc
          (Food Processing)..........................       119,691     111,755
 136,500 British Gas plc (Utilities).................       558,135     381,326
  79,141 British Petroleum Co. plc (Oil & Gas).......       606,134     693,357
 135,800 British Steel plc (Steel/Iron)..............       369,579     346,703
 133,600 British Telecom plc (Telecommunications)....       793,025     717,422
  17,833 Charter (Multi-Industries)..................       245,216     258,225
  72,400 Coats Viyella
          (Textiles & Apparel).......................       227,717     193,267
  58,000 FKI plc (Electronics).......................       148,559     153,027

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

 SHARES                                                    COST        VALUE
 ------                                                    ----        -----
        UNITED KINGDOM (CONTINUED)
 156,700 General Electric plc (Electrical &
          Electronics)...............................   $   809,812 $   843,898
  22,800 Glaxo Wellcome plc (Pharmaceuticals)........       298,687     301,485
  89,900 Grand Metropolitan plc (Wine & Spirits).....       593,892     595,771
  70,600 Guinness (Wine & Spirits)...................       533,593     512,793
  77,400 Hanson plc
          (Holding Company)..........................       250,879     214,423
  64,100 Hillsdown Holdings
          (Food Processing)..........................       186,147     173,101
 117,200 House of Fraser (Retail -Department Store)..       280,476     316,496
  21,400 Legal & General Group plc (Insurance).......       202,490     222,194
  29,600 Lloyds Abbey Life (Insurance)...............       202,674     234,749
 172,700 Lloyds TSB Group plc (Financial)............       740,538     844,296
  42,100 Marks & Spencers plc (Retail - Dept Store)..       283,134     304,481
  37,100 Mirror Group plc (Publishing & Printing)....        94,929     118,037
  32,500 National Power (Utilities)..................       254,175     262,288
  36,700 National Westminster Bank (Financial).......       342,182     350,864
  20,700 Ocean Group (Transportation)................       111,326     146,818
  31,300 P & O Steam (Transportation)................       254,629     236,087
  21,800 Reckitt & Colman (Household Products).......       232,450     227,700
  16,400 Redland (Building Materials)................        98,900     102,066
  23,000 RJB Mining plc (Mining).....................       190,766     197,399
  67,500 Rolls Royce (Aerospace/Defense).............       190,942     234,662
  33,000 Royal Insurance (Insurance).................       182,147     203,840
  17,600 RTZ Corp. (Mining)..........................       254,759     260,314
  21,400 Scottish Hydro
          (Utilities - Electric).....................       111,192      98,642
 116,700 Sears (Retail - Department Store)...........       187,960     179,307
  94,300 Sedgwick Group (Insurance)..................       191,326     201,968
  25,500 Smithkline Beecham (Pharmaceuticals)........       251,634     272,481
  86,600 Tesco
          (Retail - Grocery).........................       408,429     395,145













See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
INTERNATIONAL EQUITY PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

  SHARES/
 PRINCIPAL                                               COST          VALUE
 ---------                                               ----          -----
            UNITED KINGDOM (CONTINUED)
     23,600 Thames Water (Utilities)...............   $   197,203   $   207,676
     13,000 Unilever
             (Food Processing).....................       246,349       258,251
     31,500 Vodafone (Telecommunications)..........       118,813       117,087
     20,000 W.H. Smith (Retail -Department Store)..       119,998       147,440
                                                      -----------   -----------
                                                       12,312,839    12,517,486
                                                      -----------   -----------
            TOTAL -- COMMON STOCK..................    67,997,647    71,815,329
                                                      -----------   -----------
            SHORT-TERM INVESTMENT -- 6.35%
 $4,940,000 Banker Trust Co. Time Deposit, 5.3125%,
             Due 7/01/96...........................     4,940,000     4,940,000
                                                      -----------   -----------
            TOTAL INVESTMENTS --98.74%.............   $72,937,647++  76,755,329
                                                      ===========
            Cash and Other Assets Less
             Liabilities --1.26%...................                     976,546
                                                                    -----------
            TOTAL NET ASSETS --100.00%.............                 $77,731,875
                                                                    ===========

 * Non-income producing security.
 + American Depository Receipts.
** Passive Foreign Investment Company.
++ The cost for Federal income tax purposes is substantially the same.



















See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
LIMITED DURATION MUNICIPAL BOND PORTFOLIO
Portfolio of Investments -- June 30, 1996

  CREDIT  PRINCIPAL
 RATINGS*   AMOUNT                                         COST        VALUE
 -------- ---------                                        ----        -----
                     MUNICIPAL OBLIGATIONS -- 86.20%
                     ALABAMA -- 0.62%
 NR/NR    $  180,000 Pell City Alabama Industrial
                      Development, Shelby Steel
                      Fabricators, 7.70%, 09/01/01
                      (LOC - Southtrust Bank)+.......   $   182,581 $   182,830
                                                        ----------- -----------
                     ARIZONA -- 2.23%
 NR/NR       350,000 La Paz County Industrial
                      Development, Morgan Trailer MFG
                      Co., 8.00%, 12/01/06
                      (Pre-Refunded 12/01/96 @ 100)+.       354,909     354,263
 NR/A-       300,000 Valley Housing Development
                      Revenue, Section 8 Assistance,
                      8.00%, 10/01/20................       307,285     304,341
                                                        ----------- -----------
                                                            662,194     658,604
                                                        ----------- -----------
                     ARKANSAS -- 1.12%
 Aa/NR       320,000 Arkansas State Development
                      Finance Authority, 9.375%,
                      08/01/14.......................       330,721     330,285
                                                        ----------- -----------
                     CALIFORNIA -- 3.14%
 NR/A+       500,000 City of Vallejo Housing
                      Authority, Multi-Family Housing
                      Revenue, 5.00%, 06/01/07
                      (Mandatory put 06/01/99 @ 100)
                      (Surety Bond - Continental
                      Casualty)......................       500,000     500,000
 NR/A        425,000 Los Angeles Community
                      Redevelopment Agency Housing
                      Revenue, 5.50%, 12/01/05.......       425,000     425,000
                                                        ----------- -----------
                                                            925,000     925,000
                                                        ----------- -----------
                     COLORADO -- 1.94%
 Aa/NR       385,000 Aurora Colorado Housing
                      Authority, Single-Family Mtg.
                      Revenue, 7.30%, 05/01/10.......       412,039     407,138
 Aa/AA        95,000 Colorado Housing Finance
                      Authority, Series B-3, 4.125%,
                      02/01/22
                      (Optional put 08/01/96 @
                      100)+..........................        95,000      94,961

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
LIMITED DURATION MUNICIPAL BOND PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

  CREDIT  PRINCIPAL
 RATINGS*   AMOUNT                                         COST        VALUE
 -------- ---------                                        ----        -----
 Aa/AA+   $   70,000 Colorado Housing Finance
                      Authority, Series A., 5.90%,
                      11/01/96.......................   $    70,223 $    70,178
                                                        ----------- -----------
                                                            577,262     572,277
                                                        ----------- -----------
                     CONNECTICUT -- 2.61%
 A2/NR       145,000 Connecticut State Development
                      Authority, Health Care Project,
                      5.50%, 09/01/97
                      (Surety Bond - Aetna/Cigna
                      etc.)..........................       145,920     145,181
 AAA         605,000 Connecticut State Resource
                      Recovery Authority, GTR
                      Bridgeport System, 6.75%,
                      11/15/99 (Escrowed to
                      Maturity)......................       628,631     625,419
                                                        ----------- -----------
                                                            774,551     770,600
                                                        ----------- -----------
                     DELAWARE -- 2.38%
 Aaa/AAA      25,000 Dover Delaware Water & Sewer
                      Revenue, Series B., 6.80%,
                      07/01/96 (MBIA)................        25,000      25,006
 NR          600,000 Wilmington Delaware Hospital
                      Revenue, Osteopathic Hospital
                      Series A., 10.00%, 10/01/03
                      (Pre-Refunded 10/01/98 @ 102)..       675,580     677,250
                                                        ----------- -----------
                                                            700,580     702,256
                                                        ----------- -----------
                     FLORIDA -- 0.90%
 A/A          50,000 Miami Florida Parking Facility
                      Revenue, Series A., 5.50%,
                      10/01/96.......................        50,220      50,161
 Aaa/NR      200,000 Orange County Housing Authority,
                      Revenue, 8.10%, 11/01/21 (GNMA
                      Collateral)+...................       214,162     214,000
                                                        ----------- -----------
                                                            264,382     264,161
                                                        ----------- -----------




See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
LIMITED DURATION MUNICIPAL BOND PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

  CREDIT  PRINCIPAL
 RATINGS*   AMOUNT                                         COST        VALUE
 -------- ---------                                        ----        -----

                     MUNICIPAL OBLIGATIONS
                      (CONTINUED)
                     GEORGIA -- 2.40%
 Aa3/AA-  $  200,000 Cobb County Housing Authority,
                      Multi-Family Housing Revenue,
                      7.50%, 01/01/97
                      (LOC - Sun Trust)..............   $   202,320 $   202,156
 AAA         500,000 Fulton County Housing Authority,
                      Single Family Revenue, 6.20%,
                      03/01/13
                      (GNMA Collateral)+.............       503,657     505,000
                                                        ----------- -----------
                                                            705,977     707,156
                                                        ----------- -----------
                     ILLINOIS -- 8.80%
  A1/AA-     100,000 Illinois State, General
                      Obligation Bonds, 4.75%,
                      08/01/99.......................        99,700     100,048
 NR/AA     1,500,000 Illinois State Industrial
                      Development Financial
                      Authority, Revenue, 5.00%,
                      11/01/00
                      (Asset GTY)....................     1,500,000   1,477,500
 Aaa/AAA     500,000 St. Clair County Public Building
                      Revenue, 8.00%, 12/01/05 (MBIA)
                      (Escrowed to Maturity).........       508,504     507,820
 A/NR        495,000 Woodridge Mortgage Revenue,
                      Series 1992-1, 7.25%,
                      12/01/10.......................       519,465     508,613
                                                        ----------- -----------
                                                          2,627,669   2,593,981
                                                        ----------- -----------
                     INDIANA -- 1.45%
 A/NR        335,000 Indiana Health Facility
                      Financing Authority, Revenue,
                      9.25%, 10/01/17
                      (Pre-Refunded 10/01/97 @ 102)..       364,004     362,219
 Aaa/AAA      65,000 Reid Memorial Hospital, 6.25%,
                      05/01/00 (AMBAC) (Escrowed to
                      Maturity)......................        66,944      65,731
                                                        ----------- -----------
                                                            430,948     427,950
                                                        ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
LIMITED DURATION MUNICIPAL BOND PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

  CREDIT  PRINCIPAL
 RATINGS*   AMOUNT                                         COST        VALUE
 -------- ---------                                        ----        -----
                     KENTUCKY -- 0.21%
 AAA/NR   $   60,000 University of Kentucky Revenue,
                      Series A., 7.50%, 08/01/97
                      (Pre-Refunded 08/01/96 @ 103)..   $    62,139 $    61,975
                                                        ----------- -----------
                     LOUISIANA -- 1.45%
 NR/AAA      435,000 Jefferson Parish Home Mortgage
                      Authority, Series A., 4.85%,
                      12/01/01
                      (FNMA/GNMA Collateral)+........       435,099     428,475
                                                        ----------- -----------
                     MARYLAND -- 1.27%
 NR/A+       375,000 Montgomery County Housing
                      Authority, Multi-Family
                      Revenue, 6.00%, 02/01/07
                      (Mandatory put 02/01/97 @ 100)
                      (Insured by New England
                      Mutual)........................       375,655     375,165
                                                        ----------- -----------
                     MASSACHUSETTS-0.92%
 Aaa/AAA      50,000 Boston Massachusetts General
                      Obligation, Series A., 5.90%,
                      07/01/96 (MBIA)................        50,000      50,000
 Aaa/AAA      55,000 Massachusetts State Industrial
                      Finance Agency, Brandeis
                      University Series C., 6.40%,
                      10/01/96 (MBIA)................        55,389      55,304
 Aaa/AAA      40,000 Massachusetts State Water
                      Reserve Authority, Series A.,
                      5.75%, 12/01/96 (Escrowed to
                      Maturity)......................        40,348      40,312
 A/A          50,000 Massachusetts State Water
                      Reserve Authority, Series A.,
                      5.60%, 07/15/96................        50,038      50,031
 NR/A-        75,000 Plymouth County Massachusetts,
                      Certificates of Participation,
                      Series A., 6.10%, 04/01/98.....        77,565      76,594
                                                        ----------- -----------
                                                            273,340     272,241
                                                        ----------- -----------
                     MINNESOTA -- 1.41%
 NR/A-       400,000 Apple Valley Housing
                      Development, Revenue, 7.40%,
                      08/01/98 (LOC - Banque
                      Paribas).......................       413,879     415,500
                                                        ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
LIMITED DURATION MUNICIPAL BOND PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

  CREDIT  PRINCIPAL
 RATINGS*   AMOUNT                                         COST        VALUE
 -------- ---------                                        ----        -----
                     MICHIGAN -- 5.75%
 A/A      $1,600,000 Michigan State Housing
                      Development Authority, Home
                      Improvement Series B., 7.65%,
                      12/01/12+......................   $ 1,694,946 $ 1,694,000
                                                        ----------- -----------
                     MISSISSIPPI -- 1.29%
 Aaa/NR      385,000 Mississippi Home Corp. Mortgage
                      Access Program, Single-Family
                      Mtg. Revenue, Series A., 4.50%,
                      06/01/99 (GNMA MBS
                      Collateral)+...................       384,731     379,225
                                                        ----------- -----------
                     MISSOURI -- 2.09%
 Aaa/AAA     595,000 St. Louis County, Single-Family
                      Mtg. Revenue, 9.25%, 10/01/16
                      (AMBAC)........................       608,507     615,825
                                                        ----------- -----------
                     NEW HAMPSHIRE -- 0.08%
 Aa/AA+       25,000 New Hampshire State Business
                      Finance Authority, Manchester
                      Airport Project, 5.35%,
                      01/01/97+......................        25,101      25,030
                                                        ----------- -----------
                     NEW JERSEY -- 3.82%
 A/AA      1,100,000 Jersey City School Board
                      Revenue, 7.90%, 08/01/06.......     1,135,015   1,125,278
                                                        ----------- -----------
                     NEW YORK -- 1.90%
 Aa/AA       500,000 New York State Dorm Authority
                      Revenue, Cornell University,
                      6.875%, 07/01/06...............       510,000     510,000
 Aa/NR        50,000 New York State Mortgage Agency
                      Revenue, Homeowner Mortgage
                      Series SS., 6.90%, 10/01/96+...        50,334      50,294
                                                        ----------- -----------
                                                            560,334     560,294
                                                        ----------- -----------







See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
LIMITED DURATION MUNICIPAL BOND PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

  CREDIT  PRINCIPAL
 RATINGS*   AMOUNT                                         COST        VALUE
 -------- ---------                                        ----        -----
                     MUNICIPAL OBLIGATIONS
                      (CONTINUED)
                     OHIO -- 1.62%
 A/A      $  465,000 Cleveland Ohio Airport Systems
                      Revenue, 7.00%, 01/01/06.......   $   480,287 $   476,062
                                                        ----------- -----------
                     OKLAHOMA -- 0.66%
 Aaa/AAA     190,000 Tulsa Oklahoma International
                      Airport, Revenue, 6.20%,
                      06/01/00 (Escrowed to
                      Maturity)......................       194,872     194,988
                                                        ----------- -----------
                     PUERTO RICO -- 0.34%
 A1/A         50,000 Puerto Rico Commonwealth, Public
                      Improvement, 6.00%, 07/01/96
                      (LOC - Fuji Bank LTD)..........        50,000      50,000
 Aaa/AAA      50,000 Puerto Rico Electric Power
                      Authority, Series M., 6.70%,
                      07/01/96 (BIG).................        50,000      50,000
                                                        ----------- -----------
                                                            100,000     100,000
                                                        ----------- -----------
                     PENNSYLVANIA -- 23.11%
 A1/A         50,000 Butler County Hospital
                      Authority, Revenue, 7.50%,
                      07/01/96 (LOC - Fuji Bank
                      LTD)...........................        50,000      50,011
 Aa/AA        25,000 Chester County Solid Waste
                      Revenue, Series B., 6.65%,
                      01/01/98 (Cnty. GTD)...........        25,583      25,812
 A/NR        500,000 Cumberland Valley School
                      District, Series A., 5.90%,
                      09/01/98.......................       501,134     501,085
 NR/A        100,000 Dauphin County Industrial
                      Development Authority, Brubaker
                      Tool Corp., 7.10%, 12/01/02
                      (LOC - Marine Bank)+...........       100,994     100,751
 Aa3/AA-      40,000 Delaware County Industrial
                      Development Authority, Series
                      A., 7.65%, 12/01/01
                      (LOC - Bank of America)........        41,757      41,841
 Aa3/AA      690,000 Delaware County Industrial
                      Development Authority, Series
                      A., 8.10%, 12/01/13
                      (LOC - Bank of America)........       718,154     717,262

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
LIMITED DURATION MUNICIPAL BOND PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

  CREDIT  PRINCIPAL
 RATINGS*   AMOUNT                                         COST        VALUE
 -------- ---------                                        ----        -----
                      PENNSYLVANIA (CONTINUED)
 NR/NR    $  120,000 Edgewood Pennsylvania School
                      District, 5.90%, 08/01/99
                      (Escrowed to Maturity).........   $   122,510 $   120,044
 MIG1/NR     200,000 Ephrata Pennsylvania School
                      District, 5.40%, 12/15/97......       201,609     201,280
 NR/NR        50,000 Erie Public School Authority
                      School Revenue, 6.50%, 09/01/97
                      (Escrowed to Maturity).........        50,746      50,500
 A1/NR       120,000 Haverford School District
                      Revenue, 3.99%, 06/01/97
                      (Escrowed to Maturity).........       115,756     115,694
 NR          100,000 Montgomery County Industrial
                      Development, Meadowood Corp.,
                      5.00%, 12/01/96................       100,000      99,956
 Aaa/AAA      15,000 Neshaminy Pennsylvania School
                      District, 6.00%, 06/01/98
                      (FGIC).........................        15,000      15,116
 Aa/AA       550,000 Pennsylvania Housing Finance
                      Authority, Single Family Mtg.
                      Series 27, 8.10%, 10/01/10+....       571,368     564,437
 A1/AA-    1,690,000 Pennsylvania State General
                      Obligation, Revenue, 5.50%,
                      10/01/97.......................     1,709,758   1,699,667
 A1/AA-    1,210,000 Pennsylvania State Highway
                      General, Revenue, 5.50%,
                      10/01/97.......................     1,224,146   1,216,921
 Aaa/AAA     500,000 Philadelphia Hospital & High Ed
                      Authority, Moss Rehabilitation
                      Hospital Revenue, 6.90%,
                      07/01/00 (AMBAC)...............       524,335     538,750
 Aaa/AAA      25,000 Pittsburgh General Obligation
                      Bonds, Series B., 7.00%,
                      03/01/01 (FGIC)
                      (Partial Pre-Refunded 03/01/97
                      @ 102).........................        25,801      25,886
 NR/A        400,000 Scranton-Lackawanna Health &
                      Welfare Authority, St. Josephs
                      Hospital, 7.75%, 12/15/15
                      (LOC - PNC)....................       409,887     408,104
 NR/AAA      320,000 Windber Area Authority Hospital
                      Revenue, Windber Hospital
                      Project, 4.75%, 02/01/00 (FHA).       319,600     319,600
                                                        ----------- -----------
                                                          6,828,138   6,812,717
                                                        ----------- -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
LIMITED DURATION MUNICIPAL BOND PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

  CREDIT  PRINCIPAL
 RATINGS*   AMOUNT                                         COST        VALUE
 -------- ---------                                        ----        -----
                     TEXAS -- 0.84%
 Aa/AA   $   250,000 Texas State, General Obligation
                      Bonds, 3.75%, 08/01/97.........   $   247,650 $   248,845
                                                        ----------- -----------
                     TENNESSEE -- 4.25%
 Aaa/NR      845,000 Hamilton County Industrial
                      Development Authority, Multi-
                      Family Housing Revenue, 6.25%,
                      10/01/08 (Mandatory put
                      10/01/97 @ 100) (LOC - Guardian
                      S & L).........................       848,632     851,338
 NR/A+       400,000 Hendersonville Industrial
                      Development Authority, Multi-
                      Family Housing Revenue, 5.375%,
                      02/01/06 (Mandatory put
                      02/01/98 @ 100) (Surety Bond
                      Continental Casualty)..........       403,280     402,200
                                                        ----------- -----------
                                                          1,251,912   1,253,538
                                                        ----------- -----------
                     UTAH -- 0.07%
 Aaa/AAA      20,000 Utah Board of Regents Student
                      Loan Revenue, Series D., 7.00%,
                      11/01/96 (AMBAC)+..............        20,191      20,183
                                                        ----------- -----------
                     WASHINGTON -- 0.17%
 Aa/AA-       50,000 Washington State Public Power
                      Supply System, Series B.,
                      6.90%, 07/01/96................        50,000      50,000
                                                        ----------- -----------
                     WEST VIRGINIA -- 2.88%
 A/A         845,000 West Virginia Board of Regions,
                      University of Virginia, 6.60%,
                      04/01/06.......................       851,471     850,053
                                                        ----------- -----------










See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
LIMITED DURATION MUNICIPAL BOND PORTFOLIO
Portfolio of Investments (continued) -- June 30, 1996

  CREDIT  PRINCIPAL
 RATINGS*   AMOUNT                                        COST          VALUE
 -------- ---------                                       ----          -----
                     MUNICIPAL OBLIGATIONS
                      (CONTINUED)
                     WISCONSIN -- 1.17%
  Aa/AA   $  345,000 Wisconsin Housing & Economic
                      Development Authority, Series
                      B., 6.625%, 09/01/20
                      (Gemic Pool insured)+.........   $   346,105   $   345,000
                                                       -----------   -----------
                     VIRGINIA -- 3.31%
  NR/A+      100,000 Chesapeake Redevelopment &
                      Housing Authority, Multi-
                      Family Housing Revenue, 7.75%,
                      7/01/16 (Mandatory put
                      07/01/96 @ 100) (LOC - Nations
                      Bank of Va.)..................       100,000       100,000
  NR         595,000 King George County Industrial
                      Development Authority, King
                      County Elementary School,
                      4.875%, 08/01/98..............       592,755       591,281
  NR/AA      275,000 Virginia State Water and Sewer
                      Revenue, Series B., 8.70%,
                      11/01/11 (FNMA GIC)...........       288,600       285,359
                                                       -----------   -----------
                                                           981,355       976,640
                                                       -----------   -----------
                     TOTAL MUNICIPAL OBLIGATIONS....    25,502,592    25,416,134
                                                       -----------   -----------
                     SHORT TERM INVESTMENTS -- 8.81%
  N/A      1,298,460 Bankers Trust Tax Free Money
                      Market........................     1,298,460     1,298,460
  N/A      1,298,460 Provident Institutional Funds..     1,298,460     1,298,460
                                                       -----------   -----------
                     TOTAL SHORT TERM INVESTMENTS...     2,596,920     2,596,920
                                                       -----------   -----------
                     TOTAL INVESTMENTS -- 95.01%....   $28,099,512++  28,013,054
                                                       ===========
                     Cash and Other Assets Less
                      Liabilities -- 4.99%..........                   1,471,691
                                                                     -----------
                     TOTAL ASSETS 100.00%...........                 $29,484,745
                                                                     ===========

 * See page 29 for Credit Ratings.
 + Subject to Alternative Minimum Tax.
++ The cost for Federal income tax purposes is substantially the same.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Portfolio of Investments (continued) -- June 30, 1996

CREDIT RATINGS (UNAUDITED)

     MOODY'S STANDARD & POOR'S
     ------- -----------------
       Aaa          AAA        Instrument judged to be of the highest quality
                                and carrying the smallest amount of investment
                                risk.
       Aa           AA         Instrument judged to be of high quality by all
                                standards.
        A            A         Instrument judged to be adequate by all
                                standards.
      MIG1          SP1        Instrument judged to be of the best quality with
                                strong protection.
       NR           NR         Not Rated. In the opinion of the investment
                                advisor, instrument judged to be of comparable
                                investment quality to rated securities which
                                may be purchased by the Portfolio.

  For items possessing the strongest investment attributes of their category, Moody's gives that letter a rating followed by a number. The Standard & Poor's ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Abbreviations used in this statement:

      AMBAC....................... American Municipal Bond Assurance Corporation
      BIG......................... Bond Investors Guaranty
      FGIC........................ Financial Guaranty Insurance Corporation
      FHA......................... Federal Housing Authority
      FNMA........................ Federal National Mortgage Association
                                   General Electric Mortgage Insurance
      GEMIC....................... Corporation
      GNMA........................ Government National Mortgage Association
      GTD......................... Guaranteed
      GTY......................... Guaranty
      LOC......................... Letter of Credit
      MBIA........................ Municipal Bond Insurance Association








See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Assets and Liabilities June 30, 1996

                                                             SMALL                      LIMITED
                                  VALUE       GROWTH     CAPITALIZATION INTERNATIONAL  DURATION
                                  -----       ------     -------------- -------------  --------
ASSETS
 Investments at value (cost
  $62,811,284; $97,587,005;
  $53,000,572; $67,997,648;
  $25,502,592, respectively).  $66,492,853 $108,088,189   $57,253,360    $71,815,329  $25,416,134
 Short-term investments (cost
  $4,747,472; $3,401,000;
  $5,248,911; $4,490,000;
  $2,596,920, respectively)..    4,747,472    3,401,000     5,248,911      4,940,000    2,596,920
 Cash........................      414,320            0             0        121,904    1,039,092
 Foreign cash (cost $0; $0;
  $0; $474,652; $0,
  respectively)..............            0            0             0        474,595            0
 Dividends and interest
  receivable.................      145,256       92,309        78,119        306,075      423,620
 Receivable for investments
  sold.......................            0    1,715,463       124,117        226,511            0
 Receivable from sponsor.....            0            0         1,263              0        6,961
 Receivable from forward
  contracts..................            0            0             0        203,399            0
 Foreign tax reclaim.........            0            0             0         66,849            0
 Unrealized appreciation on
  foreign currency and
  forward contracts..........            0            0             0      1,019,310            0
 Unamortized organizational
  expenses (Note 2E).........      25,506       25,220        25,725         25,388       26,297
                               ----------- ------------   -----------    -----------  -----------
   Total Assets..............   71,825,407  113,322,181    62,731,495     79,199,360   29,509,024
                               ----------- ------------   -----------    -----------  -----------
LIABILITIES
 Payable for securities
  purchased..................      259,790    2,500,712     1,165,012      1,357,259            0
 Payable to custodian........            0      174,477         3,220              0            0
 Payable for forward
  contracts..................            0            0             0         20,460            0
 Advisory fee payable (Note
  3).........................       20,243       31,465        24,727         27,604        5,545
 Administrative services fee
  payable (Note 3)...........        4,338        6,743         3,709          4,601        1,663
 Transfer agent fee payable
  (Note 3)...................        1,490        1,492         1,583          1,648        1,178
 Other accrued expenses......       36,914       70,732        30,706         55,913       15,893
                               ----------- ------------   -----------    -----------  -----------
   Total Liabilities.........      322,775    2,785,621     1,228,957      1,467,485       24,279
                               ----------- ------------   -----------    -----------  -----------
NET ASSETS...................  $71,502,632 $110,536,560   $61,502,538    $77,731,875  $29,484,745
                               =========== ============   ===========    ===========  ===========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Assets and Liabilities (continued) -- June 30, 1996

                                                             SMALL                      LIMITED
                                  VALUE       GROWTH     CAPITALIZATION INTERNATIONAL  DURATION
                                  -----       ------     -------------- -------------  --------
NET ASSETS CONSIST OF:
 Capital stock...............  $     6,228 $      9,930   $     5,558    $     6,906  $     2,948
 Additional paid-in capital..   64,485,086  101,701,922    56,229,582     71,069,437   29,645,881
 Accumulated undistributed
  net investment
  income/(loss) on
  investments................           27          (45)          172              0      (28,162)
 Accumulated undistributed
  realized gain/(loss) on
  investments and foreign
  currency...................    3,329,722   (1,676,431)    1,014,438      1,818,598      (49,464)
 Net unrealized
  appreciation/(depreciation)
  on investments and foreign
  currency translations......    3,681,569   10,501,184     4,252,788      4,836,934      (86,458)
                               ----------- ------------   -----------    -----------  -----------
NET ASSETS...................  $71,502,632 $110,536,560   $61,502,538    $77,731,875  $29,484,745
                               =========== ============   ===========    ===========  ===========
SHARES OF BENEFICIAL INTEREST
 Shares of beneficial
  interest outstanding.......    6,228,426    9,930,197     5,557,917      6,906,122    2,947,568
                               =========== ============   ===========    ===========  ===========
 Net asset value per share
  outstanding................       $11.48       $11.13        $11.07         $11.26       $10.00
                                    ======       ======        ======         ======       ======





















See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Operations

                                   VALUE          GROWTH     SMALL CAPITALIZATION  INTERNATIONAL  LIMITED DURATION
                              AUGUST 25, 1995 AUGUST 8, 1995  SEPTEMBER 5, 1995   AUGUST 17, 1995 OCTOBER 10, 1995
                               (COMMENCEMENT  (COMMENCEMENT     (COMMENCEMENT      (COMMENCEMENT   (COMMENCEMENT
                              OF OPERATIONS)  OF OPERATIONS)    OF OPERATIONS)    OF OPERATIONS)   OF OPERATIONS)
                                  THROUGH        THROUGH           THROUGH            THROUGH         THROUGH
                                 JUNE 30,        JUNE 30,          JUNE 30,          JUNE 30,         JUNE 30,
                                   1996            1996              1996              1996             1996
                              --------------- -------------- -------------------- --------------- ----------------
Investment Income
 Interest...................    $   86,298     $   165,647        $  159,106        $  125,330       $ 815,649
 Dividends (net of
  withholding tax of $350,
  $630, $0, $120,485, $0,
  respectively).............     1,463,690         578,756           557,137         1,126,075               0
                                ----------     -----------        ----------        ----------       ---------
                                 1,549,988         744,403           716,243         1,251,405         815,649
                                ----------     -----------        ----------        ----------       ---------
Expenses:
 Advisory (Note 3)..........       146,057         204,427           152,465           195,488          30,513
 Administrative services
  (Note 3)..................        48,686          68,142            33,881            48,872          15,263
 Fund accounting fees and
  expenses
  (Note 3)..................        30,042          33,348            32,997            55,252          28,549
 Consulting (Note 3)........        24,343          34,071            16,940            24,436           7,628
 Legal......................         6,861          10,428             4,781             6,650           2,496
 Reports to shareholders....         5,232          11,572             4,797             5,821             987
 Audit......................        13,378          16,815             9,114            12,371           5,377
 Registration...............        30,720          51,010            28,400            32,600          19,200
 Custodian..................        12,193          15,843            11,078            42,742           3,304
 Trustees...................         2,907           2,907             2,907             2,907           2,907
 Transfer agent fees and
  expenses (Note 3).........         3,987           4,036             3,869             4,260           2,451
 Amortization of
  organizational expenses...         5,234           5,520             5,015             5,352           4,443
 Miscellaneous..............         1,444           4,056             1,654            14,488           1,562
                                ----------     -----------        ----------        ----------       ---------
 Total expenses before
  waivers...................       331,084         462,175           307,898           451,239         124,680
 Less: expenses
  waived/reimbursed by
  Administrator and
  Custodian.................       (24,365)        (32,878)          (43,630)          (54,960)        (43,821)
                                ----------     -----------        ----------        ----------       ---------
 Net expenses...............       306,719         429,297           264,268           396,279          80,859
                                ----------     -----------        ----------        ----------       ---------
Net investment income.......     1,243,269         315,106           451,975           855,126         734,790
                                ----------     -----------        ----------        ----------       ---------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Operations (continued)

                                   VALUE          GROWTH     SMALL CAPITALIZATION  INTERNATIONAL  LIMITED DURATION
                              AUGUST 25, 1995 AUGUST 8, 1995  SEPTEMBER 5, 1995   AUGUST 17, 1995 OCTOBER 10, 1995
                               (COMMENCEMENT  (COMMENCEMENT     (COMMENCEMENT      (COMMENCEMENT   (COMMENCEMENT
                              OF OPERATIONS)  OF OPERATIONS)    OF OPERATIONS)    OF OPERATIONS)   OF OPERATIONS)
                                  THROUGH        THROUGH           THROUGH            THROUGH         THROUGH
                                 JUNE 30,        JUNE 30,          JUNE 30,          JUNE 30,         JUNE 30,
                                   1996            1996              1996              1996             1996
                              --------------- -------------- -------------------- --------------- ----------------
Net realized gain/(loss) on
 investments................  $  3,455,493    $ (1,676,431)       $ 1,014,438       $  721,509       $ (49,464)
Net realized gain on foreign
 currency transactions......             0               0                 0         1,672,504               0
Net unrealized
 appreciation/(depreciation)
 of investments.............     3,681,569      10,501,184         4,252,788         3,817,681         (86,458)
Net unrealized gain on
 foreign currency
 transactions...............             0               0                 0         1,019,253               0
                                ----------     -----------        ----------        ----------       ---------
Net realized and unrealized
 gain/(loss) on investments
 and foreign currency
 transactions...............     7,137,062       8,824,753         5,267,226         7,230,947        (135,922)
                                ----------     -----------        ----------        ----------       ---------
Net increase in net assets
 resulting from operations..    $8,380,331     $ 9,139,859        $5,719,201        $8,086,073       $ 598,868
                                ==========     ===========        ==========        ==========       =========






















See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Changes in Net Assets

                                    VALUE          GROWTH     SMALL CAPITALIZATION  INTERNATIONAL  LIMITED DURATION
                               AUGUST 25, 1995 AUGUST 8, 1995  SEPTEMBER 5, 1995   AUGUST 17, 1995 OCTOBER 10, 1995
                                (COMMENCEMENT  (COMMENCEMENT     (COMMENCEMENT      (COMMENCEMENT   (COMMENCEMENT
                               OF OPERATIONS)  OF OPERATIONS)    OF OPERATIONS)    OF OPERATIONS)   OF OPERATIONS)
                                   THROUGH        THROUGH           THROUGH            THROUGH         THROUGH
                                  JUNE 30,        JUNE 30,          JUNE 30,          JUNE 30,         JUNE 30,
                                    1996            1996              1996              1996             1996
                               --------------- -------------- -------------------- --------------- ----------------
OPERATIONS
 Net investment income.......    $ 1,243,269    $    315,106      $   451,975        $   855,126     $    734,790
 Net realized gain/(loss) on
  investments and foreign
  currency transactions......      3,455,493      (1,676,431)       1,014,438          2,394,013          (49,464)
 Net unrealized
  appreciation/(depreciation)
  of investments and foreign
  currency transactions......      3,681,569      10,501,184        4,252,788          4,836,934          (86,458)
                                 -----------    ------------      -----------        -----------     ------------
 Net increase in net assets
  resulting from operations..      8,380,331       9,139,859        5,719,201          8,086,073          598,868
                                 -----------    ------------      -----------        -----------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income..     (1,243,242)       (315,151)        (451,803)        (1,399,229)        (762,952)
 From realized gains.........       (125,771)              0                0            (31,312)               0
                                 -----------    ------------      -----------        -----------     ------------
 Decrease in net assets
  resulting from
  distributions to
  shareholders...............     (1,369,013)       (315,151)        (451,803)        (1,430,541)        (762,952)
                                 -----------    ------------      -----------        -----------     ------------
CAPITAL SHARE TRANSACTIONS
 Proceeds from sales of
  shares.....................     71,825,228     116,643,472       62,623,020         73,530,380       43,425,188
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions..........      1,323,521         283,304          399,593          1,306,700          703,436
 Net asset value of shares
  redeemed...................     (8,677,435)    (15,234,924)      (6,807,473)        (3,780,737)     (14,499,795)
                                 -----------    ------------      -----------        -----------     ------------
 Net increase in net assets
  from capital share
  transactions...............     64,471,314     101,691,852       56,215,140         71,056,343       29,628,829
                                 -----------    ------------      -----------        -----------     ------------
 Total increase in net
  assets.....................     71,482,632     110,516,560       61,482,538         77,711,875       29,464,745
NET ASSETS:
 Beginning of period.........         20,000          20,000           20,000             20,000           20,000
                                 -----------    ------------      -----------        -----------     ------------
 End of period...............    $71,502,632    $110,536,560      $61,502,538        $77,731,875     $ 29,484,745
                                 ===========    ============      ===========        ===========     ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements -- June 30, 1996

  1. DESCRIPTION. The Hirtle Callaghan Trust (the "Trust") was incorporated in Delaware on December 15, 1994. The Trust is currently comprised of five portfolios: The Value Equity Portfolio ("Value") (commencement date August 25,
1995), The Growth Equity Portfolio ("Growth") (commencement date August 8,
1995), The Small Capitalization Equity Portfolio ("Small Cap") (commencement date September 5, 1995), The International Equity Portfolio ("International") (commencement date August 17, 1995), and The Limited Duration Municipal Bond Portfolio ("Limited Duration") (commencement date October 10, 1995) (collectively the "Portfolios"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-ended management series investment company. Each Portfolio operates as a diversified fund.

  2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Portfolios:

    A. Portfolio Valuation. The net asset value per share of the Portfolios is determined once on each Business Day as of the close of the New York Stock Exchange, which is normally 4 p.m. Eastern Time. Each Portfolio's net asset value per share is calculated by adding the value of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares. Those assets that are traded on an exchange or in the over-the-counter market are valued based upon market quotations. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trust's Board of Trustees. Other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Trust's Trustees. With the approval of the Board, any of the Portfolios may use a pricing service, bank, or broker-dealer experienced in such matters to value the Portfolio's securities.

    B. Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and accretion of discount on investments, is accrued daily, as earned.

    C. Dividend and Capital Gain Distributions to Shareholders. The Limited Duration Portfolio declares dividends from net investment income daily and distributes them on a monthly basis. The Value, Growth, and Small Cap Portfolios declare and distribute dividends from net investment income on a quarterly basis. The International Portfolio declares and distributes dividends from net investment income on a semi-annual basis. Net realized capital gains, if any, will be distributed at least annually for each Portfolio.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 1996

    D. Federal Income Taxes. It is the policy of each of the Portfolios to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Portfolios will not be subject to Federal income taxes to the extent that they distribute all of their taxable and tax-exempt income for the fiscal year. The Portfolios also intend to meet the distribution requirements to avoid the payment of an excise tax. Accordingly, no provision for taxes is recorded.

    E. Organizational Expenses. Costs incurred in connection with the organization and initial registration of the Portfolios have been deferred and are being amortized on a straight-line basis over sixty months, beginning with each Portfolio's commencement of operations. In the event any of the initial shares of the Portfolios are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the proportion as the number of shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

    F. Determination of Net Asset Value and Calculation of Expenses. Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio or on another reasonable basis.

    G. Foreign Exchange Transactions. The books and records of the Portfolios are maintained in U.S. dollars, non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:

      (i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

      (ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

    H. Use of Estimates. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause results to differ from these amounts.

    I. Other. The Portfolios maintain cash balances with their custodian and receive a reduction of their custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes, for the period ended June 30, 1996, the amounts recorded on the Statements of Operations as both custodian fees and reimbursements of expenses were $12,193, $15,843, $11,078, $42,742, and $3,304 for the Value,
  Growth, Small Cap, International and Limited Duration Portfolios, respectively.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 1996

  3. INVESTMENT ADVISORY, CONSULTING AND ADMINISTRATIVE CONTRACTS. The Trust has entered into investment advisory contracts (the "Portfolio Management Contracts") on behalf of each of the Portfolios with one or more Investment Managers. Each Investment Manager is responsible for providing a continuous program of investment management to, and placing all orders for, purchase and sale of securities and other instruments on behalf of the respective Portfolios they serve. Each Investment Manager is paid a fee based on average net assets, calculated and accrued daily and paid monthly at annual rates of 0.30% for the Value and Growth Portfolios, 0.45% for the Small Cap Portfolio, 0.40% for the International Portfolio, and 0.20% for the Limited Duration Portfolio. For the period ended June 30, 1996, the Investment Managers earned fees of $146,057, $204,427, $152,465, $195,488, and $30,513, for the Value,
Growth, Small Cap, International and Limited Duration Portfolios, respectively.

  The Investment Managers are as follows:

    Value Portfolio -- Cowen Asset Management; Institutional Capital
       Corporation.

    Growth Portfolio -- Jennison Associates Capital Corp.; Westfield
       Capital Management Company, Inc.

    Small Cap Portfolio -- Clover Capital Management, Inc.; Frontier
       Capital Management Company.

    International Portfolio -- Brinson Partners, Inc.

    Limited Duration Portfolio -- Morgan Grenfell Capital Management
       Incorporated.

  Pursuant to a consulting agreement between the Trust and Hirtle Callaghan & Co., Inc. ("HCCI") (the "HCCI Consulting Agreement"), HCCI is paid a fee calculated and accrued daily and paid monthly at annual rates of 0.05% of average net assets per Portfolio. HCCI will make its officers available to serve as officers and/or Trustees of the Trust, provide office space sufficient for the Trust's principal office, and monitor the performance of various investment management organizations, including the Investment Managers. HCCI does not have investment discretion with respect to Trust assets but is an adviser to the Trust for purposes of the 1940 Act. For the period ended June 30, 1996, HCCI earned fees of $24,343, $34,071, $16,940,
$24,436, and $7,628, for the Value, Growth, Small Cap, International and Limited Duration Portfolios, respectively.

  Furman Selz LLC ("Furman Selz") provides the Portfolios with administrative, fund accounting, dividend and capital gain distribution disbursing and transfer agency services, pursuant to an administrative agreement (the "Administrative Agreement"). The services under the Administrative Agreement are subject to the supervision of the Trust's Board of Trustees and officers and include day-to-day administration of matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Portfolios' arrangements with their custodian and assistance in the preparation of the Trust's Registration Statement under

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 1996

Federal and state laws. Pursuant to the Administration Agreement, the Portfolios' pay Furman Selz a monthly fee for its services which, on an annualized basis, will not exceed 0.10% of the average daily net assets of each Portfolio and is accrued daily. For the period ended June 30, 1996, Furman Selz earned administrative fees of $48,686, $68,142, $33,881, $48,872, and $15,263, for the Value, Growth, Small Cap, International and Limited Duration Portfolios, respectively. Furman Selz waived fees of $12,172, $17,035, $8,470, $12,218, and $3,816, for the Value, Growth, Small Cap,
International and Limited Duration Portfolios, respectively.

  Pursuant to a Services Agreement between the Trust and Furman Selz, Furman Selz provides the Portfolios with transfer and dividend and capital gain disbursing agent services, for which it receives a fee of $15.00 per account per year, plus certain out-of-pocket expenses. For the period ended June 30, 1996, Furman Selz earned transfer agency fees and expenses of $3,987, $4,036, $3,869, $4,260, and $2,451, for the Value, Growth, Small Cap, International and Limited Duration Portfolios, respectively.

  Pursuant to a Fund Accounting Agreement between the Trust and Furman Selz, Furman Selz assists the Portfolios in calculating net asset values and provides certain other accounting services for each Portfolio for an annual fee of $30,000 per Portfolio, plus certain out-of-pocket expenses. For the period ended June 30, 1996, Furman Selz earned fund accounting fees and expenses of $30,042, $33,348, $32,997, $55,252, and $28,549, for the Value,
Growth, Small Cap, International and Limited Duration Portfolios, respectively.

  The ratio of expenses to average net assets for each Portfolio was as follows: Value -- 0.63%, Growth -- 0.63%, Small Cap -- 0.78%, International --
 0.81%, and Limited Duration -- 0.53%. These ratios reflect a voluntary expense reimbursement by HCCI, to the Small Cap and Limited Duration Portfolios in the amounts of $24,082 and $36,701, respectively.

  4. SECURITIES TRANSACTIONS.

    A. Purchase and sale transactions. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the period ended June 30, 1996, were as follows:

                                     PURCHASES      SALES
                                    ------------ -----------
           Value................... $105,535,264 $46,179,531
           Growth..................  155,403,898  56,140,462
           Small Cap...............   65,813,769  13,826,262
           International...........   75,300,673   7,853,324
           Limited Duration........   47,771,758  22,083,536

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 1996

    B. Federal Income Tax Basis. Cost for book and Federal income tax purposes were substantially identical as of June 30, 1996. Gross unrealized appreciation and depreciation on investment securities at June 30, 1996, based on cost for Federal income tax purposes is as follows:

                                                                        NET
                                           GROSS        GROSS        UNREALIZED
                                         UNREALIZED   UNREALIZED   APPRECIATION /
                                        APPRECIATION DEPRECIATION  (DEPRECIATION)
                                        ------------ ------------  --------------
     Value............................. $ 4,868,771  $(1,187,202)   $ 3,681,569
     Growth............................  13,225,308   (2,724,124)    10,501,184
     Small Cap.........................   7,157,979   (2,905,191)     4,252,788
     International.....................   5,391,124   (1,573,443)     3,817,681
     Limited Duration..................      28,080     (114,538)       (86,458)

  5. CAPITAL SHARE TRANSACTIONS. The Trust is authorized to issue unlimited shares of capital stock with a par value of $0.001 each. Transactions in shares of the Portfolios for the period ended June 30, 1996, were as follows:

                                                                           LIMITED
                            VALUE      GROWTH    SMALL CAP  INTERNATIONAL  DURATION
                            -----      ------    ---------  -------------  --------
Beginning balance.......      2,000       2,000      2,000        2,000        2,000
                          ---------  ----------  ---------    ---------   ----------
Shares sold.............  6,895,902  11,354,869  6,172,293    7,134,694    4,319,896
Shares issued in rein-
 vestment of dividends
 and distributions......    118,398      26,496     39,271      120,738       70,048
Shares redeemed.........   (787,874) (1,453,168)  (655,647)    (351,310)  (1,444,376)
                          ---------  ----------  ---------    ---------   ----------
Net increase in shares..  6,226,426   9,928,197  5,555,917    6,904,122    2,945,568
                          ---------  ----------  ---------    ---------   ----------
Ending balance..........  6,228,426   9,930,197  5,557,917    6,906,122    2,947,568
                          =========  ==========  =========    =========   ==========

  6. DERIVATIVE INSTRUMENTS. The International Portfolio may invest in various financial instruments including positions in forward currency contracts, currency swaps and purchased foreign currency options. The Portfolio enters into such contracts for the purpose of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 1996

  A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. The Portfolio bears the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Portfolio's statement of assets and liabilities.

  The gain or loss from the difference between the cost of original contracts and the amount realized upon closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 1996, are recorded for financial reporting purposes as unrealized gains and losses by the Portfolio.

  The table below indicates the International Portfolio's outstanding forward positions at June 30, 1996:

                             Contract    Maturity     Value on     Value on June  Unrealized
            Currency          Amount       Date   Origination Date   30, 1996    Appreciation
      -------------------- ------------- -------- ---------------- ------------- ------------
Sell     Belgian Francs       47,200,000 08/19/96   $(1,554,078)    $(1,510,778)  $   43,300
Buy     Canadian Dollars       6,718,431 08/16/96     4,914,067       4,933,949       19,882
Sell     French Francs        28,200,000 08/19/96    (5,565,039)     (5,487,720)      77,319
Sell  German DeutscheMarks     6,300,000 08/16/96    (4,279,494)     (4,148,613)     130,881
Buy       Italian Lira     8,500,000,000 08/16/96     5,332,210       5,516,245      184,035
Sell      Japanese Yen       867,000,000 08/16/96    (8,276,730)     (7,955,592)     321,138
Sell     Dutch Guilder         7,700,000 08/16/96    (4,673,472)     (4,523,673)     149,799
Buy      Swedish Krone         9,442,300 08/16/96     1,400,000       1,419,555       19,555
Sell      Swiss Francs         1,375,000 08/16/96    (1,140,992)     (1,103,149)      37,843
Buy      British Pounds          862,813 08/16/96     1,300,000       1,338,136       38,136
                                                                                  ----------
                                                                                  $1,021,888
                                                                                  ==========

  7. CAPITAL LOSS CARRYOVERS. At June 30, 1996, the Growth and Limited Duration Portfolios had net capital loss carryovers of $1,527,636 and $48,759, respectively, which will be available through June 2004 to offset future capital gains, if any, of the respective Portfolios.

  8. SUBSEQUENT EVENTS. On July 1, 1996, Furman Selz announced that it had entered into an agreement pursuant to which its mutual funds division would be acquired by BISYS Group, Inc. ("BISYS") subject to certain conditions. It is anticipated that, following consummation of that transaction, services currently provided to the Trust by Furman Selz will be provided to the Trust by BISYS and certain of its affiliates under terms and conditions substantially the same as those currently in effect with respect to such services.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 1996

  As of July 29, 1996, Cowen Asset Management ceased providing portfolio management services to the Value Portfolio; on that same date, a portfolio management agreement between the Trust and Hotchkis and Wiley, L.P. ("Hotchkis") became effective. Pursuant to that agreement and subject to the approval of the shareholders of the Value Portfolio within 120 days of the effective date, Hotchkis provides portfolio management services for the Value Portfolio under the same terms and conditions as the prior manager. Merrill Lynch & Co., Inc. ("ML") has agreed to acquire all of the partnership interest in Hotchkis, subject to certain conditions. Subject to the approval of the shareholders of the Trust, it is anticipated that Hotchkis will continue to serve as a portfolio manager for the Value Portfolio following the acquisition of Hotchkis by ML.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights

                                 VALUE          GROWTH     SMALL CAPITALIZATION  INTERNATIONAL  LIMITED DURATION
                            AUGUST 25, 1995 AUGUST 8, 1995  SEPTEMBER 5, 1995   AUGUST 17, 1995 OCTOBER 10, 1995
                             (COMMENCEMENT  (COMMENCEMENT     (COMMENCEMENT      (COMMENCEMENT   (COMMENCEMENT
                            OF OPERATIONS)  OF OPERATIONS)    OF OPERATIONS)    OF OPERATIONS)   OF OPERATIONS)
                                THROUGH        THROUGH           THROUGH            THROUGH         THROUGH
                             JUNE 30, 1996  JUNE 30, 1996     JUNE 30, 1996      JUNE 30, 1996   JUNE 30, 1996
                            --------------- -------------- -------------------- --------------- ----------------
Net Asset Value, Beginning
 of Period.................     $ 10.00        $  10.00          $ 10.00            $ 10.00         $ 10.00
                                -------        --------          -------            -------         -------
Income from Investment
 Operations:
 Net investment income.....        0.22            0.04             0.10               0.16            0.35
 Net realized and
  unrealized gain on
  investments and foreign
  currency transactions....        1.51            1.13             1.07               1.35            0.01
                                -------        --------          -------            -------         -------
 Total from investment
  operations...............        1.73            1.17             1.17               1.51            0.36
                                -------        --------          -------            -------         -------
Less Distributions:
 From net investment
  income...................       (0.22)          (0.04)           (0.10)             (0.24)          (0.36)
 From realized gains.......       (0.03)           0.00             0.00              (0.01)           0.00
                                -------        --------          -------            -------         -------
 Total distributions.......       (0.25)          (0.04)           (0.10)             (0.25)          (0.36)
                                -------        --------          -------            -------         -------
Net Asset Value, End of
 Period....................     $ 11.48        $  11.13          $ 11.07            $ 11.26         $ 10.00
                                =======        ========          =======            =======         =======
Total Return...............       17.28%          11.69%           11.82%             15.15%           3.60%
Net Assets End of Period
 (in thousands)............     $71,503        $110,537          $61,503            $77,732         $29,485
Ratios to Average Net
 Assets of:
 Net investment income*....        2.55%           0.46%            1.33%              1.75%           4.78%
 Expenses net of
  waivers/reimbursements*..        0.63%           0.63%            0.78%              0.81%           0.53%
 Expenses before
  waivers/reimbursements*..        0.68%           0.68%            0.90%              0.92%           0.81%
Portfolio Turnover Rate....          92%             80%              38%                15%            116%

----------------

* Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the Hirtle Callaghan Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Value Equity, Growth Equity, Small Capitalization, International Equity and Limited Duration Municipal Bond Portfolios of the Hirtle Callaghan Trust (the "Trust") as of June 30, 1996, and the related statements of operations, changes in net assets and financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising the Hirtle Callaghan Trust as of June 30, 1996, and the results of their operations, the changes in their net assets and their financial highlights for each of the respective periods then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
August 23, 1996

                                                                      APPENDIX A

                     Ratings for Corporate Debt Securities

Moody's Investors Service, Inc.                   Standard & Poor's Corporation
Aaa                                               AAA
Judged to be of the best quality; smallest        This is the highest rating assigned by S&P to a
degree of investment risk                         debt obligation and indicates an extremely strong
                                                  capacity to pay principal and interest.

Aa                                                AA
Judged to be of high quality by all               Also qualify as high-quality debt obligations.
standards; together with Aaa group,               Capacity to pay principal and interest is very
comprise  what are generally known as             strong
"high grade bonds"

A                                                 A
Possess many favorable investment                 Strong capacity to pay principal and interest,
attributes and are to be considered as            although securities in this category are somewhat
upper medium grade obligations                    more susceptible to the adverse effects of changes
                                                  in circumstances and economic conditions.

Baa                                               BBB
Medium grade obligations, i.e.                    Bonds rated BBB are regarded as having an adequate
they are neither highly protected nor             capacity to pay principal and interest.  Although
poorly secured. Interest payments                 they normally exhibit adequate  protection
and principal security appear                     parameters, adverse economic conditions or
adequate for present but certain                  changing circumstances are more likely to lead to
protective elements may be lacking or             a weakened capacity to pay principal and interest
unreliable over time.  Lacking in                 for bonds in this category than for bonds in the A
outstanding investment characteristics and        category.
have speculative characteristics as well


Ba                                                BB
Judged to have speculative elements: their        Bonds rated BB are regarded, on balance, as
future cannot be considered as well               predominantly speculative with respect to the
assured.  Often the protection of                 issuer's capacity to pay interest and repay
interest and principal payments                   principal in accordance with the terms of the
may every moderate and thereby not well           obligation. While such bonds will likely have some
safeguarded during both good and bad              quality and protective characteristics, these are
times over the future.  Uncertainty               outweighed by large uncertainties or major risk
of position characterize bonds                    exposures to adverse conditions.
in this class

                        RATINGS FOR MUNICIPAL SECURITIES

The following summarizes the two highest ratings used by Standard & Poor's Corporation for short term notes:

     SP-1 -- Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

     SP-2 -- Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody's Investors Service, Inc. for short term notes:

     MIG-1/VIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-1/VIG-2 -- Obligations bearing these designations are of the high quality, with margins of protection ample although not so large as in the preceding group.

The following summarizes the two highest ratings used by Standard & Poor's Corporation for commercial paper:

     Commercial Paper rated A-1 by Standard & Poor's Corporation indicated that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.


The following summarizes the two highest ratings used by Moody's Investors Service, Inc. for commercial paper:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                                    Part C
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          (a)   Included in Part A of the Registration Statement:
                Expense Information
                Condensed Financial Information
          (b)   Included in Part B of the Registration Statement:
                Audited Balance Sheet
                Financial Statement for the period ended June 30, 1996
          (c)   Auditors' Report
                [To be supplied by amendment.]

(b) Exhibits:
          1 (a) Certificate of Trust filed on December 15, 1994 with the
                Secretary of State of Delaware
                (Incorporated herein by reference to Items (b)(i) contained in Registrant's Registration Statement (No. 33-87636) as filed with the Securities and Exchange Commission on December 19, 1994.)

          1 (b) Amended and Restated Declaration and Agreement of Trust (as amended November 9, 1995) FILED HEREWITH

          (2)   Bylaws of the Trust (as amended November 9, 1995)
                FILED HEREWITH

          (3)   /[voting trust agreement]/
                Not Applicable.

          (4)   /[instruments defining right of securityholders]/
                Not Applicable.

          (5) (a) Portfolio Management Contracts between the Trust and each Investment Manager for the several Portfolios of the Trust. (Incorporated herein by reference to Items (b)(5) contained in Registrant's Registration Statement (No. 33-87636) as filed with the Securities and Exchange Commission on July 24, 1995.)

                (b) Consulting Agreement between the Trust and Hirtle, Callaghan & Co., Inc.
                (Incorporated herein by reference to Items (b)(5) contained in Registrant's Registration Statement (No. 33-87636) as filed with the Securities and Exchange Commission on July 24, 1995.)

                (c)Portfolio Management Contracts between the Trust and Hotchkis and Wiley. FILED HEREWITH

                (6) (a) Distribution Agreement between Furman, Selz LLC (formerly, Furman Selz, Incorporated) and the Trust. (Incorporated herein by reference to Items (b)(6) contained in Registrant's Registration Statement (No. 33-87636) as filed with the Securities and Exchange Commission on July 24, 1995.)

               (b) Distribution Agreement between BISYS Fund Services [to be filed by amendment].

          (7)   [bonus, pension and profit-sharing plans]
                Not Applicable.

          (8) Custodian Agreement between Bankers Trust Company and the Trust. (Incorporated herein by reference to Items (b)(8) contained in Registrant's Registration Statement (No. 33-87636) as filed with the Securities and Exchange Commission on July 24, 1995.)

          (9) (a)(i) Administration Agreement between the Trust and Furman, Selz LLC (formerly, Furman Selz, Incorporated).
                (Incorporated herein by reference to Items (b)(9) contained in Registrant's Registration Statement (No. 33-87636) as filed with the Securities and Exchange Commission on July 24, 1995.)

                (a)(ii) Transfer Agency and Service Agreement between the Trust and Furman, Selz LLC (formerly, Furman Selz, Incorporated) (Incorporated herein by reference to Items (b)(9) contained in Registrant's Registration Statement (No. 33-87636) as filed with the Securities and Exchange Commission on July 24, 1995.)

                (a)(iii) Accounting Services Agreement between Furman Selz LLC (formerly, Furman Selz, Incorporated) and the Trust. (Incorporated herein by reference to Items (b)(5) contained in Registrant's Registration Statement (No. 33-87636) as filed with the Securities and Exchange Commission on July 24, 1995.)

         (9)(b) Registrant's Agreements with BISYS Fund Services
                (b)(i) Adminstration Agreement
                (b)(ii) Transfer Agency Agreement
                (b)(iii) Fund Accounting Agreement


          (10)  Opinion of Stradley, Ronon, Stevens & Young.
                (Incorporated herein by reference to Items (b)(5) contained in Registrant's Registration Statement (No. 33-87636) as filed with the Securities and Exchange Commission on July 24, 1995.)

          (11)  Consent of Accountants.
                [To be filed by amendment.]

          (12) [omitted financial statements] Not Applicable.

          (13)  [agreements regarding initial capital]
                Not Applicable.

          (14)  [model retirement plans]
                Not Applicable.

          (15)  [Rule 12b-1 plan]
                Not Applicable.

          (16)  [computation for Item 22 performance]
                Not Applicable.

          (17)  Financial Data Schedule [See Item 27, below]

          (18)  [plan pursuant to rule 18f-3]
                Not Applicable.

          (24)  Powers of Attorney
                (Incorporated herein by reference to Item 24 contained in Post-effective Amendment No. 2, filed with the Securities and Exchange Commission on February 9, 1996.)

          (27)  Financial Data Schedules (Rule 483 under the Securities Act of
                1933)  FILED HEREWITH.


Item 25.  Persons Controlled by or Under Common Control with Registrant.
          --------------------------------------------------------------
                        None.

Item 26.  Number of Holders of Securities.
          --------------------------------

          Title of Class               Number of Record Holders
                                       as of ______, 1996
          --------------               -----------------------------------------
          Units of beneficial
          interest, par value $.001    The Value Equity Portfolio          To be filed by amendment.
                                       The Growth Equity Portfolio         To be filed by amendment.
                                       The Small Capitalization Equity
                                         Portfolio                         To be filed by amendment.
                                       The International Equity Portfolio  To be filed by amendment.
                                       The Limited Duration Municipal
                                         Bond Portfolio                    To be filed by amendment.




Item 27.  Indemnification.
          ----------------

      Reference is made to Article VII of the Trust's Amended and Restated Agreement and Declaration of Trust and to Article VI of the Trust's By-Laws, which are incorporated herein by reference. Pursuant to Rule 484 under the Securities Act of 1933 (the "Act"), as amended, the Trust furnishes the following undertaking:

Insofar as indemnification for liabilities arising under the Act may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Advisers.
          ------------------------------------------------------

      Information relating to the business and other connections of each of the Trust's Investment Managers and each director, officer or partner of such managers are hereby incorporated by reference from each such manager's Form ADV, as filed with the Securities and Exchange Commission, as follows:


          Investment Manager             SEC File No. 801-     ADV Item No.
------------------------------------------------------------------------------
Brinson Partners, Inc.                         34910        Part I (8, 10 & 12)
                                                            Part II (6 - 9, 13)
Frontier Capital Management Co.                15724        Part I (8, 10 & 12)
                                                            Part II (6 - 9, 13)
Jennison Associates Capital Corp.               5608        Part I (8, 10 & 12)
                                                            Part II (6 - 9, 13)
Institutional Capital Corporation              40779        Part I (8, 10 & 12)
                                                            Part II (6 - 9, 13)
Westfield Capital Management, Inc.             34350        Part I (8, 10 & 12)
                                                            Part II (6 - 9, 13)
Clover Capital Management Inc.                 27041        Part I (8, 10 & 12)
                                                            Part II (6 - 9, 13)
Morgan Grenfell Capital Management Inc.        27291        Part I (8, 10 & 12)
                                                            Part II (6 - 9, 13)
Hotchkis and Wiley [to be filed by amendment]

Merrill Lynch Asset Management LP [to be filed by amendment]


      Hirtle, Callaghan & Co., Inc. ("HCCI") has entered into a Consulting Agreement with the Trust. Although HCCI is a registered investment adviser, HCCI does not have investment discretion with regard to the assets of the Trust. Information regarding the business and other connections of HCCI's officers and directors is incorporated by reference to Part I (Items 8, 10 and 12) and Part II (Items 6 - 9 and 13) of HCCI's Form ADV, File No. 801-32688 which has been filed with the Securities and Exchange Commission.

Item 29.  Principal Underwriters.
          -----------------------

          (a) BISYS Fund Services, Inc. ("BISYS") serves as the principal underwriter for the Trust. BISYS also serves as a principal underwriter for the the following investment companies [to be filed by amendment]

          (b) The following table sets forth the indicated information with respect to each director and officer of BISYS. Unless otherwise noted, the business address for each such person is 3435 Stelzer Road, Columbus, Ohio 43219:


Name                         Positions and Offices with    Positions with Trust
----                         Underwriter                   --------------------
                             -----------
[To be supplied by amendment.]


      (c) Not Applicable.

Item 30.  Location of Accounts and Records.
          ---------------------------------
      (a) Bankers Trust Company, 130 Liberty Street, One Bankers Trust Plaza, New York, New York 10006 (records relating to its function as custodian.)



      (b) Furman, Selz LLC (Mutual Funds Group) or its successor service provider BISYS Fund Services, 230 Park Avenue, New York, New York 10161 (records relating to its function as administrator, accounting agent, transfer and dividend disbursing agent and distributor.)

      (c)  BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219.

      (d) Records relating to the activities of each of the investment managers on behalf of the indicated portfolio are maintained as follows:

       Investment Manager                          Location of Accounts and
       ------------------                          Records
                                                   ------------------------

The International Equity Portfolio
----------------------------------
Brinson Partners, Inc.                             209 South LaSalle Street
                                                   Chicago, IL 60604-1295
The Small Capitalization Equity Portfolio
------------------------------------------
       Clover Capital Management, Inc.             11 Tobey Village Office Park
                                                   Pittsford, NY 14534

       Frontier Capital Management                 99 Summer Street
       Company                                     Boston, MA 02110

The Value Equity Portfolio
--------------------------
       Hotchkis and Wiley                          800 West Sixth Street
                                                   Los Angeles, California 90017

       Institutional Capital                       225 West Wacker
       Corporation                                 Suite 2400
                                                   Chicago, IL 60606
The Growth Equity Portfolio:
---------------------------
       Jennison Associates Capital Corp.           466 Lexington Ave.
                                                   New York, NY 10017
       Westfield Capital Management                One Financial Center
       Company, Inc.                               Boston, MA 02111



The Limited Duration Municipal Bond Portfolio:
---------------------------------------------
           Morgan Grenfell Capital                 885 Third Avenue
           Management Incorporated                 New York, NY 10022-4802
                                                   and 1435 Walnut Street
                                                   (4th Fl.) Philadelphia, PA
                                                   19102

Item 31.  Management Services.
          --------------------
          None.

Item 32.  Undertakings.
          -------------
          Not Applicable.
          --------------

                               SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 3 to be signed on its behalf by the undersigned, thereto duly authorized in the City of Wayne, and the Commonwealth of Pennsylvania on the October 10, 1996.

                                       THE HIRTLE CALLAGHAN TRUST

                                       BY:  /s/ Donald E. Callaghan
                                         ---------------------------
                                       Chief Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


  /s/                          Treasurer and Vice-President     October 10, 1996
  -------------------------    (Principal Financial Officer)
  Robert Zion

  /s/                          Trustee                          October 10, 1996
  -------------------------
  Donald E. Callaghan

  /s/                     *    Trustee                          October 10, 1996
  -------------------------
  Richard W. Wortham, III

  /s/                     *    Trustee                          October 10, 1996
  -------------------------
  Ross H. Goodman

  /s/                     *    Trustee                          October 10, 1996
  -------------------------
  Jarrett Burt Kling

  /s/                     *    Trustee                          October 10, 1996
  -------------------------
  David M. Spungen

  /s/                     *    Trustee                          October 10, 1996
  -------------------------
  Jonathan J. Hirtle



  * signed by Donald E. Callaghan, pursuant to power of attorney (included as Exhibit 24 to Post-Effective Amendment No. 2, filed with the Securities and Exchange Commission on February 8, 1996)